UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03447

SEI Tax Exempt Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal St.

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: August 31, 2015

Date of reporting period: August 31, 2015

Item 1. Reports to Stockholders.

August 31, 2015

ANNUAL REPORT

SEI Tax Exempt Trust

➤ Tax Free Fund

➤ Institutional Tax Free Fund

➤ Intermediate-Term Municipal Fund

➤ Short Duration Municipal Fund

➤ California Municipal Bond Fund

➤ Massachusetts Municipal Bond Fund

➤ New Jersey Municipal Bond Fund

➤ New York Municipal Bond Fund

➤ Pennsylvania Municipal Bond Fund

➤ Tax-Advantaged Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Tax Exempt Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent
12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

Letter to Shareholders

TO OUR SHAREHOLDERS:

Municipal bond (“muni”) markets advanced at a diminished pace during the Funds’ fiscal year — September 2014 through August 2015 — despite maintaining the measured volatility that accompanied its rebound during the Funds’ prior fiscal year. After rising at the beginning of the latest fiscal year, only to retreat, the muni market finished 2014 without a clear directional trend. The Federal Reserve (“Fed”) followed through on the conclusion of its asset purchase program in October 2014 just as the Bank of Japan and European Central Bank were increasing their commitments, setting the stage for a sharp and ultimately unsustainable muni-market advance at the outset of 2015. Attention was focused steadily on the timing of the Fed’s first interest-rate hike (bond prices and interest rates tend to move inversely), which progressed further along the calendar and remained to be seen at the latest fiscal year end. Aside from an early spring recovery, the muni market trended lower before bottoming in early June. Mounting concerns centered on the fragility of a fierce rally in mainland Chinese equity markets culminated in a flight to quality, which supported the muni market through the latest fiscal year end.

Muni market sector performance trends continued, with revenue bonds (which tend to be riskier as they are not supported by the issuing government’s ability to levy taxes) outperforming general obligation (“GO”) bonds, while pre-refunded bonds produced the lowest returns. Despite improving tax collections, many GO issuers faced headwinds associated with rising pension and healthcare liabilities, which caused their returns to lag revenue bonds. Outside of municipals, qualified dividend income eligible preferred stocks, which enjoy favorable tax treatment and are often held in the Tax-Advantaged Income Fund, performed well, outpacing revenue bonds (the top-performing municipal sector) during the Funds’ fiscal year.

Among state issuers, yields declined in California, New York and Pennsylvania, but rose in Massachusetts and New Jersey; the latter’s yields surged during the spring of 2015 amid the latest in a string of credit-rating downgrades. Some municipal issuers continued to face headwinds, with Puerto Rico earning headlines when its Public Finance Corp. defaulted late in the fiscal year. Puerto Rico bonds continued to experience heightened volatility, with the prices of some taxable and tax-exempt issues falling to distressed levels.

From a credit quality perspective, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds. High-yield muni bonds led during the majority of the Funds’ fiscal year, but reversed sharply in June amid the retreat from risk assets. Tobacco bonds, meanwhile, outperformed both investment-grade and high-yield muni bonds.

Supply and demand factors remained favorable during the Funds’ recently completed fiscal year. On the supply side, muni issuance increased from the prior fiscal year; refunding opportunities accounted for a majority of issuance, with a significant spike in March. New issuance stayed in a relatively tight month-to-month range, notwithstanding a notable increase in June. On the demand side, net cash flows into the muni asset class were positive during the full fiscal year, despite a steadily deteriorating trend. The first six months were marked by significant positive monthly flows, followed by two months of declining inflows and concluding with four months of varying outflows.

The muni market underperformed comparably-dated Treasurys during the Funds’ fiscal year. Muni yields increased, with short-term yields rising in a greater magnitude than long-term yields, resulting in a flatter municipal yield curve. Short-term Treasury yields also increased, while intermediate- and long-term yields declined, effecting a comparably greater yield-curve flattening.

On behalf of SEI Investments, I want to thank you for your confidence in the SEI Tax Exempt Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

SEI Tax Exempt Trust / Annual Report / August 31, 2015	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

Intermediate-Term Municipal Fund

I. Objective:

The Intermediate-Term Municipal Fund (the “Fund”) seeks to provide the highest level of income exempt from federal income tax as is consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisers Delaware Investments Fund Advisers and Standish Mellon Asset Management Company, LLC as of August 31, 2015.

III. Returns

For the fiscal year ended August 31, 2015, the Intermediate-Term Municipal Fund, Class A, returned 1.67%. The Fund’s Benchmark — Barclays 3-15 Year Municipal Blend Index — returned 2.02%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields increased during the course of the Fund’s fiscal year, with short-term yields rising in a greater magnitude than long-term yields. Accordingly, the Fund’s yield curve flattening posture enhanced returns.

As the shareholder letter noted, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive to returns. A small allocation to below investment-grade municipal bonds subtracted from returns as those securities trailed the performance of investment-grade bonds.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds and underweights to GO and pre-refunded bonds were beneficial. The Fund maintained a modestly longer-duration posture during the year, which represented a small negative given the rise in municipal yields.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Intermediate-Term Municipal Fund, Class A	1.67%	2.11%	3.14%	3.85%	4.90%
Barclays 3-15 Year Municipal Blend Index[3]	2.02%	2.56%	3.52%	4.45%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Intermediate-Term Municipal Fund, Class A, versus the Barclays 3-15 Year Municipal Blend Index

[1]	For the period ended August 31, 2015. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 5, 1989.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays 3-15 Year Municipal Blend Index, is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

2	SEI Tax Exempt Trust / Annual Report / August 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

Short Duration Municipal Fund

I. Objective:

The Short Duration Municipal Fund (the “Fund”) seeks to provide a high level of income exempt from federal income tax consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund under the general supervision of SIMC. The Fund utilized sub-advisers Neuberger Berman Fixed Income, LLC and Wells Capital Management, Inc. as of August 31, 2015.

III. Returns

For the fiscal year ended August 31, 2015, the Short Duration Municipal Fund, Class A, returned 0.16%. The Fund’s benchmark — Barclays 1-Year Municipal Bond Index — returned 0.57%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields increased during the course of the Fund’s fiscal year, with short-term yields rising in a greater magnitude than long-term yields. Accordingly, the Fund’s yield curve flattening posture through an overweight to three-to-five year bonds enhanced returns.

As the shareholder letter noted, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive to returns. A small allocation to below investment-grade municipal bonds subtracted from returns as those securities trailed the performance of investment-grade bonds.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds and underweights to general obligation and pre-refunded bonds were beneficial. The Fund maintained a modestly shorter-duration posture during the year, which was incrementally positive.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Short Duration Municipal Fund, Class A	0.16%	0.39%	0.65%	1.86%	1.73%
Barclays 1-Year Municipal Bond Index[3]	0.57%	0.70%	0.84%	2.16%	2.01%

Comparison of Change in the Value of a $100,000 Investment in the Short Duration Municipal Fund, Class A, versus the Barclays 1-Year Municipal Bond Index

[1]	For the period ended August 31, 2015. Past performance is no indication of future performance. Shares of the Fund were offered beginning November 13, 2003.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays 1-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the short-term tax exempt bond market. The Index has four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

California Municipal Bond Fund

I. Objective:

The California Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the general supervision of SIMC. The Fund utilized sub-adviser Standish Mellon Asset Management Company, LLC as of August 31, 2015.

III. Returns

For the fiscal year ended August 31, 2015, the California Municipal Bond Fund, Class A, returned 1.53%. The Fund’s benchmark — Barclays MF California Intermediate Municipal Index — returned 1.91%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields increased during the course of the Fund’s fiscal year, with short-term yields rising in a greater magnitude than long-term yields. Accordingly, the Fund’s overweight to bonds with maturities beyond ten years enhanced returns.

As the shareholder letter noted, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive to returns.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds and underweights to GO and pre-refunded bonds were beneficial. Security selection within the GO sector subtracted through an underweight to State of California GO bonds, which outperformed due to strong tax collections and an improving state economy.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
California Municipal Bond Fund, Class A	1.53%	1.90%	2.91%	3.75%	4.20%
Barclays MF California Intermediate Municipal Index[3]	1.91%	3.00%	3.93%	4.79%	4.98%

Comparison of Change in the Value of a $100,000 Investment in the California Municipal Bond Fund, Class A, versus the Barclays MF California Intermediate Municipal Index

[1]	For the period ended August 31, 2015. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays MF California Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of California and their agencies, with maturities between 5 and 10 years.

4	SEI Tax Exempt Trust / Annual Report / August 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

Massachusetts Municipal Bond Fund

I. Objective:

The Massachusetts Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the general supervision of SIMC. The Fund utilized sub-adviser Standish Mellon Asset Management Company, LLC as of August 31, 2015.

III. Returns

For the fiscal year ended August 31, 2015, the Massachusetts Municipal Bond Fund, Class A, returned 1.27%. The Fund’s benchmark — Barclays MF Massachusetts Intermediate Municipal Index — returned 2.02%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields increased during the course of the Fund’s fiscal year, with short-term yields rising in a greater magnitude than long-term yields. Accordingly, the Fund’s underweight to six-ten year maturity bonds detracted.

As the shareholder letter noted, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive to returns.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds and underweights to GO and pre-refunded bonds were beneficial. Security selection within the GO sector subtracted through an overweight to local GO issuers, which underperformed the Commonwealth’s GO bonds.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Massachusetts Municipal Bond Fund, Class A	1.27%	1.57%	2.61%	3.85%	4.18%
Barclays MF Massachusetts Intermediate Municipal Index[3]	2.02%	2.57%	3.59%	4.75%	4.98%

Comparison of Change in the Value of a $100,000 Investment in the Massachusetts Municipal Bond Fund, Class A, versus the Barclays MF Massachusetts Intermediate Municipal Index

[1]	For the period ended August 31, 2015. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays MF Massachusetts Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Massachusetts and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

New Jersey Municipal Bond Fund

I. Objective:

The New Jersey Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the general supervision of SIMC. The Fund utilized sub-adviser Standish Mellon Asset Management Company, LLC as of August 31, 2015.

III. Returns

For the fiscal year ended August 31, 2015, the New Jersey Municipal Bond Fund, Class A, returned 0.47%. The Fund’s benchmark — Barclays 3-10 Year Intermediate Municipal Blend Index — returned 1.64%.

IV. Performance Discussion

The Fund is benchmarked versus a national index due to the lack of a New Jersey state-specific index. New Jersey has struggled recently, with tepid tax receipts and escalating costs due to pension and healthcare liabilities. As a result, New Jersey bonds have lagged the performance of other states against which the Fund is benchmarked, serving as the primary driver of underperformance.

As addressed in the enclosed shareholder letter, municipal yields increased during the course of the Fund’s fiscal year, with short-term yields rising in a greater magnitude than long-term yields. Accordingly, the Fund’s to six-ten year maturity bonds detracted. As the shareholder letter noted, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive to returns.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds and underweights to GO and pre-refunded bonds were beneficial. Security selection within the GO sector was positive as the Fund maintained an underweight to state GO bonds.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New Jersey Municipal Bond Fund, Class A	0.47%	1.04%	1.96%	3.23%	3.68%
Barclays 3-10 Year Intermediate Municipal Blend Index[3]	1.64%	2.21%	3.06%	4.20%	4.54%

Comparison of Change in the Value of a $100,000 Investment in the New Jersey Municipal Bond Fund, Class A, versus the Barclays 3-10 Year Intermediate Municipal Blend Index

[1]	For the period ended August 31, 2015. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays 3-10 Year Intermediate Municipal Blend Index is a rules-based, market value-weighted index engineered for the intermediate-term tax exempt investor. The Index is derived from a combination of the Barclays 3, 5, 7 and 10 year municipal Indices. These Indices have four main sectors: general obligation, revenue, insured and pre-refunded bonds.

6	SEI Tax Exempt Trust / Annual Report / August 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

New York Municipal Bond Fund

I. Objective:

The New York Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New York state and city income taxes as is consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the general supervision of SIMC. The Fund utilized sub-adviser Standish Mellon Asset Management Company, LLC as of August 31, 2015.

III. Returns

For the fiscal year ended August 31, 2015, the New York Municipal Bond Fund, Class A, returned 1.25%. The Fund’s benchmark — Barclays MF New York Intermediate Municipal Index — returned 2.16%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields increased during the course of the Fund’s fiscal year, with short-term yields rising in a greater magnitude than long-term yields. Accordingly, the Fund’s underweight to six-ten year maturity bonds detracted.

As the shareholder letter noted, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive to returns.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds and underweights to GO and pre-refunded bonds were beneficial. Security selection within the GO sector subtracted through an underweight to New York City bonds, which outperformed.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New York Municipal Bond Fund, Class A	1.25%	1.49%	2.31%	3.53%	4.02%
Barclays MF New York Intermediate Municipal Index[3]	2.16%	2.59%	3.29%	4.52%	4.85%

Comparison of Change in the Value of a $100,000 Investment in the New York Municipal Bond Fund, Class A, versus the Barclays MF New York Intermediate Municipal Index

[1]	For the period ended August 31, 2015. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays MF New York Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of New York and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

Pennsylvania Municipal Bond Fund

I. Objective:

The Pennsylvania Municipal Bond Fund (the “Fund”) seeks to provide current income exempt from federal and Pennsylvania state income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the general supervision of SIMC. The Fund utilized sub-adviser Standish Mellon Asset Management Company, LLC as of August 31, 2015.

III. Returns

For the fiscal year ended August 31, 2015, the Pennsylvania Municipal Bond Fund, Class A, returned 1.77%. The Fund’s benchmark — Barclays MF Pennsylvania Intermediate Municipal Index — returned 2.08%.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, municipal yields increased during the course of the Fund’s fiscal year, with short-term yields rising in a greater magnitude than long-term yields. Accordingly, the Fund’s overweight to bonds with maturities between six and ten years enhanced returns.

As the shareholder letter noted, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive to returns.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds and underweight to GO bonds were beneficial, while an overweight to pre-refunded bonds detracted. Security selection within the GO sector was positive as the Fund maintained an underweight to state GO bonds, which have suffered due to budgetary difficulties.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Pennsylvania Municipal Bond Fund, Class A	1.77%	1.39%	2.57%	3.35%	3.90%
Pennsylvania Municipal Bond Fund, Class B	1.83%	1.51%	2.71%	3.49%	4.91%
Barclays MF Pennsylvania Intermediate Municipal Index[3]	2.08%	2.64%	3.63%	4.63%	4.85%

Comparison of Change in the Value of a $100,000 Investment in the Pennsylvania Municipal Bond Fund, Class A and Class B, versus the Barclays MF Pennsylvania Intermediate Municipal Index

[1]	For the period ended August 31, 2015. Past performance is no indication of future performance. Class A and Class B shares were offered beginning August 26, 1998 and August 14, 1989, respectively.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays MF Pennsylvania Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Pennsylvania and their agencies, with maturities between 5 and 10 years.

8	SEI Tax Exempt Trust / Annual Report / August 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

Tax-Advantaged Income Fund

I. Objective

The Tax-Advantaged Income Fund (the “Fund”) seeks to provide the highest level of income possible in a tax efficient manner.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund under the general supervision of SIMC. The Fund utilized the following sub-advisers as of August 31, 2015: Pacific Investment Management Company, LLC and Spectrum Asset Management, Inc.

III. Returns

For the fiscal year ended August 31, 2015, the Tax-Advantaged Income Fund, Class A, returned 3.23%. The Fund’s primary benchmark — Barclays High Yield Municipal Bond Index — returned (0.07)%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, SIMC also utilizes a blended benchmark, which reflects the Fund’s allocations to various asset classes and markets, to assess performance. The Fund’s blended benchmark consists of the Barclays High Yield Municipal Bond Index (60%) and the Barclays Municipal Bond Index (40%). The Fund’s 60/40 Blended Benchmark is designed to provide a useful comparison for the Fund’s overall performance and reflects the Fund’s investment strategy more accurately than the broad-based index.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, qualified dividend income (“QDI”)-eligible preferred stocks outperformed the municipal market and enhanced returns for the period (QDI is a type of dividend that is subject to capital gains taxes rather than income taxes, which provides a potential tax benefit for some investors).

Municipal yields increased during the fiscal year, with short-term yields rising in greater magnitude than long-term yields. Accordingly, the Fund’s overweight to bonds with maturities greater than 20 years enhanced returns. As the shareholder letter noted, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive to returns. Non-investment-grade municipal bonds underperformed investment-grade municipal bonds, so an underweight to below investment-grade bonds benefitted returns.

Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds and underweight to GO bonds were beneficial, while an overweight to pre-refunded bonds detracted. Security selection within the GO sector was positive as the Fund maintained no holdings in Puerto Rico bonds, which were generally the worst performing municipal bonds during the fiscal year.

V. Use of Derivatives

During its fiscal year, the Fund purchased a small position in U.S. Treasury futures contracts and utilized interest-rate swap contracts to manage portfolio duration and interest-rate risk. This positioning did not have a material impact on Fund performance.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date
Tax-Advantaged Income Fund, Class A	3.23%	4.12%	5.36%	4.79%
60/40 Hybrid of the following Indices:	0.98%	3.13%	4.98%	4.58%
Barclays High Yield Municipal Bond Index[3]	(0.07)%	3.28%	5.63%	4.23%
Barclays Municipal Bond Index[4]	2.52%	2.83%	3.96%	4.94%

SEI Tax Exempt Trust / Annual Report / August 31, 2015	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2015 (Unaudited)

Tax-Advantaged Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Tax-Advantaged Income Fund, Class A, versus a 60/40 Blend of the following Indices: the Barclays High Yield Municipal Bond Index, and the Barclays Municipal Bond Index

[1]	For the period ended August 31, 2015. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 4, 2007.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays High Yield Municipal Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations.

[4]

The Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

10	SEI Tax Exempt Trust / Annual Report / August 31, 2015

SCHEDULE OF INVESTMENTS

Tax Free Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.6%

Alaska — 1.4%
Anchorage, GO
0.500%, 09/17/15	$14,500	$14,503

California — 3.7%
California State, Communities Development Authority, TECP
0.120%, 09/03/15	7,200	7,200
California State, GO
0.010%, 09/01/15 (A) (B)	8,200	8,200
California State, RB
0.030%, 09/03/15	1,400	1,400
Eclipse Funding Trust, Ser 2007-0061, RB
0.030%, 09/03/15 (A) (B)	8,225	8,225
Golden Empire Schools Financing Authority, Kern High School Project, RB
0.220%, 09/04/15 (B)	7,825	7,825
Irvine Ranch, Water District, Various Project, Ser A1, SAB
0.050%, 09/04/15 (B)	3,100	3,100
Sacramento, Municipal Utility District, Ser L, RB
0.010%, 09/03/15 (A) (B)	1,765	1,765

		37,715

Colorado — 1.0%
Colorado State, Educational & Cultural Facilities Authority, RB
0.010%, 09/03/15 (A) (B)	2,000	2,000
Colorado State, Housing & Finance Authority, Ser A, RB
0.110%, 09/02/15 (B)	1,185	1,185
Colorado State, Housing & Finance Authority, Ser AA3, RB
0.020%, 09/02/15 (B)	7,395	7,395

		10,580

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Connecticut — 2.0%
Connecticut State, Health & Educational Facility Authority, Hotchkiss School Project, Ser A, RB
0.010%, 09/03/15 (B)	$7,900	$7,900
Connecticut State, Housing Finance Authority, Ser C2, RB
0.020%, 09/03/15 (B)	5,595	5,595
Connecticut State, Industrial Development Authority, Bradley Airport Hotel Project, RB
0.020%, 09/03/15 (A) (B)	4,945	4,945
Manchester, GO
1.250%, 02/23/16	1,300	1,306

		19,746

District of Columbia — 0.4%
District of Columbia, Ser A, RB
0.010%, 09/02/15 (A) (B)	4,050	4,050

Florida — 6.0%
Florida State, Development Finance Authority, Center Court Properties Project, RB
0.060%, 09/03/15 (A) (B)	1,665	1,665
Florida State, Housing Finance Authority, Multi-Family Woodlands Project, RB
0.030%, 09/02/15 (A) (B)	10,250	10,250
Florida State, Public Education Project, Ser A, GO
5.000%, 06/01/16	2,400	2,484
Gainesville, Utilities System Revenue, Ser B, RB
0.010%, 09/07/15 (A) (B)	4,500	4,500
Highlands County, Health Facilities Authority, Hospital Health Project, RB
0.010%, 09/03/15 (B)	1,000	1,000
Hillsborough, Community College Foundation, RB
0.020%, 09/03/15 (A) (B)	5,700	5,700
Kissimmee, Utility Authority, TECP
0.110%, 09/02/15	12,100	12,100
0.110%, 09/03/15	8,950	8,950
Miami-Dade County, Professional Sports Franchise Project, Ser E, RB
0.020%, 09/01/15 (A) (B)	1,000	1,000
Palm Beach County, Revenue Authority, Benjamin Private School Project, RB
0.040%, 09/03/15 (A) (B)	5,160	5,160

SEI Tax Exempt Trust / Annual Report / August 31, 2015	11

SCHEDULE OF INVESTMENTS

Tax Free Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Palm Beach County, Revenue Authority, Henry Morrison Flagler Project, RB
0.030%, 09/03/15 (A) (B)	$1,900	$1,900
Palm Beach County, Revenue Authority, Pine Crest Preparatory Project, RB
0.020%, 09/03/15 (A) (B)	5,500	5,500

		60,209

Georgia — 1.6%
Georgia, Municipal Electric Authority, Various Project, Ser B, RB
0.010%, 09/02/15 (A) (B)	5,000	5,000
Macon, Water Authority, Water & Sewer Project, Ser A, RB
0.020%, 09/03/15 (B)	10,805	10,805

		15,805

Idaho — 0.7%
Idaho State, GO
2.000%, 06/30/16	7,450	7,555

Illinois — 4.9%
Illinois State, Development Finance Authority, Christian Brothers Services Project, RB
0.110%, 09/02/15 (A) (B)	500	500
Illinois State, Development Finance Authority, North Shore Country Day Project, RB
0.030%, 09/02/15 (A) (B)	6,100	6,100
Illinois State, Development Finance Authority, University of Chicago Project, Ser C, RB
0.020%, 09/03/15 (B)	19,027	19,027
Illinois State, Development Finance Authority, YMCA Metropolitan Chicago Project, RB
0.010%, 09/02/15 (A) (B)	3,600	3,600
0.010%, 09/03/15 (A) (B)	5,000	5,000
Illinois State, Finance Authority, RB
0.020%, 09/03/15 (A) (B)	8,300	8,300
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 4048, RB
0.170%, 09/05/15 (A) (B)	7,100	7,100

		49,627

Indiana — 1.0%
Indiana State, Development Finance Authority, Brebeuf Preparatory School Project, RB
0.110%, 09/03/15 (A) (B)	3,500	3,500

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indiana State, Development Finance Authority, Depauw University Project, Ser A, RB
0.020%, 09/03/15 (A) (B)	$1,750	$1,750
Indiana State, Development Finance Authority, Goodwill Industries Michiana Project, Ser A, RB
0.050%, 09/03/15 (A) (B)	1,185	1,185
Indiana State, Finance Authority, Midwestern Disaster Relief Project, RB
0.020%, 09/03/15 (A) (B)	4,000	4,000

		10,435

Kansas — 2.5%
Burlington, Power and Light Authority, Ser A, RB
0.010%, 09/02/15 (A) (B)	19,700	19,700
Kansas State, Development Finance Authority, RB
0.040%, 09/03/15 (B)	5,420	5,420

		25,120

Kentucky — 2.2%
BB&T Municipal Trust, Ser 2008, RB
0.020%, 09/03/15 (A) (B)	9,995	9,995
Boone County, Pollution Control Revenue Authority, Duke Energy Project, RB
0.020%, 09/02/15 (A) (B)	5,500	5,500
Kentucky State, Rural Water Finance, Ser D-1, RAN
1.250%, 07/01/16	1,600	1,611
Williamstown, League of Cities, Funding Trust, Ser B, RB
0.030%, 09/04/15 (A) (B)	4,900	4,900

		22,006

Louisiana — 1.0%
St. James Parish, Industrial Development Authority, Nustar Logistics Project, RB
0.030%, 09/02/15 (A) (B)	9,700	9,700

Maryland — 3.6%
Maryland State, Community Development Administration, RB
0.020%, 09/03/15 (B)	9,750	9,750
Maryland State, Health & Higher Educational Facilities Authority, Ser B, RB
0.010%, 09/02/15 (A) (B)	9,000	9,000

12	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Montgomery County, Housing Opportunities Commission, Ser C, RB, GNMA/FNMA/ FHLMC
0.030%, 09/01/15 (A) (B)	$8,615	$8,615
Montgomery County, Trinity Health Credit Group Project, RB
0.080%, 09/01/15 (B)	9,350	9,350

		36,715

Massachusetts — 1.9%
Clipper, Tax-Exempt Certificate Trust, GO
0.050%, 09/03/15 (B)	3,300	3,300
Massachusetts State, Health & Educational Facilities Authority, RB
0.030%, 10/05/15	8,236	8,236
Massachusetts State, Health & Educational Facilities Authority, RB
0.010%, 09/03/15 (B)	2,000	2,000
Massachusetts State, Health & Educational Facilities Authority, Tufts University Project, Ser N-2, RB
0.010%, 09/01/15 (B)	3,500	3,500
RBC Municipal Products Trust, Ser E38, RB
0.030%, 09/04/15 (A) (B)	2,000	2,000

		19,036

Michigan — 3.2%
Michigan State, Building Authority, RB
0.010%, 09/03/15 (A) (B)	6,495	6,495
Michigan State, Finance Authority, Trinity Healthcare Group Project, RB
0.080%, 09/01/15 (B)	7,500	7,500
Michigan State, Higher Education Facilities Authority, RB
0.010%, 09/02/15 (A) (B)	12,500	12,500
Michigan State, Trunk Line Revenue State, Ser B, RB, AGM Pre-Refunded @ 100
4.000%, 09/01/15 (C)	5,900	5,900

		32,395

Minnesota — 1.0%
Minnesota State, GO
5.000%, 10/01/15	2,700	2,711
Minnesota State, Housing & Redevelopment Authority, Health System Project, Ser C, RB
0.020%, 09/03/15 (A) (B)	7,200	7,200

		9,911

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Mississippi — 2.2%
Jackson County, Port Facility Authority, Chevron USA Project, RB
0.010%, 09/01/15 (B)	$17,950	$17,950
Mississippi State, Business Finance, Chevron USA Project, Ser D, RB
0.010%, 09/01/15 (B)	3,040	3,040
Mississippi State, Business Finance, Chevron USA Project, Ser L, RB
0.010%, 09/01/15 (B)	1,425	1,425

		22,415

Missouri — 0.8%
Missouri State, Health & Educational Facilities Authority, RB
0.100%, 09/09/15	2,200	2,200
0.060%, 10/07/15	4,200	4,200
Missouri State, Health & Educational Facilities Authority, St. Louis Priory School Project, RB
0.040%, 09/03/15 (A) (B)	800	800
St. Louis County, Industrial Development Authority, Schnuck Markets Kirkwood Project, RB
0.020%, 09/03/15 (A) (B)	1,200	1,200

		8,400

Nebraska — 2.1%
Nebraska State, Electric System Revenue Refunding, RB
0.040%, 10/05/15	2,300	2,300
0.080%, 11/17/15	9,000	9,000
Omaha, Public Power Distribution, RB
0.100%, 09/02/15	7,300	7,300
0.100%, 09/03/15	2,300	2,300

		20,900

Nevada — 3.5%
Clark County, Department of Aviation, Various Projects, Ser D, RB
0.010%, 09/02/15 (A) (B)	4,100	4,100
Reno, Sales Tax Revenue Authority, Reno Transportation Project, RB
0.020%, 09/01/15 (A) (B)	8,810	8,810
Tender Option Bond Trust Receipts, Ser 2015-X, GO
0.030%, 09/07/15 (B)	22,475	22,475

		35,385

SEI Tax Exempt Trust / Annual Report / August 31, 2015	13

SCHEDULE OF INVESTMENTS

Tax Free Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey — 3.8%
Clipper, Tax-Exempt Certificate Trust, RB
0.020%, 09/03/15 (B)	$6,100	$6,100
East Brunswick, RB
2.000%, 07/28/16	5,500	5,571
Essex County, GO
0.750%, 09/22/15	11,000	11,004
Hudson County, Improvement Authority, RB
0.010%, 09/03/15	2,300	2,300
Livingston Township, GO
1.500%, 06/10/16	3,200	3,226
New Jersey State, Health Care Facilities Financing Authority, Ser D, RB
0.010%, 09/03/15 (A) (B)	7,100	7,100
Readington Township, RB
1.000%, 02/04/16	3,500	3,510

		38,811

New York — 12.5%
Amherst, GO
0.750%, 11/12/15	7,600	7,608
Ballston Spa, Central School District, GO
1.000%, 09/25/15	4,100	4,102
Bedford, Central School District, Building Improvements Project, GO
1.000%, 07/15/16	3,500	3,512
Cheektowaga, GO
1.000%, 07/14/16	2,000	2,009
Greece, Central School District, GO
1.250%, 06/24/16	1,650	1,661
Kingston City, School District, Ser A, GO
1.500%, 06/16/16	3,850	3,882
Liverpool, Central School District, GO
1.250%, 07/07/16	1,600	1,611
Liverpool, Central School District, Ser B, GO
1.000%, 10/02/15	1,900	1,901
Longwood, Central School District Suffolk County, GO
2.000%, 06/17/16	3,400	3,444
Metropolitan Transportation Authority, Sub-Ser E-1, RB
0.010%, 09/01/15 (A) (B)	3,900	3,900
Metropolitan Transportation Authority, Sub-Ser E-3, RB
0.010%, 09/01/15 (A) (B)	5,000	5,000
Nassau County, Interim Finance Authority, Ser D1, RB
0.020%, 09/02/15 (B)	8,385	8,385

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Housing Development Authority, Manhattan Avenue Development Project, Ser A, RB
0.010%, 09/03/15 (A) (B)	$4,100	$4,100
New York City, Housing Development, Ser B-3, RB
0.020%, 09/07/15 (B)	6,900	6,900
New York City, Ser E2, GO
0.010%, 09/01/15 (A) (B)	1,500	1,500
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
0.010%, 09/03/15 (A) (B)	5,700	5,700
New York City, Water & Sewer System, RB
0.020%, 09/02/15 (B)	17,500	17,500
New York State, Dormitory Authority, City University System Consolidated Fifth Project, Ser D, RB
0.010%, 09/03/15 (A) (B)	7,600	7,600
New York State, Dormitory Authority, Culinary Institute of America Project, RB
0.020%, 09/03/15 (A) (B)	1,675	1,675
New York State, Housing Finance Agency, 600 W 42nd Street Project, Ser A, RB, FNMA
0.010%, 09/02/15 (B)	5,800	5,800
New York State, Housing Finance Agency, Navy Pier Court Housing Project, Ser S, RB
0.010%, 09/01/15 (A) (B)	3,500	3,500
New York State, Housing Finance Agency, RB
0.010%, 09/02/15 (A) (B)	7,400	7,400
Niagara Area, Development Authority, Niagara University Project, RB
0.030%, 09/02/15 (A) (B)	2,000	2,000
St. Lawrence County, Industrial Development Agency, United Helpers Independent Living Project, RB
0.040%, 09/02/15 (A) (B)	1,890	1,890
Sullivan County, GO
1.000%, 03/04/16	1,900	1,907
Triborough, Bridge & Tunnel Authority, RB
0.010%, 09/01/15 (A) (B)	6,000	6,000
White Plains, City School District, GO
0.490%, 06/25/16	5,580	5,580

		126,067

14	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

North Carolina — 3.1%
Charlotte-Mecklenburg, Hospital Authority, Ser H, RB
0.010%, 09/01/15 (A) (B)	$7,700	$7,700
North Carolina State, Capital Facilities Finance Agency, RB
0.120%, 09/22/15	4,200	4,200
0.120%, 09/24/15	3,900	3,900
North Carolina State, Capital Facilities Finance Agency, Triangle Aquatic Center Project, RB
0.020%, 09/04/15	4,880	4,880
North Carolina State, Capital Facilities Finance Agency, University Project, Ser B, RB
0.020%, 09/02/15 (A) (B)	5,670	5,670
North Carolina State, Medical Care Commission, RB
0.100%, 09/03/15	2,101	2,101
North Carolina State, Medical Care Commission, Wayne Memorial Hospital Project, RB
0.030%, 09/03/15 (A) (B)	2,405	2,405

		30,856

Ohio — 6.1%
East Liverpool, Hospital Revenue Authority, East Liverpool City Hospital Project, RB
0.030%, 09/03/15 (A) (B)	9,700	9,700
Franklin County, Health Care Project, RB
0.020%, 09/03/15 (A) (B)	3,000	3,000
Franklin County, Health Care Project, Ser C, RB
0.060%, 09/03/15 (B)	2,000	2,000
Hamilton County, Bell Home Project, RB
0.040%, 09/03/15 (A) (B)	1,460	1,460
Hamilton County, Economic Development Authority, Saint Xavier High School Project, RB
0.020%, 09/04/15 (A) (B)	7,510	7,510
Ohio State University, RB
0.110%, 10/06/15	4,200	4,200
1.000%, 12/15/15	2,120	2,124
Ohio State University, Ser B-1, RB
0.010%, 09/03/15 (B)	13,000	13,000
Ohio State, Air Quality Development Authority, Ohio Valley Electric Project, Ser A, RB
0.020%, 09/03/15 (A) (B)	2,000	2,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ohio State, Higher Educational Facility Commission, Cleveland Health System Project, RB
0.010%, 09/01/15 (B)	$16,600	$16,600

		61,594

Oregon — 0.3%
Umatilla Indian Reservation Confederated Tribes, RB
0.020%, 09/04/15 (A) (B)	2,960	2,960

Pennsylvania — 4.9%
Adams County, Industrial Development Authority, Brethren Home Community Project, RB
0.020%, 09/03/15 (A) (B)	18,815	18,815
Allegheny County, Industrial Development Authority, Jewish Community Center Project, Ser B, RB
0.050%, 09/03/15 (A) (B)	1,550	1,550
Allegheny County, Redevelopment Authority, Brentwood Towne Square Project, Ser A, TA
0.130%, 09/03/15 (A) (B)	255	255
Allegheny County, Ser C-50, GO
0.020%, 09/02/15 (A) (B)	5,400	5,400
Allegheny County, Ser C-51, GO
0.020%, 09/07/15 (A) (B)	6,000	6,000
Bucks County, Industrial Development Authority, Grand View Hospital Project, Ser A, RB
0.010%, 09/03/15 (A) (B)	2,310	2,310
Cumberland County, Municipal Authority, Diakon Lutheran Social Project, RB
0.020%, 09/01/15 (A) (B)	1,205	1,205
Derry Township, Industrial & Commercial Development Authority, Arena Project, RB
0.020%, 09/01/15 (A) (B)	8,800	8,800
Montgomery County, Industrial Development Authority, Girl Scouts Southeastern PA, RB
0.040%, 09/04/15 (A) (B)	1,365	1,365
Pennsylvania State, Ser A, RB
0.020%, 09/10/15	3,400	3,400

		49,100

Rhode Island — 1.8%
Rhode Island State, Health & Educational Building, Higher Education Project, Ser R, RB
0.010%, 09/03/15 (B)	18,200	18,200

SEI Tax Exempt Trust / Annual Report / August 31, 2015	15

SCHEDULE OF INVESTMENTS

Tax Free Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

South Carolina — 0.9%
Aiken County, Consolidated School District, RB
2.000%, 04/01/16	$2,000	$2,021
Columbia, Waterworks & Sewer System Project, RB
0.020%, 09/01/15 (A) (B)	4,525	4,525
Florence, School District #1, GO
5.000%, 03/01/16	1,000	1,023
South Carolina State, Greenville Project, RB
0.020%, 09/03/15	1,600	1,600

		9,169

South Dakota — 0.6%
South Dakota State, Housing Development Authority, Homeownership Meeting Project, Ser A, RB
0.020%, 09/03/15 (B)	6,255	6,255

Tennessee — 3.3%
Eclipse Funding Trust, RB
0.020%, 09/03/15 (A) (B)	3,800	3,800
Shelby County, Various Public Improvement Projects, Ser B, GO
0.010%, 09/03/15 (A) (B)	29,000	29,000

		32,800

Texas — 11.6%
Austin, RB
0.020%, 10/06/15	6,490	6,490
Austin, Water & Wastewater System Revenue Authority, RB
0.020%, 09/04/15 (A) (B)	2,365	2,365
Dallas, Performing Arts Cultural Facilities, RB
0.010%, 09/03/15 (A) (B)	13,000	13,000
Gulf Coast, Industrial Development Authority, Exxon Mobil Project, RB
0.010%, 09/01/15 (B)	2,700	2,700
Harris County, Health Facilities Development Authority, Methodist Hospital Project, Ser A2, RB
0.010%, 09/01/15 (B)	12,200	12,200
Harris County, Ser A, GO
5.000%, 10/01/15	1,500	1,506
Harris County, Health Facilities Development, RB
0.020%, 09/17/15	1,065	1,065
Houston, Utility System Revenue Authority, RB
0.010%, 09/03/15 (A) (B)	3,000	3,000
Mesquite, Independent School District, GO, PSF-GTD
0.100%, 11/13/15 (B)	2,560	2,560

Description	Face Amount ($ Thousands)	Value ($ Thousands)

North Texas, Tollway Authority, Ser D, RB
0.020%, 09/02/15 (A) (B)	$32,000	$32,000
Permanent University Fund, Ser A, RB
0.010%, 09/03/15 (B)	2,060	2,060
RBC Municipal Products Trust, Ser E18, RB
0.020%, 09/03/15 (A) (B)	17,000	17,000
Rockwall Independent School District, RB, PSF-GTD
0.020%, 09/04/15 (B)	2,000	2,000
San Antonio, RB
0.060%, 10/02/15	6,100	6,100
Texas State, GO
0.020%, 09/16/15	1,250	1,250
Texas State, Industry Educational Services, Ser B, GO
0.010%, 09/02/15 (B)	3,315	3,315
Texas State, Ser A, GO
0.010%, 09/02/15 (B)	1,725	1,725
University of Texas, Financing System, Ser B, RB
0.010%, 09/03/15 (B)	915	915
0.010%, 09/05/15 (B)	5,520	5,520

		116,771

Vermont — 0.4%
Vermont State, Educational & Health Buildings Financing Agency, Springfield Project, Ser A, RB
0.020%, 09/03/15 (A) (B)	3,950	3,950

Washington — 0.1%
King County, School District No. 414 Lake Washington, GO
2.000%, 12/01/15	1,000	1,004

Multi-State — 2.5%
BB&T Municipal Trust, Ser 1007, RB
0.120%, 09/03/15 (A) (B)	1,520	1,520
BB&T Municipal Trust, Ser 1039, RB
0.120%, 09/03/15 (A) (B)	11,985	11,985
FHLMC, Multi-Family Variable Rate Demand Certificates, Ser M027, RB
0.030%, 09/03/15 (B)	6,945	6,945
FHLMC, Multi-Family Variable Rate Demand Certificates, Ser M033, RB
0.030%, 09/04/15 (B)	5,100	5,100

		25,550

Total Municipal Bonds (Cost $995,295) ($ Thousands)		995,295

Total Investments — 98.6% (Cost $995,295) ($ Thousands)		$995,295

16	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Percentages are based on Net Assets of $1,009,173 ($ Thousands).

(A)	Securities are held in connection with a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2015. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

AGM — Assured Guaranty Municipal

FHLMC — Federal Home Loan Mortgage Corporation

GNMA — Government National Mortgage Association

GO — General Obligation

FNMA — Federal National Mortgage Corporation

PSF-GTD — Texas Public School Fund Guarantee

RAN — Revenue Anticipation Note

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

TECP — Tax-Exempt Commercial Paper

As of August 31, 2015, all of the Fund’s investments are Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	17

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.6%

Alabama — 1.1%
Tuscaloosa County, Industrial Development Authority, Hunt Refining Project, Ser AR, RB
0.020%, 09/02/15 (A) (B)	$13,500	$13,500

Alaska — 1.3%
Anchorage, TAN
0.500%, 09/17/15	14,900	14,903

California — 3.1%
California State, RB
0.030%, 09/03/15	1,600	1,600
California State, TECP
0.120%, 09/03/15	7,800	7,800
Golden Empire, Schools Financing Authority, Kern High School Project, RB
0.220%, 09/04/15 (B)	7,975	7,975
Irvine Ranch, Water District, Ser A1, SAB
0.050%, 09/04/15 (B)	3,600	3,600
San Diego County, Museum of Art Project, COP
0.060%, 09/03/15 (A) (B)	1,200	1,200
San Diego, Housing Authority, Hillside Garden Apartment Project, Ser C, RB, FNMA
0.020%, 09/03/15 (B)	11,915	11,915
University of California, Ser AL1, RB
0.010%, 09/03/15 (B)	800	800
University of California, Ser AL4, RB
0.010%, 09/03/15 (B)	2,000	2,000

		36,890

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Colorado — 1.7%
Colorado State, Educational & Cultural Facilities Authority, National Jewish Building Project, RB
0.010%, 09/01/15 (A) (B)	$1,180	$1,180
Colorado State, Housing & Finance Authority, Ser AA3, RB
0.020%, 09/02/15 (B)	6,495	6,495
Colorado State, Housing & Finance Authority, Ser B3, RB
0.110%, 09/02/15 (B)	2,260	2,260
University of Colorado, Hospital Authority, Ser A, RB
0.020%, 09/02/15 (A) (B)	10,000	10,000

		19,935

Connecticut — 1.1%
Connecticut State, Health & Educational Facility Authority, Hotchkiss School Project, Ser A, RB
0.010%, 09/03/15 (B)	4,200	4,200
Connecticut State, Housing Finance Authority, Sub-Ser C3, RB
0.010%, 09/03/15 (B)	5,800	5,800
Connecticut State, Industrial Development Authority, Bradley Airport Hotel Project, RB
0.020%, 09/03/15 (A) (B)	1,755	1,755
Manchester, GO
1.250%, 02/23/16	1,500	1,507

		13,262

Delaware — 0.1%
University of Delaware, RB
0.010%, 09/01/15	1,200	1,200

District of Columbia — 1.5%
District of Columbia, American University Project, RB
0.020%, 09/01/15 (A) (B)	7,500	7,500
District of Columbia, Ser A, RB
0.010%, 09/02/15 (A) (B)	10,700	10,700

		18,200

Florida — 3.5%
Florida State, Board of Eduction, Capital Outlay Project, Ser A, GO
5.000%, 06/01/16	2,600	2,691
Gainesville, Utilities System Revenue Authority, Ser B, RB
0.010%, 09/07/15 (A) (B)	6,400	6,400

18	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Hillsborough, Community College Foundation, RB
0.020%, 09/03/15 (A) (B)	$2,000	$2,000
Kissimmee, Utility Authority, TECP
0.110%, 09/02/15	12,650	12,650
0.110%, 09/03/15	9,500	9,500
Palm Beach County, Revenue Authority, Benjamin Private School Project, RB
0.040%, 09/03/15 (A) (B)	4,905	4,905
Palm Beach County, Revenue Authority, Henry Morrison Flagler Project, RB
0.030%, 09/03/15 (A) (B)	2,975	2,975

		41,121

Georgia — 1.6%
Georgia State, Municipal Electric Authority, Various Projects, Ser B, RB
0.010%, 09/02/15 (A) (B)	9,100	9,100
Macon, Water Authority, Ser A, RB
0.020%, 09/03/15 (B)	2,825	2,825
Paulding County, Hospital Authority, Ser B, RB
0.020%, 09/03/15 (A) (B)	6,875	6,875

		18,800

Idaho — 0.8%
Ammon, Urban Renewal Agency, Tax Increment, Ser A, TA
0.120%, 09/03/15 (A) (B)	1,065	1,065
Idaho State, TAN
2.000%, 06/30/16	8,100	8,214

		9,279

Illinois — 3.2%
Illinois State, Development Finance Authority, Chicago Historical Society Project, RB
0.020%, 09/03/15 (A) (B)	10,275	10,275
Illinois State, Development Finance Authority, North Shore Country Day Project, RB
0.030%, 09/02/15 (A) (B)	2,500	2,500
Illinois State, Development Finance Authority, University of Chicago Project, Ser C, RB
0.020%, 09/03/15 (B)	20,518	20,518
Illinois State, Health Facilities Authority, Cradle Society Project, RB
0.110%, 09/02/15 (A) (B)	5,200	5,200

		38,493

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indiana — 2.2%
Indiana State, Finance Authority, Depauw University Project, Ser A, RB
0.020%, 09/03/15 (A) (B)	$2,895	$2,895
Indiana State, Finance Authority, Lutheran Child Project, RB
0.050%, 09/03/15 (A) (B)	3,605	3,605
Indiana State, Finance Authority, Parkview Health Systems Project, Ser B, RB
0.020%, 09/03/15 (A) (B)	19,145	19,145

		25,645

Kansas — 1.8%
Burlington, Environmental Improvement Revenue Authority, Power and Light Project, Ser A, RB
0.010%, 09/02/15 (A) (B)	8,800	8,800
Kansas State, Department of Transportation, Ser C3, RB
0.020%, 09/07/15 (B)	4,675	4,675
Kansas State, Development Finance Authority, RB
0.120%, 09/03/15 (B)	7,500	7,500

		20,975

Kentucky — 0.2%
Daviess County, Wendell Fosters Campus Project, RB
0.050%, 09/03/15 (A) (B)	830	830
Kentucky State, Rural Water Finance Authority, Ser D1, RB
1.250%, 07/01/16	1,800	1,812

		2,642

Louisiana — 1.0%
Baton Rouge, Exxon Project, RB
0.010%, 09/01/15 (B)	1,700	1,700
St. James Parish, Industrial Development Authority, Nustar Logistics Project, RB
0.030%, 09/02/15 (A) (B)	10,000	10,000

		11,700

Maryland — 3.6%
Maryland State, Community Development Administration, Ser J, RB
0.020%, 09/03/15 (B)	10,000	10,000

SEI Tax Exempt Trust / Annual Report / August 31, 2015	19

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins University Project, Ser A, RB
0.010%, 09/04/15 (B)	$4,970	$4,970
Maryland State, Health & Higher Educational Facilities Authority, Pooled Loan Program, Ser B, RB
0.010%, 09/02/15 (A) (B)	6,000	6,000
Montgomery County, Housing Opportunites Commission, Ser A, RB, GNMA/FNMA/FHLMC
0.020%, 09/03/15 (A) (B)	11,015	11,015
Montgomery County, Trinity Health Credit Group Project, RB
0.080%, 09/01/15 (B)	10,650	10,650

		42,635

Massachusetts — 1.9%
Barnstable, BAN
1.500%, 02/26/16	1,443	1,451
Clipper, Tax-Exempt Certificate Trust, GO
0.050%, 09/03/15 (B)	3,800	3,800
Massachusetts State, Department of Transportation, Contract Assistance Project, Ser A2, RB
0.010%, 09/02/15 (B)	3,000	3,000
Massachusetts State, Health & Educational Facilities Authority, Partners Health Project, RB
0.010%, 09/03/15 (B)	2,500	2,500
Massachusetts State, Health & Educational Facilities Authority, RB
0.030%, 10/05/15	10,100	10,100
Massachusetts State, Health & Educational Facilities Authority, Tufts University Project, Ser N2, RB
0.010%, 09/01/15 (B)	2,000	2,000

		22,851

Michigan — 5.0%
Michigan State, Building Authority, RB
0.010%, 09/03/15 (A) (B)	7,100	7,100
Michigan State, Finance Authority, Trinity Healthcare Group Project, RB
0.080%, 09/01/15 (B)	8,650	8,650
Michigan State, Higher Education Facilities Authority, Albion College Project, RB
0.010%, 09/02/15 (A) (B)	29,230	29,230

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Michigan State, Trunk Line Revenue Fund, Ser B, RB, AGM Pre-Refunded @ 100
4.000%, 09/01/15 (C)	$6,800	$6,800
University of Michigan, Ser A, RB
0.010%, 09/03/15 (B)	7,475	7,475

		59,255

Minnesota — 1.2%
Minnesota State, GO
5.000%, 10/01/15	1,275	1,280
RBC Municipal Products Trust, Ser E19, RB
0.020%, 09/03/15 (A) (B)	4,600	4,600
St. Paul, Housing & Redevelopment Authority, Health System Project, Ser C, RB
0.020%, 09/03/15 (A) (B)	8,600	8,600

		14,480

Mississippi — 2.4%
Jackson County, Pollution Control Revenue Authority, Chevron USA Project, RB
0.010%, 09/01/15 (B)	1,000	1,000
Jackson County, Port Facility Authority, Chevron USA Project, RB
0.010%, 09/01/15 (B)	18,000	18,000
Mississippi State, Business Finance Commission, Chevron USA Project, Ser C, RB
0.010%, 09/01/15 (B)	1,925	1,925
Mississippi State, Business Finance Commission, Chevron USA Project, Ser G, RB
0.010%, 09/01/15 (B)	2,100	2,100
Mississippi State, Business Finance Commission, Chevron USA Project, Ser L, RB
0.010%, 09/01/15 (B)	5,000	5,000

		28,025

Missouri — 0.7%
Missouri State, Development Finance Board, Nelson Gallery Foundation Project, Ser A, RB
0.010%, 09/01/15 (B)	1,000	1,000
Missouri State, Health & Educational Facilities Authority, RB
0.100%, 09/09/15	2,400	2,400
0.060%, 10/07/15	4,800	4,800

20	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

St. Louis County, Industrial Development Authority, Schnuck Markets Kirkwood Project, RB
0.020%, 09/03/15 (A) (B)	$100	$100

		8,300

Nebraska — 2.0%
Nebraska State, Electric System Revenue Refunding, RB
0.040%, 10/05/15	2,700	2,700
0.080%, 11/17/15	11,000	11,000
Omaha, Public Power Distribution, RB
0.100%, 09/02/15	7,700	7,700
0.100%, 09/03/15	2,400	2,400

		23,800

Nevada — 4.7%
Clark County, Department of Aviation, Various Projects, Ser D, RB
0.010%, 09/02/15 (A) (B)	5,000	5,000
Reno, Sales Tax Revenue Authority, Reno Transportation Project, RB
0.020%, 09/01/15 (A) (B)	34,790	34,790
Tender Option Bond Trust Receipts, Ser 2015-XF2033, GO
0.030%, 09/07/15 (B)	16,440	16,440

		56,230

New Hampshire — 1.7%
New Hampshire State, Health & Education Facilities Authority, Dartmouth College Project, RB
0.010%, 09/02/15 (B)	5,400	5,400
New Hampshire State, Health & Education Facilities Authority, Tilton School Project, RB
0.020%, 09/03/15 (A) (B)	14,635	14,635

		20,035

New Jersey — 2.9%
Clipper, Tax-Exempt Certificate Trust, RB
0.020%, 09/03/15 (B)	5,900	5,900
East Brunswick Township, BAN
2.000%, 07/28/16	6,000	6,078
Essex County, BAN
0.750%, 09/22/15	10,500	10,504
Hudson County, Improvement Authority, RB
0.010%, 09/03/15	2,700	2,700

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Livingston, BAN
1.500%, 06/10/16	$3,400	$3,428
New Jersey State, Health Care Facilities Financing Authority, Virtua Health Project, Ser D, RB
0.010%, 09/03/15 (A) (B)	1,900	1,900
Readington Township, BAN
1.000%, 02/04/16	3,800	3,810

		34,320

New York — 11.2%
Amherst, BAN
0.750%, 11/12/15	8,500	8,509
Ballston Spa, Central School District, BAN
1.000%, 09/25/15	4,000	4,002
Bedford, Central School District, Building Improvements Project, BAN
1.000%, 07/15/16	3,800	3,813
Cheektowaga, BAN
1.000%, 07/14/16	2,200	2,210
Greece, Central School District, BAN
1.250%, 06/24/16	1,800	1,812
Kingston City, School District, Ser A, BAN
1.500%, 06/16/16	4,082	4,117
Liverpool, Central School District, BAN
1.250%, 07/07/16	1,900	1,913
Liverpool, Central School District, Ser B, BAN
1.000%, 10/02/15	1,950	1,951
Longwood, Central School District, Suffolk County, BAN
2.000%, 06/17/16	3,600	3,647
Metropolitan Transportation Authority, Sub-Ser E1, RB
0.010%, 09/01/15 (A) (B)	4,600	4,600
Metropolitan Transportation Authority, Sub-Ser E3, RB
0.010%, 09/01/15 (A) (B)	6,000	6,000
Nassau County, Interim Finance Authority, Ser D1, RB
0.020%, 09/02/15 (B)	2,615	2,615
New York City, GO
0.010%, 09/01/15 (B)	5,950	5,950
New York City, Housing Development Authority, 1133 Manhattan Avenue Development Project, Ser A, RB, FHLMC
0.010%, 09/05/15 (B)	7,000	7,000

SEI Tax Exempt Trust / Annual Report / August 31, 2015	21

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Housing Development Authority, Ser B3, RB
0.020%, 09/07/15 (B)	$6,100	$6,100
New York City, Sub-Ser E2, GO
0.010%, 09/01/15 (A) (B)	7,800	7,800
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
0.010%, 09/03/15 (A) (B)	2,000	2,000
New York City, Water & Sewer System Finance Authority, RB
0.120%, 09/01/15 (B)	3,775	3,775
0.010%, 09/01/15 (B)	4,610	4,610
0.020%, 09/02/15 (B)	8,600	8,600
New York State, Dormitory Authority, City University System Consolidated Fifth Project, Ser D, RB
0.010%, 09/03/15 (A) (B)	4,800	4,800
New York State, Housing Finance Agency, 160 Madison Avenue Project, Ser S, RB
0.010%, 09/01/15 (A) (B)	1,100	1,100
New York State, Housing Finance Agency, 600 W 42nd Street Project, Ser A, RB, FNMA
0.010%, 09/02/15 (B)	2,000	2,000
New York State, Housing Finance Agency, 625 W 57th Street Project, RB
0.010%, 09/02/15 (A) (B)	10,100	10,100
Niagara Area, Development Authority, Niagara University Project, RB
0.030%, 09/02/15 (A) (B)	2,705	2,705
Onondaga County, Syracuse University Project, Ser A, RB
0.180%, 09/02/15 (A) (B)	3,295	3,295
Putnam County, Industrial Development Agency, United Cerebral Palsy Project, Ser A, RB
0.020%, 09/03/15 (A) (B)	2,600	2,600
Sullivan County, BAN
1.000%, 03/04/16	2,150	2,157
Triborough, Bridge & Tunnel Authority, RB
0.010%, 09/01/15 (A) (B)	7,000	7,000
White Plains, City School District, BAN
0.490%, 06/25/16	6,700	6,700

		133,481

Description	Face Amount ($ Thousands)	Value ($ Thousands)

North Carolina — 7.3%
BB&T Municipal Trust, Ser 1009, RB
0.120%, 09/03/15 (A) (B)	$4,970	$4,970
Charlotte, Housing Authority, Stonehaven East Project, RB
0.020%, 09/01/15 (A) (B)	5,000	5,000
Charlotte-Mecklenburg, Hospital Authority, Ser H, RB
0.010%, 09/01/15 (A) (B)	9,400	9,400
New Hanover County, GO
0.020%, 09/02/15 (B)	5,160	5,160
North Carolina State, Capital Facilities Authority, Meredith College Project, Ser B, TECP
0.020%, 09/03/15 (A) (B)	6,700	6,700
North Carolina State, Capital Facilities Finance Agency, Fayetteville University Project, RB
0.020%, 09/03/15 (A) (B)	5,305	5,305
North Carolina State, Capital Facilities Finance Agency, RB
0.120%, 09/22/15	4,522	4,522
0.120%, 09/24/15	4,200	4,200
North Carolina State, Medical Care Commission, Cape Fear Valley Health Systems Project, RB
0.020%, 09/02/15 (A) (B)	10,000	10,000
North Carolina State, Medical Care Commission, Caromont Health Project, Sub-Ser B, RB, NATL
0.020%, 09/02/15 (A) (B)	7,990	7,990
North Carolina State, Medical Care Commission, RB
0.100%, 09/03/15	2,200	2,200
North Carolina State, Medical Care Commission, Wayne Memorial Hospital Project, RB
0.030%, 09/03/15 (A) (B)	4,475	4,475
North Carolina State, Ser A, GO
5.000%, 03/01/16	1,000	1,024
University of North Carolina at Chapel Hill, Ser B, RB
0.010%, 09/02/15	15,150	15,150

		86,096

Ohio — 4.4%
Butler County, Health Care Facilities Revenue Authority, Colonial Senior Services Project, RB
0.040%, 09/03/15 (A) (B)	2,550	2,550

22	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

East Liverpool, Hospital Revenue Authority, East Liverpool City Hospital Project, RB
0.030%, 09/03/15 (A) (B)	$7,465	$7,465
Franklin County, Health Care Facilities Authority, Ohio Presbyterian Project, Ser A, RB
0.020%, 09/03/15 (A) (B)	10,500	10,500
Franklin County, Hospital Revenue Authority, Ser C, RB
0.060%, 09/03/15 (B)	2,150	2,150
Hamilton County, Economic Development Authority, Cincinnati Symphony Orchestra Project, RB
0.050%, 09/03/15 (A) (B)	1,695	1,695
Hamilton County, Economic Development Authority, Saint Xavier High School Project, RB
0.020%, 09/04/15 (A) (B)	5,085	5,085
Hamilton County, Health Care Facilities Authority, Childrens Home Project, RB
0.020%, 09/03/15 (A) (B)	1,000	1,000
Ohio State University, RB
0.110%, 10/06/15	4,400	4,400
Ohio State University, Ser B1, RB
0.010%, 09/03/15 (B)	8,500	8,500
Ohio State, Higher Educational Facility Commission, Cleveland Health System Project, RB
0.010%, 09/01/15 (B)	6,200	6,200
Ohio State, Major New State Infrastructure Project, RB
1.000%, 12/15/15	2,320	2,325
Summit County, Development Finance Authority, Barberton YMCA Project, RB
0.030%, 09/02/15 (A) (B)	975	975

		52,845

Oregon — 0.9%
Oregon State, Veterans Welfare Project, GO
0.010%, 09/01/15 (B)	5,900	5,900
0.010%, 09/02/15 (B)	5,200	5,200

		11,100

Pennsylvania — 3.6%
Allegheny County, Ser C50, GO
0.020%, 09/02/15 (A) (B)	6,475	6,475
Allegheny County, Ser C51, GO
0.020%, 09/07/15 (A) (B)	5,000	5,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Cumberland County, Municipal Authority, Diakon Lutheran Social Project, RB
0.020%, 09/01/15 (A) (B)	$1,150	$1,150
New Castle Area, Hospital Authority, Jameson Memorial Hospital Project, RB
0.020%, 09/03/15 (A) (B)	17,130	17,130
Pennsylvania State, Higher Educational Facilities Authority, Association of Independent Colleges Project, Ser I5, RB
0.030%, 09/03/15 (A) (B)	2,600	2,600
Pennsylvania State, Industrial Development Authority, Ser B2, RB
0.010%, 09/04/15 (A) (B)	4,660	4,660
Pennsylvania State, Ser A, RB
0.020%, 09/10/15	4,100	4,100
West Cornwall Township, Municipal Authority, Senior Living Facility, Lebanon Valley, RB
0.020%, 09/03/15 (A) (B)	1,685	1,685

		42,800

Rhode Island — 1.1%
Rhode Island State, Health & Educational Building Authority, Higher Education Project, Ser R, RB
0.010%, 09/03/15 (B)	13,300	13,300

South Carolina — 0.8%
Aiken County, Consolidated School District, RB
2.000%, 04/01/16	2,450	2,475
Columbia, Waterworks & Sewer System Project, RB
0.020%, 09/01/15 (A) (B)	5,475	5,475
Florence, School District #1, GO
5.000%, 03/01/16	1,015	1,038

		8,988

South Dakota — 0.8%
South Dakota State, Housing Development Authority, Homeownership Meeting Project, Ser A, RB
0.020%, 09/03/15 (B)	9,145	9,145

Tennessee — 3.2%
Blount County, Public Building Authority, Local Government Public Improvement Project, RB
0.020%, 09/02/15 (A) (B)	4,780	4,780

SEI Tax Exempt Trust / Annual Report / August 31, 2015	23

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Eclipse Funding Trust, RB
0.020%, 09/03/15 (A) (B)	$4,120	$4,120
Shelby County, Various Public Improvement Projects, Ser B, GO
0.010%, 09/03/15 (A) (B)	28,735	28,735

		37,635

Texas — 10.4%
Allen, Independent School District, GO, PSF-GTD
4.000%, 02/15/16	3,015	3,066
Austin, RB
0.020%, 10/06/15	7,900	7,900
Austin, Water & Wastewater System Revenue Authority, RB
0.020%, 09/04/15 (A) (B)	2,500	2,500
BB&T Municipal Trust, Ser 2036, RB
0.030%, 09/03/15 (B)	700	700
Dallas, Performing Arts Cultural Facilities, RB
0.010%, 09/03/15 (A) (B)	6,770	6,770
Gulf Coast, Industrial Development Authority, Exxon Mobil Project, RB
0.010%, 09/01/15 (B)	6,500	6,500
Harris County, Cultural Education Facilities Finance Authority, Methodist Hospital Project, Sub-Ser C1, RB
0.010%, 09/01/15 (B)	15,750	15,750
Harris County, Health Facilities Development Authority, Methodist Hospital Project, Ser A2, RB
0.010%, 09/01/15 (B)	4,600	4,600
Harris County, Ser A, GO
5.000%, 10/01/15	1,500	1,506
Harris County, Ser D, TECP
0.020%, 09/17/15	1,107	1,107
Houston, Utility System Revenue Authority, First Lien, RB
0.010%, 09/03/15 (A) (B)	6,800	6,800
Mesquite, Independent School District, GO, PSF-GTD
0.100%, 11/13/15 (B)	3,160	3,160
North Texas, Tollway Authority, Ser D, RB
0.020%, 09/02/15 (A) (B)	16,000	16,000
Northwest, Independent School District, School Building Project, GO, PSF-GTD
1.000%, 02/15/16	2,000	2,007

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Rockwall, Independent School District, School Building Project, RB, PSF-GTD
0.020%, 09/04/15 (B)	$5,300	$5,300
San Antonio, TECP
0.060%, 10/02/15	7,400	7,400
San Gabriel, Health Facilities Development Authority, YMCA Greater Williamson Project, RB
0.010%, 09/03/15 (A) (B)	1,100	1,100
Texas State, GO
0.020%, 09/16/15	1,550	1,550
Texas State, Ser B, GO
0.010%, 09/02/15 (B)	5,685	5,685
University of Texas, Financing System, Ser B, RB
0.010%, 09/05/15 (B)	6,000	6,000
University of Texas, Permanent University Fund, Ser A, RB
0.010%, 09/03/15 (B)	18,295	18,295

		123,696

Utah — 1.2%
Eclipse Funding Trust, RB
0.030%, 09/03/15 (A) (B)	14,600	14,600

Vermont — 0.2%
Vermont State, Educational & Health Buildings Financing Agency, Springfield Project, Ser A, RB
0.020%, 09/03/15 (A) (B)	2,545	2,545

Virginia — 0.1%
Peninsula, Ports Authority, Ser 87B, TECP
0.040%, 09/17/15	1,000	1,000

Washington — 1.5%
King County, School District No. 414 Lake Washington, GO
2.000%, 12/01/15	1,000	1,005
Washington State, Housing Finance Commission, Panorama Project, RB
0.020%, 09/03/15 (A) (B)	15,000	15,000
Washington State, Housing Finance Commission, Pioneer Human Services Project, Ser A, RB
0.040%, 09/04/15 (A) (B)	1,585	1,585

		17,590

24	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Wisconsin — 0.3%
Wisconsin State, Health & Educational Facilities Authority, Bay Area Medical Center Project, RB
0.010%, 09/01/15 (A) (B)	$3,100	$3,100

Wyoming — 0.4%
Sweetwater County, Pollution Control Authority, Pacificorp Project, Ser B, RB
0.010%, 09/02/15 (A) (B)	4,905	4,905

Multi-State — 1.9%
BB&T Municipal Trust, Ser 1039, RB
0.120%, 09/03/15 (A) (B)	8,085	8,085
FHLMC, Multi-Family Variable Rate Demand Certificates, Ser M027, RB
0.030%, 09/03/15 (B)	8,970	8,970
FHLMC, Multi-Family Variable Rate Demand Certificates, Ser M033, RB
0.030%, 09/04/15 (B)	5,435	5,435

		22,490

Total Municipal Bonds (Cost $1,181,792) ($ Thousands)		1,181,792

Total Investments — 99.6% (Cost $1,181,792) ($ Thousands)		$1,181,792

Percentages are based on Net Assets of $1,186,624 ($ Thousands).

(A)	Securities are held in connection with a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2015. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

AGM — Assured Guaranty Municipal

BAN — Bond Anticipation Note

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

TAN — Tax Anticipation Note

TECP — Tax-Exempt Commercial Paper

As of August 31, 2015, all of the Fund’s investments are Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	25

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.7%

Alabama — 0.9%
Alabama State, 21st Century Authority, Ser A, RB
5.000%, 06/01/20	$720	$822
Alabama State, Public School & College Authority, Capital Improvements Project, Ser B, RB
5.000%, 01/01/19	5,495	6,183
Birmingham, Water Works Board of Revenue Authority, Water Works Project, RB
5.000%, 01/01/21	1,000	1,147
Mobile County, Industrial Development Authority, RB Callable 09/01/15 @ 100
0.010%, 07/15/32 (A)	1,000	1,000
Selma, Industrial Development Board, Zilkha Biomass Project, AMT, RB
7.500%, 05/01/25	1,060	1,055
University of Alabama, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/23	2,160	2,550

		12,757

Alaska — 0.3%
Alaska State, Industrial Development & Export Authority, Ser A, RB Callable 04/01/20 @ 100
5.250%, 04/01/23	3,510	4,044

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arizona — 3.5%
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 01/01/19 @ 100
5.000%, 01/01/25	$2,295	$2,570
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 12/01/21 @ 100
5.000%, 12/01/27	2,500	2,911
Arizona State, Department of Transportation, State Highway Fund Revenue, RB Callable 07/01/24 @ 100
5.000%, 07/01/26	5,000	6,018
Arizona State, Department of Transportation, Highway Fund Revenue Authority, Ser B, RB Pre-Refunded @ 100
5.000%, 07/01/18 (B)	1,820	2,026
Arizona State, Health Facilities Authority, Banner Health Project, Ser A, RB Callable 01/01/17 @ 100
5.000%, 01/01/18	4,500	4,756
Arizona State, Health Facilities Authority, Lincoln Hospital Project, RB Callable 12/01/24 @ 100
5.000%, 12/01/30	6,070	6,845
Arizona State, Transportation Board, Maricopa County Region Area Road Project, RB
5.000%, 07/01/16	1,525	1,586
Maricopa County, Pollution Control Authority, Public Service, Ser B, RB
5.200%, 06/01/43 (A)	3,690	4,085
Phoenix, Civic Improvement Authority, Junior Lien, RB
5.000%, 07/01/18	2,000	2,228
5.000%, 07/01/23	2,510	3,024
Phoenix, Civic Improvement Authority, Junior Lien, RB, NATL Callable 07/01/17 @ 100
5.000%, 07/01/20	2,000	2,159
Phoenix, Civic Improvement Authority, Junior Lien, Ser A, RB Callable 07/01/20 @ 100
5.000%, 07/01/26	3,500	3,980

26	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pima County, Sewer System Authority, RB, AGM Callable 07/01/20 @ 100
5.000%, 07/01/23	$2,000	$2,288
Salt River Project, Agricultural Improvement & Power District, Ser A, RB Callable 06/01/25 @ 100
5.000%, 12/01/35	4,305	5,004
Salt Verde, Financial Gas Revenue Authority, RB
5.250%, 12/01/24	1,330	1,547
Yavapai County, Industrial Development Authority, Yavapai Regional Medical Center Project, Ser A, RB Callable 08/01/23 @ 100
5.250%, 08/01/33	1,000	1,097

		52,124

Arkansas — 0.4%
Arkansas State, University of Central Arkansas, Auxiliary Project, Ser C, RB, AMBAC
6.125%, 04/01/26	1,535	1,777
Arkansas State, University of Central Arkansas, Student Fee Project, Ser B, RB, AMBAC
6.125%, 04/01/26	1,535	1,740
Arkansas State, University, Various Facility Fayetteville Project, RB Callable 11/01/24 @ 100
5.000%, 11/01/33	1,400	1,602
5.000%, 11/01/34	1,210	1,378

		6,497

California — 12.3%
Bay Area, Toll Authority, RB Pre-Refunded @ 100
5.000%, 04/01/18 (B)	1,030	1,141
Bay Area, Toll Authority, RB
5.000%, 04/01/22	2,500	2,991
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	3,410	3,881

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Communities Development Authority, Statewide Regional Inland Center Project, RB Pre-Refunded @ 100
5.250%, 12/01/17 (B)	$2,215	$2,440
California State, Department of Water Resources State, Ser AS, RB Callable 12/01/24 @ 100
5.000%, 12/01/29	1,910	2,285
California State, Department of Water Resources, Ser L, RB
5.000%, 05/01/19	4,000	4,574
California State, Economic Recovery, Ser A, GO Pre-Refunded @ 100
5.000%, 07/01/19 (B)	5,000	5,752
California State, GO Callable 03/01/25 @ 100
5.000%, 03/01/26	5,000	6,013
California State, GO Callable 10/01/19 @ 100
5.250%, 10/01/21	4,130	4,791
California State, GO Callable 09/01/21 @ 100
5.250%, 09/01/28	1,750	2,041
California State, GO Callable 04/01/19 @ 100
5.500%, 04/01/21	5,000	5,767
California State, GO
5.000%, 10/01/18	3,000	3,368
5.000%, 11/01/19	1,000	1,152
5.000%, 02/01/20	2,000	2,309
5.000%, 09/01/22	625	747
5.000%, 10/01/24	2,090	2,545
California State, GO Callable 09/01/22 @ 100
5.000%, 09/01/23	2,500	3,011
California State, GO Callable 09/01/18 @ 100
5.000%, 09/01/28	3,100	3,458
California State, GO Callable 04/01/16 @ 100
6.250%, 10/01/19	480	497
California State, Health Facilities Financing Authority, St. Joseph Heatlh System Project, Ser A, RB Callable 07/01/23 @ 100
5.000%, 07/01/26	5,000	5,857

SEI Tax Exempt Trust / Annual Report / August 31, 2015	27

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Health Facilities Financing Authority, St. Joseph Heatlh System Project, Ser C, RB
5.000%, 07/01/43 (A)	$2,500	$2,888
California State, Municipal Finance Authority, Touro College and University System Project, Ser A, RB Callable 07/01/24 @ 100
5.250%, 01/01/34	250	271
California State, Public Works Board, Judicial Council Project, Ser A, RB Callable 03/01/23 @ 100
5.000%, 03/01/26	1,000	1,176
California State, Public Works Board, Judicial Council Project, Ser D, RB Callable 12/01/21 @ 100
5.250%, 12/01/25	4,185	5,054
California State, Public Works Board, Various Capital Projects, Ser H, RB Callable 12/01/24 @ 100
5.000%, 12/01/25	2,795	3,361
California State, Public Works Board, Various Capital Projects, Ser I, RB Callable 11/01/23 @ 100
5.000%, 11/01/24	2,500	2,992
California State, Ser A, GO
5.000%, 07/01/19 (C)	1,375	1,582
California State, Ser A, GO Pre-Refunded @ 100
5.250%, 07/01/19 (B)	1,745	2,023
California State, Statewide Communities Development Authority, Baptist University Project, Ser A, RB
5.125%, 11/01/23	715	755
California State, Systemwide University Revenue Authority, Ser A, RB Callable 11/01/21 @ 100
5.000%, 11/01/22	5,000	5,969
Golden State, Tobacco Securitization Project, Ser A, RB Callable 06/01/23 @ 100
5.000%, 06/01/29	915	1,040

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Golden State, Tobacco Securitization Project, Ser A, RB, AMBAC Callable 06/01/18 @ 100
4.600%, 06/01/23	$3,500	$3,763
Golden State, Tobacco Securitization Project, Ser A1, RB Callable 06/01/17 @ 100
4.500%, 06/01/27	6,435	6,114
Golden State, Tobacco Securitization, Ser A, RB Callable 06/01/25 @ 100
5.000%, 06/01/33	1,265	1,428
5.000%, 06/01/34	2,110	2,381
5.000%, 06/01/35	4,185	4,667
Imperial, Irrigation & Electric District, RB Callable 11/01/18 @ 100
5.250%, 11/01/19	1,000	1,124
5.250%, 11/01/20	1,000	1,126
Los Angeles County, Disney Concert Hall Parking Project, COP
5.000%, 09/01/21	375	441
5.000%, 03/01/22	625	740
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 07/01/17	3,000	3,247
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser A, AMT, RB Callable 05/15/25 @ 100
5.000%, 05/15/31	840	954
5.000%, 05/15/32	840	950
Los Angeles, Department of Airports, Los Angeles International Airport Project, AMT, RB Callable 05/15/23 @ 100
5.000%, 05/15/32	2,285	2,567
Los Angeles, Department of Water & Power, Power System Project, Ser A, RB
5.000%, 07/01/20	2,500	2,924
5.000%, 07/01/21	1,650	1,956
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB Callable 07/01/20 @ 100
5.000%, 07/01/25	2,500	2,915

28	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Los Angeles, Department of Water & Power, Power System Project, Ser B, RB Callable 01/01/24 @ 100
5.000%, 07/01/32	$2,500	$2,870
Los Angeles, Harbor Department of Revenue, Ser A, AMT, RB
5.000%, 08/01/21	1,180	1,372
Los Angeles, Wastewater System Revenue, Ser A, RB Callable 06/01/20 @ 100
5.000%, 06/01/22	2,025	2,362
North Natomas, Community Facilities District No. 4, Ser E, RB
5.000%, 09/01/20	1,335	1,527
Northern California, Power Agency, Hydroelectric Project No. 1, RB Callable 07/01/22 @ 100
5.000%, 07/01/28	1,845	2,113
Orange County, Transportation Authority, RB Callable 08/15/23 @ 100
5.000%, 08/15/25	1,000	1,187
Rancho Santiago, Community College District, GO Callable 09/01/23 @ 100
5.000%, 09/01/24	2,500	3,026
Roseville Westpark, Community Facilities District No. 1, SAB Callable 09/01/15 @ 101
5.200%, 09/01/26	1,000	1,010
Sacramento County, Airport Systems Project, Ser D, RB Callable 07/01/18 @ 100
5.500%, 07/01/28	1,345	1,498
Sacramento, Water Authority, RB Callable 09/01/23 @ 100
5.000%, 09/01/26	1,395	1,638
San Diego County, Water Authority, Ser B, RB Callable 05/01/21 @ 100
5.000%, 05/01/28	2,500	2,892
San Diego, Public Facilities Financing Authority, Ser A, RB Callable 05/15/19 @ 100
5.000%, 05/15/25	3,500	3,971
San Francisco City & County, Airports Commission, San Francisco International Airport Project, AMT, RB
5.250%, 05/01/18	1,000	1,108

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Francisco City & County, Public Utilities Commission, Ser B, RB Callable 11/01/19 @ 100
5.000%, 11/01/26	$2,500	$2,855
San Francisco City & County, Public Utilities Commission, Ser D, RB Callable 11/01/21 @ 100
5.000%, 11/01/27	3,685	4,383
Sonoma-Marin, Area Rail Transit District, Ser A, RB
5.000%, 03/01/19	1,000	1,133
Southern California, Public Power Authority, Canyon Power Project, Ser A, RB Callable 01/01/20 @ 100
5.000%, 07/01/22	3,050	3,493
Stockton, Unified School District, GO, AGM
5.000%, 07/01/22	1,220	1,451
Tuolumne, Wind Project Authority, Tuolumne Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	2,245	2,526
University of California, Ser AF, RB Callable 05/15/23 @ 100
5.000%, 05/15/24	6,000	7,268
University of California, Ser Q, RB Pre-Refunded @ 101
5.250%, 05/15/17 (B)	3,820	4,160
University of California, Ser Q, RB Callable 05/15/17 @ 101
5.250%, 05/15/23	180	196

		183,067

Colorado — 1.4%
Colorado State, Health Facilities Authority, Boulder Community Hospital Project, RB
5.000%, 10/01/16	3,000	3,140
Denver City and County, Airport Revenue Authority, Ser A, AMT, RB
5.500%, 11/15/19	2,500	2,900
Denver City and County, Airport Revenue Authority, Sub-Ser A, AMT, RB Callable 11/15/23 @ 100
5.500%, 11/15/27	10,000	11,679

SEI Tax Exempt Trust / Annual Report / August 31, 2015	29

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Denver City and County, Airport Revenue Authority, Sub-Ser B, RB Callable 11/15/23 @ 100
5.250%, 11/15/26	$2,000	$2,360

		20,079

Connecticut — 0.5%
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser A1, RB Callable 07/01/18 @ 100
5.000%, 07/01/25	3,500	3,896
Connecticut State, Ser E, GO Callable 12/15/16 @ 100
5.000%, 12/15/17	830	880
Connecticut State, Special Tax Revenue, Ser A, RB Callable 09/01/24 @ 100
5.000%, 09/01/34	2,500	2,827

		7,603

Delaware — 0.3%
Delaware State, Transportation Authority, RB
5.000%, 07/01/18	2,500	2,791
Delaware State, Transportation Authority, Ser A, RB
5.000%, 07/01/17	2,000	2,162

		4,953

District of Columbia — 0.2%
Metropolitan Washington, Airports Authority, Ser A, AMT, RB Callable 10/01/23 @ 100
5.000%, 10/01/27	2,705	3,075

Florida — 7.2%
Broward County, Airport System Revenue Authority, Ser L, RB, AMBAC Callable 10/02/15 @ 100
5.000%, 10/01/16	2,080	2,088
Broward County, Port Facilities Revenue Authority, Ser B, AMT, RB
5.000%, 09/01/21	2,500	2,880
Broward County, School Board, Ser B, COP, AGM
5.250%, 07/01/16	5,000	5,207

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Capital Trust Agency, Tuscan Gardens Senior Living Community, RB Callable 04/01/22 @ 103
7.000%, 04/01/35	$1,205	$1,204
Celebration Pointe, Community Development District No.1, SAB
4.750%, 05/01/24	525	525
Citizens Property Insurance, Secured High Risk Account, Ser A1, RB
5.000%, 06/01/21	5,000	5,796
Citizens Property Insurance, Ser A1, RB Callable 12/01/24 @ 100
5.000%, 06/01/25	16,000	19,032
Citizens Property Insurance, Ser A-1, RB
5.000%, 06/01/19	2,775	3,125
Florida State, Department of Transportation, Right of Way Project, Ser A, GO
5.000%, 07/01/20	1,500	1,757
Florida State, Higher Educational Facilities Financial Authority, University of Tampa Project, Ser A, RB
5.000%, 04/01/17	1,250	1,319
Florida State, Municipal Power Agency, All Requirements Power Project, RB Callable 10/01/25 @ 100
5.000%, 10/01/28	1,000	1,159
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/18 @ 100
5.250%, 10/01/21	5,500	6,179
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/19 @ 100
5.250%, 10/01/21	3,475	3,999
Florida State, Turnpike Enterprise, Department of Transportation, Ser C, RB
5.000%, 07/01/23	7,500	8,983
Hillsborough County, Revenue Capacity Assessment Authority, SAB, NATL
5.000%, 03/01/16	2,000	2,046
Hillsborough County, School Board Authority, COP, NATL
5.000%, 07/01/16	1,290	1,339

30	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Jacksonville, Aviation Authority, AMT, RB, AMBAC
5.000%, 10/01/15	$2,910	$2,922
Jacksonville, Revenue Authority, RB Callable 10/01/24 @ 100
5.000%, 10/01/27	4,265	4,984
JEA, Electric System Revenue, Sub-Ser A, RB Callable 10/01/23 @ 100
5.000%, 10/01/25	1,500	1,787
5.000%, 10/01/26	1,395	1,650
Lakeland, Energy System Revenue Authority, Ser B, RB, AGM
5.000%, 10/01/18	2,500	2,799
Lee County, Transportation Facilities Revenue, RB, AGM
5.000%, 10/01/23	1,800	2,143
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser B, RB, AMBAC
5.000%, 04/01/17	2,000	2,124
Miami-Dade County, School Board Foundation, Ser B, RB Callable 05/01/25 @ 100
5.000%, 05/01/26	6,985	8,164
Miami-Dade County, School Board Foundation, Ser D, RB Callable 11/01/24 @ 100
5.000%, 11/01/29	5,270	5,938
Miami-Dade County, Seaport Project, Ser A, RB Callable 10/01/23 @ 100
5.500%, 10/01/27	1,330	1,573
Miami-Dade County, Water & Sewer Authority, Ser B, RB, AGM
5.250%, 10/01/19	3,000	3,471
Palm Beach County, Health Facilities Authority, Sinai Residences Boca Raton Project, RB
6.250%, 06/01/23	550	608
6.000%, 06/01/21	650	707
Tampa, Solid Waste Systems Authority, AMT, RB, AGM
5.000%, 10/01/15	1,500	1,506

		107,014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Georgia — 3.2%
Atlanta, Development Authority, Downtown Stadium Project, Ser A-1, RB Callable 07/01/25 @ 100
5.250%, 07/01/40	$1,380	$1,581
5.250%, 07/01/44	2,120	2,419
5.000%, 07/01/32	2,595	2,928
Atlanta, Water & Wastewater Revenue Authority, Ser A, RB Pre-Refunded @ 100
6.000%, 11/01/19 (B)	6,950	8,322
Atlanta, Water & Wastewater Revenue Authority, Ser B, RB Callable 11/01/23 @ 100
5.250%, 11/01/28	3,000	3,530
Burke County, Industrial Development Authority, Oglethorpe Power Corp. Project, Ser A, RB, AGM
0.340%, 01/01/24 (A)	3,075	3,029
Georgia State, Private Colleges & Universities Authority, Emory University Project, Ser A, RB
5.000%, 09/01/16	2,500	2,618
Georgia State, Private Colleges & Universities Authority, Mercer University Project, Ser A, RB Callable 10/01/21 @ 100
5.250%, 10/01/27	880	987
Georgia State, Ser A-1, GO
5.000%, 02/01/24	5,000	6,149
Georgia State, Ser I, GO
5.000%, 07/01/21	4,115	4,891
Gwinnett County, School District, GO Pre-Refunded @ 100
5.000%, 02/01/18 (B)	3,080	3,391
Henry County, Hospital Authority, Henry Hospital Project, RB Callable 07/01/24 @ 100
5.000%, 07/01/26	1,650	1,887
5.000%, 07/01/27	1,390	1,581
Marietta, Development Authority, Life University Project, RB Callable 06/15/18 @ 100
6.250%, 06/15/20	745	788
Municipal Gas Authority, Gas Portfolio III Project, Ser U, RB
5.000%, 10/01/20	1,000	1,163
Richmond County, Board of Education, GO
5.000%, 10/01/17	1,600	1,744

		47,008

SEI Tax Exempt Trust / Annual Report / August 31, 2015	31

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Guam — 0.1%
Territory of Guam, Section 30, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$750	$829

Hawaii — 0.5%
Hawaii State, Ser EH, RB
5.000%, 08/01/20	4,500	5,261
Honolulu City & County, Wastewater Authority, Second Bond Resolution, Ser A, RB Callable 07/01/19 @ 100
5.000%, 07/01/21	2,500	2,816

		8,077

Idaho — 0.2%
Boise State University, Revenue Authority, General Project, Ser A, RB
4.000%, 04/01/21	575	639
4.000%, 04/01/22	485	543
Idaho State, Building Authority, Lewis-Clark State College Project, Ser F, RB
5.000%, 09/01/23	1,000	1,191
Idaho State, Building Authority, Northern Idaho College Project, Ser G, RB
5.000%, 09/01/23	60	69
Nez Perce County, Industrial Pollution Control, Potlach Corp. Project, RB Callable 10/02/15 @ 100
6.000%, 10/01/24	425	425

		2,867

Illinois — 5.4%
Chicago, Airport Authority O’Hare International Airport, O’Hare International Airport Project, Third Lien, Ser B, RB
5.000%, 01/01/17	2,500	2,640
Chicago, Airport Authority O’Hare International Airport, RB Callable 01/01/23 @ 100
5.500%, 01/01/27	2,000	2,282
Chicago, Airport Authority O’Hare International Airport, Ser A, AMT, RB
5.000%, 01/01/18	2,500	2,700

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Chicago, Metropolitan Water Reclamation District, Ser C, GO
5.000%, 12/01/16	$480	$507
Chicago, Neighborhoods Project, Ser 2002B, GO Callable 01/01/25 @ 100
5.500%, 01/01/37	1,065	977
Chicago, Neighborhoods Project, Ser 2005D, GO Callable 01/01/25 @ 100
5.500%, 01/01/37	850	780
Chicago, Park District, Ser C, GO Callable 01/01/24 @ 100
5.000%, 01/01/29	1,200	1,284
Chicago, Water Revenue, Second Lien Project, RB Callable 11/01/24 @ 100
5.000%, 11/01/29	1,000	1,063
5.000%, 11/01/34	1,500	1,557
Illinois State, Development Authority, Memorial Group Inc. Project, RB Callable 11/01/23 @ 100
7.125%, 11/01/30	1,310	1,606
Illinois State, Finance Authority, Advocate Health Care Network Project, RB Callable 06/01/23 @ 100
5.000%, 06/01/26	6,410	7,410
Illinois State, Finance Authority, Palos Hospital Project, Ser C, RB
5.000%, 05/15/16	2,000	2,062
Illinois State, Finance Authority, Rehabilitation Institute of Chicago Project, RB Callable 07/01/23 @ 100
5.500%, 07/01/28	1,000	1,156
Illinois State, Finance Authority, University Medical Center Project, Ser A, RB Callable 05/15/25 @ 100
5.000%, 11/15/32	1,100	1,224
5.000%, 11/15/33	1,050	1,160
5.000%, 11/15/34	1,000	1,100
Illinois State, Finance Authority, University Medical Center Project, Ser B, RB Callable 05/15/25 @ 100
5.000%, 11/15/34	2,000	2,200
Illinois State, Finance Authority, University of Chicago Project, Ser A, RB Callable 10/01/21 @ 100
5.000%, 10/01/30	1,000	1,119

32	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Illinois State, Railsplitter Tobacco Settlement Authority, RB Callable 06/01/21 @ 100
5.500%, 06/01/23	$12,325	$14,203
Illinois State, Railsplitter Tobacco Settlement Authority, RB Callable 06/01/16 @ 100
6.250%, 06/01/24	3,500	3,651
Illinois State, Railsplitter Tobacco Settlement Authority, RB
5.250%, 06/01/20	2,695	3,078
Illinois State, Regional Transportation Authority, Ser A, RB, NATL
5.500%, 07/01/23	2,095	2,526
Illinois State, Regional Transportation Authority, Ser B, RB, NATL
5.500%, 06/01/20	2,710	3,178
Illinois State, Tax Revenue Authority, RB Callable 06/15/23 @ 100
5.000%, 06/15/24	2,500	2,934
Illinois State, Toll Highway Authority, Ser A, RB Callable 01/01/23 @ 100
5.000%, 01/01/31	3,035	3,360
Illinois State, Toll Highway Authority, Ser A1, RB Callable 01/01/20 @ 100
5.000%, 01/01/25	2,250	2,532
Illinois State, Toll Highway Authority, Ser B, RB Callable 01/01/24 @ 100
5.000%, 01/01/32	1,250	1,384
Illinois State, Toll Highway Authority, Ser B, RB
5.000%, 12/01/18	2,500	2,800
Northern Illinois University, Auxiliary Project, RB, AGM
5.000%, 04/01/17	1,285	1,356
University of Illinois, Ser A, RB Callable 04/01/23 @ 100
5.000%, 04/01/28	3,210	3,591
University of Illinois, Ser A, RB Callable 04/01/24 @ 100
5.000%, 04/01/28	2,035	2,304

		79,724

Indiana — 0.9%
Indiana State, Educational Facilities Finance Authority, Butler University Project, Ser S, RB Callable 02/01/22 @ 100
5.000%, 02/01/29	1,000	1,106

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indiana State, Finance Authority, Stadium Project, Ser A, RB Callable 08/01/25 @ 100
5.250%, 02/01/35	$2,000	$2,284
Indiana University, Student Fee Project, Ser S, RB Pre-Refunded @ 100
5.000%, 08/01/18 (B)	2,000	2,234
Indianapolis, Gas Utility Authority, Second Lien, Ser A, RB, AGM Callable 08/15/20 @ 100
5.000%, 08/15/23	3,315	3,777
Richmond, Hospital Authority, Reid Hospital Project, RB Callable 01/01/25 @ 100
5.000%, 01/01/35	3,400	3,715

		13,116

Iowa — 0.1%
Iowa State, Finance Authority, State Revolving Fund, RB Callable 08/01/21 @ 100
5.000%, 08/01/24	1,500	1,757

Kansas — 0.7%
Kansas State, Department of Transportation, Ser B, RB
0.532%, 09/01/19 (A)	1,750	1,732
Kansas State, Department of Transportation, Ser C, RB
5.000%, 09/01/20	2,500	2,935
Kansas State, Development Finance Authority, Adventist Health Sunbelt Project, RB Callable 05/15/22 @ 100
5.000%, 11/15/29	4,000	4,501
Wyandotte County, Kansas City Unified Government, Ser B, RB
6.070%, 06/01/21 (D)	870	636

		9,804

Kentucky — 0.5%
University of Kentucky, Ser D, RB
5.250%, 10/01/18	7,250	8,199

Louisiana — 2.4%
East Baton Rouge, Sewerage Commission, Ser B, RB Callable 02/01/25 @ 100
5.000%, 02/01/27	1,000	1,178

SEI Tax Exempt Trust / Annual Report / August 31, 2015	33

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ernest N Morial-New Orleans, Exhibit Hall Authority, RB Callable 07/15/22 @ 100
5.000%, 07/15/26	$1,000	$1,140
5.000%, 07/15/27	1,750	1,981
Louisiana State, Citizens Property Insurance, Ser C2, RB, AGM Callable 06/01/18 @ 100
6.750%, 06/01/26	3,600	4,124
Louisiana State, Public Facilities Authority, Pellets Incorporated Project, AMT, RB
7.000%, 07/01/24	1,410	1,410
Louisiana State, Ser A, RB Callable 06/15/24 @ 100
5.000%, 06/15/25	2,000	2,413
5.000%, 06/15/30	1,500	1,739
Louisiana State, Stadium & Exposition District, Ser A, RB
5.000%, 07/01/19	1,000	1,132
5.000%, 07/01/22	1,000	1,177
Louisiana State, Tobacco Settlement Financing, Ser A, RB Callable 05/15/20 @ 100
5.500%, 05/15/30	2,000	2,227
Louisiana State, Tobacco Settlement Financing, Ser A, RB Callable 05/15/18 @ 100
5.500%, 05/15/28	8,500	9,117
New Orleans, Aviation Board, General North Terminal Project, Ser B, AMT, RB, AGM Callable 01/01/25 @ 100
5.000%, 01/01/28	3,000	3,430
5.000%, 01/01/32	2,100	2,338
5.000%, 01/01/33	2,100	2,331

		35,737

Maryland — 1.7%
Maryland State, Economic Development Authority, Marine Terminals Project, RB Callable 09/01/20 @ 100
5.750%, 09/01/25	2,195	2,233
Maryland State, Economic Development Authority, Potomac Project, RB Callable 03/01/19 @ 100
6.200%, 09/01/22	1,335	1,547

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Maryland State, Economic Development Authority, Transportation Facilities Project, Ser A, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	$2,820	$3,053
Maryland State, GO
5.000%, 03/01/18	3,000	3,311
Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins Health Systems Project, RB Callable 07/01/22 @ 100
5.000%, 07/01/30	1,165	1,310
Maryland State, Health & Higher Educational Facilities Authority, RB Callable 07/01/24 @ 100
5.000%, 07/01/33	1,340	1,477
5.000%, 07/01/34	1,065	1,173
Maryland State, Transportation Authority, RAN
5.250%, 03/01/17	4,250	4,552
Montgomery County, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.000%, 07/01/19 (B)	3,750	4,296
Westminster, Lutheran Millers Grant Project, RB
4.875%, 07/01/23	810	833
4.375%, 07/01/21	825	838
3.875%, 07/01/19	465	471

		25,094

Massachusetts — 2.8%
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/21	2,750	3,306
Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/22 @ 100
5.000%, 05/01/29	1,000	1,137
Massachusetts State, College Building Authority, Ser C, RB
4.000%, 05/01/18	3,075	3,327
Massachusetts State, Development Finance Agency, Partners Health Care Project, Ser L, RB Callable 07/01/21 @ 100
5.000%, 07/01/26	2,000	2,313

34	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Development Finance Agency, Tufts Medical Center Project, Ser I, RB
5.125%, 01/01/20	$2,765	$3,145
Massachusetts State, Educational Financing Authority, Ser K, AMT, RB
5.000%, 07/01/22	5,000	5,602
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	1,500	1,939
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/22 @ 100
5.000%, 07/01/26	1,500	1,759
Massachusetts State, School Building Authority, Ser B, RB Callable 08/15/22 @ 100
5.000%, 08/15/28	1,110	1,305
5.000%, 08/15/30	6,400	7,486
Massachusetts State, Ser C, GO, AGM
5.500%, 12/01/17	3,000	3,322
Massachusetts State, Water Pollution Abatement Trust, RB
5.000%, 08/01/23	2,265	2,762
Massachusetts State, Water Pollution Abatement Trust, Sub-Ser 17A, RB
5.000%, 02/01/21	3,215	3,792

		41,195

Michigan — 2.8%
Kent County, Hospital Finance Authority, Spectrum Health System Project, Ser A, RB
5.000%, 11/15/17	1,200	1,307
Michigan State, Finance Authority, Detroit Water Sewage, RB, AGM Callable 07/01/24 @ 100
5.000%, 07/01/30	1,000	1,121
Michigan State, Finance Authority, Detroit Water Sewage, RB, AGM
5.000%, 07/01/22	5,000	5,718
Michigan State, Finance Authority, Government Loan Project, Ser A, RB
5.000%, 05/01/20	5,000	5,696

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Michigan State, Finance Authority, Hospital Oakwood Project, RB Callable 08/15/23 @ 100
5.000%, 08/15/31	$3,300	$3,608
Michigan State, Finance Authority, Hospital Sparrow Project, RB Callable 05/15/25 @ 100
5.000%, 11/15/33	2,755	3,028
Michigan State, Finance Authority, School District Project, RB
5.000%, 06/01/17	1,000	1,052
Michigan State, Finance Authority, Unemployment Obligation Project, RB
5.000%, 07/01/18	3,400	3,794
Michigan State, Finance Authority, Unemployment Obligation Project, RB Callable 07/01/18 @ 100
5.000%, 07/01/21	7,000	7,775
Michigan State, Finance Authority, Unemployment Obligation Project, RB Callable 01/01/18 @ 100
5.000%, 01/01/22	1,250	1,368
Michigan State, Ser A, GO
5.000%, 11/01/19	2,000	2,300
Wayne County, Airport Authority, Detroit Metropolitan Airport Project, Ser A, AMT, RB
5.000%, 12/01/16	2,500	2,635
Wayne County, Airport Authority, Detroit Metropolitan Airport Project, Ser Junior Lien, AMT, RB, NATL Callable 12/01/17 @ 100
5.000%, 12/01/22	1,500	1,604

		41,006

Minnesota — 2.3%
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Pre-Refunded @ 100
6.375%, 11/15/18 (B)	3,250	3,761
Minnesota State, Health Care Project, Ser B, RB, AGM Callable 09/01/15 @ 100
0.010%, 08/15/25 (A)	4,475	4,475

SEI Tax Exempt Trust / Annual Report / August 31, 2015	35

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Minnesota State, Municipal Power Agency, RB Pre-Refunded @ 100
5.250%, 10/01/15 (B)	$1,000	$1,004
Minnesota State, Municipal Power Agency, Ser A, RB
5.000%, 10/01/22	200	236
Minnesota State, Municipal Power Agency, Ser A, RB Callable 10/01/24 @ 100
5.000%, 10/01/25	350	417
5.000%, 10/01/27	600	702
Minnesota State, Various Purposes, GO
5.000%, 08/01/20	1,945	2,278
Minnesota State, Various Purposes, Ser A, RB Callable 06/01/23 @ 100
5.000%, 06/01/27	2,000	2,327
Minnesota State, Various Purposes, Ser F, GO
5.000%, 10/01/22	5,000	6,016
Rochester, Mayo Clinic Project, Ser A, RB
4.000%, 11/15/30 (A)	1,575	1,718
Rochester, Mayo Clinic Project, Ser C, RB
4.500%, 11/15/38 (A)	1,535	1,764
St. Louis Park, Health Care Authority, Nicollet Health Services Project, Ser C, RB
5.500%, 07/01/17 (C)	4,240	4,615
University of Minnesota, Ser A, RB Callable 12/01/20 @ 100
5.250%, 12/01/28	1,370	1,604
University of Minnesota, Ser A, RB
5.000%, 12/01/17	2,520	2,761

		33,678

Mississippi — 0.4%
Mississippi State, Business Finance Commission, Chevron USA Inc. Project, Ser G, RB Callable 10/01/15 @ 100
0.010%, 11/01/35 (A)	3,710	3,710
Mississippi State, Business Finance Commission, Chevron USA Project, Ser I, RB Callable 10/01/15 @ 100
0.010%, 11/01/35 (A)	2,150	2,150

		5,860

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Missouri — 3.0%
Kansas City, Airport Revenue, General Improvement Project, Ser A, AMT, RB Callable 09/01/21 @ 100
5.000%, 09/01/23	$8,015	$9,076
Missouri State, Board of Public Buildings, RB
5.000%, 10/01/18	1,705	1,911
Missouri State, Development Finance Board, Ser A, RB Callable 06/01/23 @ 100
5.000%, 06/01/27	2,295	2,585
Missouri State, Environmental Improvement & Energy Resources Authority, RB
5.000%, 07/01/17	1,475	1,594
Missouri State, Health & Educational Facilities Authority, Ser A, RB Callable 11/15/25 @ 100
5.000%, 11/15/34	3,000	3,350
Missouri State, Health & Educational Facilities Authority, SSM Health Care Project, Ser A, RB Callable 06/01/24 @ 100
5.000%, 06/01/28	3,425	3,942
Missouri State, Highway & Transportation Commission, Second Lien, RB Pre-Refunded @ 100
5.250%, 05/01/17 (B)	3,490	3,761
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, RB Callable 01/01/25 @ 100
5.000%, 01/01/29	2,000	2,274
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, Ser A, RB Callable 01/01/24 @ 100
5.000%, 01/01/27	1,850	2,133
5.000%, 01/01/28	1,400	1,600
Missouri State, Joint Municipal Electric Utility Commission, Ser A, RB Callable 06/01/25 @ 100
5.000%, 12/01/26	5,135	6,043
St. Louis, Airport Authority, Lambert International Airport Project, Ser A1, RB Callable 07/01/19 @ 100
6.125%, 07/01/24	2,515	2,887

36	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

University of Missouri, Ser A, RB
5.000%, 11/01/24	$3,000	$3,696

		44,852

Nebraska — 0.9%
Nebraska State, Public Power District, Ser A, RB Callable 01/01/22 @ 100
5.000%, 01/01/29	2,000	2,246
Omaha, Public Power District, Ser B, RB Callable 02/01/21 @ 100
5.000%, 02/01/27	4,015	4,642
Public Power Generation Agency, RB Callable 01/01/25 @ 100
5.000%, 01/01/30	5,500	6,189

		13,077

Nevada — 0.6%
Clark County, Airport Authority, RB
5.000%, 07/01/27	1,545	1,843
Clark County, Airport Authority, Ser C, RB, AGM Callable 07/01/19 @ 100
5.000%, 07/01/23	2,800	3,150
Henderson, Local Improvement District No. T-18, SAB Callable 03/01/16 @ 100
5.300%, 09/01/35	1,420	1,073
Henderson, Public Improvement Trust, RB Callable 07/01/24 @ 100
5.500%, 01/01/34	810	870
Nevada State, Unemployment Compensation Project, RB
5.000%, 06/01/17	1,565	1,685

		8,621

New Hampshire — 0.2%
New Hampshire State, Business Finance Authority, Ser A, RB, AMBAC
0.399%, 10/01/33 (A)	3,540	3,328

New Jersey — 3.6%
Gloucester County, Pollution Control Financing Authority, Keystone Urban Renewal Project, AMT, RB
5.000%, 12/01/24	1,640	1,832

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Economic Development Authority, Cigarette Tax, RB
5.000%, 06/15/20	$3,755	$4,127
New Jersey State, Economic Development Authority, Continental Airlines Project, AMT, RB Callable 03/05/24 @ 101
5.625%, 11/15/30	1,160	1,298
New Jersey State, Economic Development Authority, Continental Airlines Project, AMT, RB
4.875%, 09/15/19	825	861
New Jersey State, Economic Development Authority, MSU Student Housing Project, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	1,450	1,611
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser AA, RB Callable 06/15/19 @ 100
5.500%, 12/15/29	3,020	3,163
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser EE, RB
5.000%, 09/01/18	3,500	3,720
New Jersey State, Economic Development Authority, School Facilities Project, RB
5.000%, 06/15/22	3,800	4,195
New Jersey State, Economic Development Authority, School Facilities Project, Ser WW, RB Callable 06/15/25 @ 100
5.250%, 06/15/31	4,750	4,889
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/23	855	974
New Jersey State, Ser N, GO, NATL
5.500%, 07/15/18	5,000	5,588
New Jersey State, Tobacco Settlement Authority, Ser 1A, RB Callable 06/01/17 @ 100
4.500%, 06/01/23	2,400	2,400

SEI Tax Exempt Trust / Annual Report / August 31, 2015	37

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Transportation Trust Fund Authority, Ser B, RB Callable 06/15/21 @ 100
5.500%, 06/15/31	$3,270	$3,423
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
5.000%, 06/15/21	4,040	4,283
New Jersey State, Turnpike Authority, Ser B, RB
5.000%, 01/01/21	4,000	4,630
Rutgers University, Ser J, RB Callable 05/01/23 @ 100
5.000%, 05/01/29	6,000	6,900

		53,894

New Mexico — 0.5%
New Mexico State, Hospital Equipment Loan Council, RB Callable 08/01/25 @ 100
5.000%, 08/01/30	1,130	1,280
New Mexico State, Municipal Energy Acquisition Authority, Sub-Ser B, RB
0.782%, 02/01/19 (A)	1,865	1,863
New Mexico State, Municipal Energy, Ser B, RB Callable 02/01/19 @ 100
0.882%, 11/01/39 (A)	5,000	5,008

		8,151

New York — 11.7%
Brooklyn, Local Development Authority, Barclays Center Project, RB Callable 01/15/20 @ 100
6.500%, 07/15/30	3,500	4,063
Build NYC Resource, Pratt Paper Incorporated Project, RB Callable 11/01/24 @ 100
5.250%, 11/01/34	1,320	1,387
Build NYC Resource, Pratt Paper Incorporated Project, AMT, RB
3.750%, 01/01/20	900	925
Jefferson County, Industrial Development Agency, Black River Project, AMT, RB
5.250%, 01/01/24	370	353
4.750%, 01/01/20	400	386

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Long Island, Power Authority, Ser A, RB Callable 09/01/24 @ 100
5.000%, 09/01/34	$1,675	$1,870
Metropolitan New York, Transportation Authority, Ser B, RB Callable 05/15/24 @ 100
5.000%, 11/15/28	3,000	3,463
Metropolitan New York, Transportation Authority, Ser B1, RB Callable 11/15/23 @ 100
5.000%, 11/15/29	4,140	4,758
Metropolitan New York, Transportation Authority, Ser C, RB Callable 11/15/18 @ 100
6.500%, 11/15/28	2,860	3,353
Metropolitan New York, Transportation Authority, Ser C, RB Callable 05/15/18 @ 100
5.000%, 11/15/27	1,850	2,033
Metropolitan New York, Transportation Authority, Ser D, RB
5.000%, 11/15/16	2,000	2,110
Nassau County, Local Economic Assistance Corp., Catholic Health Services of Long Island Project, RB Callable 07/01/24 @ 100
5.000%, 07/01/29	1,000	1,122
New York & New Jersey, Port Authority, 146th Street Construction Project, AMT, RB, AGM Callable 12/01/16 @ 100
5.000%, 12/01/17	5,000	5,297
New York & New Jersey, Port Authority, JFK International Air Terminal Project, RB Callable 12/01/15 @ 100
6.500%, 12/01/28	3,500	3,548
New York & New Jersey, Port Authority, AMT, RB
5.000%, 09/01/20	5,000	5,745
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/21 @ 100
6.500%, 04/01/22	2,325	2,854

38	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Health & Hospital Authority, Ser A, RB
5.000%, 02/15/19	$2,750	$3,095
New York City, Industrial Development Agency, Ser A, AMT, RB
5.000%, 07/01/22	1,130	1,245
New York City, Ser B, GO
5.000%, 08/01/17	2,000	2,168
New York City, Ser D, GO
5.000%, 08/01/16	3,250	3,392
New York City, Ser E, GO Callable 08/01/19 @ 100
5.000%, 08/01/21	3,125	3,548
5.000%, 08/01/22	2,000	2,265
New York City, Ser E, GO
5.000%, 08/01/18	2,000	2,229
5.000%, 08/01/20	4,555	5,291
5.000%, 08/01/23	1,315	1,563
New York City, Ser F, GO Callable 02/01/22 @ 100
5.000%, 08/01/28	2,500	2,881
New York City, Ser K, GO Callable 09/14/15 @ 100
5.000%, 08/01/21	1,830	1,833
New York City, Sub-Ser B1, GO Callable 09/01/18 @ 100
5.250%, 09/01/25	4,520	5,044
New York City, Sub-Ser G-1, GO Callable 04/01/22 @ 100
5.000%, 04/01/23	2,055	2,438
New York City, Sub-Ser I, GO Callable 03/01/24 @ 100
5.000%, 03/01/25	2,500	2,975
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser A1, RB
5.000%, 11/01/20	1,250	1,468
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB Callable 02/01/21 @ 100
5.000%, 02/01/23	2,500	2,897
5.000%, 02/01/24	2,250	2,603
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser E1, RB Callable 02/01/22 @ 100
5.000%, 02/01/26	2,470	2,892
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser I, RB Callable 05/01/23 @ 100
5.000%, 05/01/28	2,500	2,915

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB Pre-Refunded @ 100
5.000%, 05/01/17 (B)	$1,865	$2,004
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB Callable 05/01/17 @ 100
5.000%, 11/01/18	950	1,020
New York City, Trust for Cultural Resources, Whitney Museum of American Art Project, RB Callable 01/01/21 @ 100
5.000%, 07/01/21	1,320	1,520
New York City, Water & Sewer System, Ser DD, RB Callable 06/15/24 @ 100
5.000%, 06/15/29	1,500	1,757
New York State, Dormitory Authority, Department of Health Project, Ser A, RB
5.000%, 07/01/18	2,530	2,806
New York State, Dormitory Authority, General Purpose Project, Ser A, RB Callable 02/15/24 @ 100
5.000%, 02/15/25	2,500	3,018
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB
5.000%, 07/01/21	250	294
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB Callable 01/01/22 @ 100
5.000%, 07/01/23	610	719
New York State, Dormitory Authority, North Shore Jewish Project, Ser A, RB Callable 05/01/21 @ 100
5.000%, 05/01/23	2,135	2,423
New York State, Dormitory Authority, Orange Regional Medical Center Project, RB Callable 12/01/18 @ 100
6.500%, 12/01/21	2,500	2,818
New York State, Dormitory Authority, Ser A, RB Callable 07/02/24 @ 100
5.250%, 01/01/34	925	1,002

SEI Tax Exempt Trust / Annual Report / August 31, 2015	39

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Dormitory Authority, State University Project, RB Callable 05/15/22 @ 100
5.000%, 05/15/23	$970	$1,140
New York State, Environmental Facilities Authority, Revolving Funds, Ser A, RB Callable 06/15/22 @ 100
5.000%, 06/15/24	3,000	3,610
New York State, Environmental Facilities Authority, Revolving Funds, Ser B, RB Callable 06/15/18 @ 100
5.000%, 06/15/21	1,580	1,765
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/24 @ 100
7.250%, 11/15/44	2,120	2,509
5.150%, 11/15/34	3,335	3,469
New York State, Local Government Assistance, Sub-Ser A, RB
5.000%, 04/01/17	2,000	2,142
5.000%, 04/01/18	5,000	5,543
New York State, Thruway Authority, Ser A, RB Callable 03/15/21 @ 100
5.000%, 03/15/25	6,750	7,853
New York State, Thruway Authority, Ser A, RB
5.000%, 05/01/19	9,355	10,569
New York State, Thruway Authority, Ser J, RB Callable 01/01/24 @ 100
5.000%, 01/01/27	2,095	2,446
New York State, Urban Development Authority, Personal Income Tax, Ser A, RB
5.000%, 03/15/19	2,815	3,186
New York State, Urban Development Authority, Personal Income Tax, Ser A1, RB
5.000%, 12/15/16	2,000	2,119
5.000%, 03/15/20	1,875	2,167
Onondaga, Civic Development Corp., St. Joseph’s Hospital Health Center Project, RB
5.000%, 07/01/16	1,645	1,683

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Onondaga, Civic Development Corp., St. Joseph’s Hospital Health Center Project, RB Callable 07/01/19 @ 100
4.625%, 07/01/22	$1,000	$1,062
Syracuse, Industrial Development Agency, Ser A-2, RB Callable 09/01/15 @ 100
0.010%, 12/01/37 (A) (E)	1,000	1,000
Triborough, Bridge & Tunnel Authority, Ser 2003B-2, RB Callable 06/03/19 @ 100
0.482%, 01/01/33 (A)	5,000	4,943
Troy, Rensselaer Polytechnic Project, Ser B, RB
5.000%, 09/01/19	1,500	1,702

		174,298

North Carolina — 0.9%
North Carolina State, Capital Improvement Project, Ser C, RB Callable 05/01/21 @ 100
5.000%, 05/01/30	1,335	1,545
North Carolina State, Medical Care Commission, First Mortgage-Presbyterian Homes Project, RB Callable 10/01/16 @ 100
5.500%, 10/01/31	2,360	2,413
North Carolina State, Public Improvement Project, Ser A, GO Callable 05/01/20 @ 100
5.000%, 05/01/22	1,125	1,308
North Carolina State, Ser C, GO
5.000%, 05/01/22	5,000	6,009
University of North Carolina at Chapel Hill, RB Callable 12/01/17 @ 100
5.000%, 12/01/31	1,650	1,793

		13,068

North Dakota — 0.1%
Williston, Housing Finance Authority, Eagle Crest Apartments Project, RB
6.250%, 09/01/23	1,060	1,109

Ohio — 1.8%
Hancock County, Blanchard Valley Regional Health Center Project, RB
5.250%, 12/01/20	2,000	2,272

40	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kent State University, General Revenue Receipts, Ser B, RB, AGM Callable 05/01/19 @ 100
5.000%, 05/01/21	$2,500	$2,805
Montgomery County, Miami Valley Hospital Project, Ser A, RB Callable 11/15/20 @ 100
5.750%, 11/15/22	2,500	2,950
Ohio State, Air Quality Development Authority, First Energy Generation Project, Ser A, RB
5.700%, 08/01/20	2,805	3,054
Ohio State, Air Quality Development Authority, Pollution Control First Energy Project, Ser C, RB
5.625%, 06/01/18	1,580	1,692
Ohio State, Higher Educational Facilities Commission, Case Western Reserve University Project, RB
6.250%, 10/01/18	1,000	1,158
Ohio State, Higher Educational Facilities Commission, Cleveland Clinic Health Project, Ser A, RB Callable 01/01/18 @ 100
5.250%, 01/01/19	3,710	4,078
Ohio State, Ser A, RB Callable 02/01/21 @ 100
5.000%, 02/01/23	1,000	1,157
Ohio State, Turnpike Commission, RB Callable 02/15/23 @ 100
5.250%, 02/15/29	2,500	2,888
Ohio State, Water Development Authority, Water Quality Project, Ser A, RB Pre-Refunded @ 100
5.000%, 12/01/19 (B)	3,595	4,165

		26,219

Oklahoma — 0.2%
Tulsa, Airports Improvement Trust, AMT, RB Callable 06/01/25 @ 100
5.000%, 06/01/35 (A)	2,550	2,759

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Oregon — 0.7%
Oregon State, Department of Administrative Services, State Lottery, Department of Administrative Services, Ser A, RB Pre-Refunded @ 100
5.250%, 04/01/19 (B)	$3,000	$3,434
Oregon State, Property Tax, Ser J, GO Callable 05/01/21 @ 100
5.000%, 05/01/25	2,210	2,611
5.000%, 05/01/26	1,545	1,820
Oregon State, State Lottery, Ser C, RB
5.000%, 04/01/24	2,450	2,975

		10,840

Pennsylvania — 5.1%
Allegheny County, Industrial Development Authority, Environmental Improvement Project, RB
6.500%, 05/01/17	1,385	1,454
Allegheny County, Port Authority, RB Callable 03/01/21 @ 100
5.000%, 03/01/25	2,200	2,484
Allentown, Neighborhood Improvement Zone Development Authority, Ser A, RB Callable 05/01/22 @ 100
5.000%, 05/01/26	1,375	1,500
Berks County, Municipal Authority, Reading Hospital & Medical Center Project, RB Callable 11/01/19 @ 100
5.250%, 11/01/24	2,935	3,321
Butler County, Hospital Authority, Butler Health Systems Project, RB Pre-Refunded @ 100
7.125%, 07/01/19 (B)	1,500	1,833
Delaware Valley, Regional Finance Authority, RB
5.750%, 07/01/17	3,000	3,268
East Hempfield Township, Industrial Development Authority, Student Services, Student Housing Project, RB Callable 07/01/24 @ 100
5.000%, 07/01/29	725	770
5.000%, 07/01/34	875	912

SEI Tax Exempt Trust / Annual Report / August 31, 2015	41

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lancaster County, Higher Education Authority, Franklin & Marshall College Project, RB Callable 04/15/16 @ 100
5.000%, 04/15/24	$1,025	$1,053
Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/21	2,510	2,670
Monroeville, Finance Authority, UPMC Project, RB
5.000%, 02/15/20	1,000	1,145
Montgomery County, Industrial Development Authority, RB Callable 01/01/25 @ 100
5.000%, 01/01/30	630	631
Moon Township, Industrial Development Authority, Baptist Homes Society Project, RB Callable 07/01/25 @ 100
5.625%, 07/01/30	1,810	1,796
Pennsylvania State, Economic Development Financing Authority, Albert Einstein Health Care Project, Ser A, RB Pre-Refunded @ 100
6.250%, 10/15/19 (B)	1,800	2,094
Pennsylvania State, Economic Development Financing Authority, PPL Energy Supply Project, RB
5.000%, 12/01/38 (A)	4,245	4,271
Pennsylvania State, Economic Development Financing Authority, Rapid Bridge Project, AMT, RB Callable 06/30/26 @ 100
5.000%, 12/31/34	4,110	4,386
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Project, RB Callable 07/01/17 @ 100
5.000%, 01/01/22	3,935	4,235
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Project, RB Callable 01/01/18 @ 100
5.000%, 07/01/21	2,960	3,231
Pennsylvania State, GO
5.000%, 07/01/20	1,500	1,725

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania State, GO, AGM
5.375%, 07/01/17	$4,200	$4,558
Pennsylvania State, Higher Educational Facilities Authority, Drexel University Project, Ser A, RB Callable 05/01/21 @ 100
5.250%, 05/01/24	2,680	3,078
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19 (C)	3,120	3,586
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, SAB
5.000%, 06/15/18	5,000	5,560
Pennsylvania State, Philadelphia School District, Ser E, GO
5.000%, 09/01/18	1,785	1,971
Pennsylvania State, Turnpike Commission, Ser A, RB
5.000%, 12/01/17	1,000	1,090
Pennsylvania State, Turnpike Commission, Sub-Ser A-1, RB Callable 12/01/24 @ 100
5.000%, 12/01/30	4,260	4,808
Pittsburgh, Water & Sewer Authority, First Lien, Ser A, RB, AGM Callable 09/01/23 @ 100
5.000%, 09/01/25	2,840	3,326
University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	2,000	2,283
5.000%, 09/15/28	2,610	2,913

		75,952

Puerto Rico — 0.1%
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.250%, 07/01/16 (B)	1,235	1,286

Rhode Island — 0.6%
Rhode Island State, Health & Educational Building Authority, Brown University Project, RB
5.000%, 09/01/22	5,000	5,999

42	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Tobacco Settlement Financing, Ser A, RB Callable 06/01/25 @ 100
5.000%, 06/01/35	$3,035	$3,238

		9,237

South Carolina — 0.6%
Charleston, Educational Excellence Finance, Charleston County School Project, Ser B, RB Callable 12/01/23 @ 100
5.000%, 12/01/27	2,500	2,929
Piedmont, Municipal Power Agency, Ser A, RB, NATL
6.500%, 01/01/16 (C)	1,820	1,858
South Carolina State, Public Service Authority, Ser C, RB Callable 12/01/24 @ 100
5.000%, 12/01/26	3,800	4,482

		9,269

Tennessee — 1.0%
Memphis, Electric Systems Revenue Authority, Sub-Ser, RB
5.000%, 12/01/17	1,730	1,894
Memphis-Shelby County, Airport Authority, Ser D, RB Callable 07/01/21 @ 100
5.000%, 07/01/24	1,890	2,151
Nashville & Davidson County, Metropolitan Government, GO
5.000%, 07/01/18	1,830	2,040
5.000%, 07/01/20	1,100	1,283
Nashville & Davidson County, Metropolitan Government, Ser A, GO
5.000%, 01/01/22	2,250	2,667
Nashville & Davidson County, Metropolitan Government, Ser A, RB Callable 05/15/23 @ 100
5.000%, 05/15/29	2,040	2,354
Tennessee State, Ser A, GO
4.000%, 08/01/17	1,645	1,752

		14,141

Texas — 11.9%
Aldine, Independent School District, School Building Project, GO Callable 02/15/18 @ 100
5.000%, 02/15/22	3,805	4,173

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Brownsville, Utilities System Revenue, Ser A, RB Callable 09/01/23 @ 100
5.000%, 09/01/24	$5,000	$5,909
Central Texas, Turnpike System, Sub-Ser C, RB Callable 08/15/24 @ 100
5.000%, 08/15/31	2,500	2,768
5.000%, 08/15/33	6,500	7,155
Clifton, Higher Education Finance, RB, PSF-GTD Callable 08/15/24 @ 100
5.000%, 08/15/27	1,050	1,230
Conroe, Independent School District, GO, PSF-GTD Callable 02/15/20 @ 100
5.000%, 02/15/26	2,085	2,384
Corpus Christi, Utility System Revenue, Refinance & Improvement Project, RB, AGM Callable 07/15/16 @ 100
4.500%, 07/15/23	135	140
Corpus Christi, Utility System Revenue, Refinance & Improvement Project, RB, AGM Pre-Refunded @ 100
4.500%, 07/15/16 (B)	1,865	1,933
Dallas, Convention Center Hotel Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	3,495	3,857
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser A, RB Callable 11/01/16 @ 100
5.000%, 11/01/23	300	316
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser G, RB Callable 11/01/23 @ 100
5.250%, 11/01/26	2,250	2,654
Dickinson, Independent School District, GO, PSF-GTD Callable 02/15/24 @ 100
5.000%, 02/15/31	2,445	2,820
El Paso, Water & Sewer Revenue, RB Callable 03/01/24 @ 100
5.000%, 03/01/27	1,975	2,322
Harris County, Houston Sports Authority, Ser A, RB Callable 11/15/24 @ 100
5.000%, 11/15/28	2,500	2,846

SEI Tax Exempt Trust / Annual Report / August 31, 2015	43

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

5.000%, 11/15/29	$2,325	$2,634
5.000%, 11/15/30	3,310	3,731
Harris County, Metropolitan Transit Authority, Ser A, RB Callable 11/01/21 @ 100
5.000%, 11/01/27	2,500	2,904
5.000%, 11/01/29	3,160	3,644
Houston, Hotel Occupancy Tax & Special Revenue Authority, Convention & Entertainment Project, Ser B, RB, AMBAC
5.210%, 09/01/15 (D)	5,500	5,500
Houston, Public Improvement Project, Ser A, GO Callable 03/01/18 @ 100
5.250%, 03/01/28	4,915	5,427
Houston, Utility System Revenue Authority, First Lien, Ser B, RB Callable 11/15/23 @ 100
5.000%, 11/15/28	2,610	3,051
Houston, Utility System Revenue Authority, First Lien, Ser D, RB Callable 11/15/21 @ 100
5.000%, 11/15/29	3,000	3,467
Lower Colorado River Authority, RB Callable 05/15/25 @ 100
5.000%, 05/15/31	1,000	1,129
Lower Colorado, River Authority, Transmission Services Project, RB
5.000%, 05/15/18	2,000	2,211
Lower Colorado, River Authority, Transmission Services Project, RB Callable 05/15/18 @ 100
5.000%, 05/15/21	2,000	2,213
New Hope, Cultural Education Facilities, Collegiate Housing Tarleton State, RB Callable 04/01/24 @ 100
5.000%, 04/01/29	500	529
North Central Texas, Health Facility Development Authority, Children’s Medical Center Dallas Project, RB
5.000%, 08/15/17	1,315	1,423
North East, Independent School District, School Building Project, Ser A, GO Pre-Refunded @ 100
5.000%, 08/01/17 (B)	5,000	5,412
North Texas, Municipal Water District, RB
5.000%, 09/01/22	5,000	5,992

Description	Face Amount ($ Thousands)	Value ($ Thousands)

North Texas, Thruway Authority, First Tier, Ser E3, RB Pre-Refunded @ 100
5.750%, 01/01/38 (A) (B)	$3,085	$3,139
North Texas, Tollway Authority, RB Callable 01/01/18 @ 100
6.000%, 01/01/24	30	33
North Texas, Tollway Authority, Ser A, RB Callable 01/01/25 @ 100
5.000%, 01/01/31	5,000	5,563
5.000%, 01/01/34	4,785	5,268
North Texas, Tollway Authority, Ser S, RB Pre-Refunded @ 100
6.000%, 01/01/18 (B)	215	241
San Antonio, Public Service Board, RB
5.250%, 02/01/24	6,000	7,366
Texas State, Airport System Revenue, AMT, RB
4.750%, 07/01/24	2,500	2,681
Texas State, College Student Loan Program, Ser B, AMT, GO
5.000%, 08/01/18	3,135	3,509
Texas State, College Student Loan Program, AMT, GO
5.500%, 08/01/19	2,500	2,892
Texas State, GO Callable 04/01/24 @ 100
5.000%, 10/01/27	4,285	5,090
5.000%, 04/01/29	3,000	3,515
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser D, RB
6.250%, 12/15/26	12,275	14,677
Texas State, Municipal Power Agency, RB, NATL
4.080%, 09/01/16 (C) (D)	25	25
Texas State, Private Activity Bond Surface Transportation Corp., Senior Lien, AMT, RB Callable 09/01/23 @ 100
7.000%, 12/31/38	2,500	3,101
Texas State, Private Activity Bond, Surface Transportation Corp., Senior Lien, Ser LBJ, RB Callable 06/30/20 @ 100
7.500%, 06/30/33	1,750	2,129

44	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas State, Private Activity Bond, Surface Transportation Corp., Senior Lien, Ser NTE, RB Callable 12/31/19 @ 100
7.500%, 12/31/31	$2,220	$2,651
Texas State, Transportation Commission Authority, First Tier, Ser A, RB Pre-Refunded @ 100
5.000%, 04/01/16 (B)	3,000	3,083
Texas State, Transportation Commission Authority, Mobility Fund, Ser A, GO Pre-Refunded @ 100
5.000%, 04/01/17 (B)	1,600	1,712
Texas State, Transportation Commission State, Highway Fund, RB
5.000%, 10/01/26	1,905	2,357
Texas State, Water System Revenue, Junior Lien, Ser A, RB Callable 11/15/23 @ 100
5.000%, 05/15/25	1,000	1,198
Trinity, River Authority LLC, RB
5.000%, 02/01/25	7,705	9,321
University of Houston, Ser A, RB
5.000%, 02/15/21	3,500	4,098
University of Texas, Ser B, RB Callable 07/01/24 @ 100
5.000%, 07/01/27	2,285	2,741
West Travis County, Public Utility Agency, RB Callable 08/15/21 @ 100
5.000%, 08/15/22	1,000	1,138

		177,302

Utah — 0.2%
Utah State, Intermountain Power Agency, Sub-Ser A, RB
5.000%, 07/01/16	2,680	2,785

Virginia — 0.7%
Chesterfield County, Economic Development Authority, Virginia Electric & Power Project, Ser A, RB Callable 05/01/19 @ 100
5.000%, 05/01/23	975	1,098
Fairfax County, Public Improvement Project, Ser A, GO
5.000%, 04/01/18	1,630	1,804
5.000%, 10/01/19	1,220	1,407

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Virginia State, College Building Authority, 21st Century College & Equipment Program, RB
5.000%, 02/01/17	$2,000	$2,127
Virginia State, College Building Authority, 21st Century College & Equipment Program, Ser A, RB Callable 02/01/21 @ 100
5.000%, 02/01/22	2,000	2,345
Virginia State, Ser B, GO Pre-Refunded @ 100
5.000%, 06/01/18 (B)	2,000	2,225

		11,006

Washington — 2.6%
King County, Sewer Revenue, Ser A, RB Callable 01/01/23 @ 100
5.000%, 01/01/29	4,200	4,824
Port of Seattle, Ser A, RB Callable 08/01/22 @ 100
5.000%, 08/01/28	2,500	2,875
Port of Seattle, Ser C, AMT, RB Callable 10/01/24 @ 100
5.000%, 04/01/32	1,500	1,648
Port of Seattle, AMT, GO Callable 06/01/21 @ 100
5.250%, 12/01/21	1,000	1,170
Seattle, Municipal Light & Power Revenue Authority, Improvement Project, Ser A, RB Callable 02/01/21 @ 100
5.000%, 02/01/22	2,685	3,140
Washington State, GO
5.000%, 07/01/23	5,000	6,024
Washington State, Housing Finance Commission, Ser A, RB Callable 07/01/25 @ 100
6.750%, 07/01/35	355	365
6.500%, 07/01/30	345	353
Washington State, Northwest Energy & Electric Authority, Columbia Generating Station, Ser A, RB
5.000%, 07/01/19	2,345	2,673
5.000%, 07/01/20	5,000	5,818
Washington State, Northwest Energy & Electric Authority, Project No. 1, Ser A, RB
5.000%, 07/01/17	2,500	2,700

SEI Tax Exempt Trust / Annual Report / August 31, 2015	45

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Concluded)

August 31, 2015

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Washington State, Ser 2015-A-1, GO Callable 08/01/24 @ 100
5.000%, 08/01/30	$2,540	$2,967
Washington State, Various Purposes, Ser R-C, GO
5.000%, 07/01/19	3,000	3,423

		37,980

West Virginia — 0.2%
West Virginia State, Water Development Authority, RB Callable 07/01/24 @ 100
5.000%, 07/01/29	2,610	3,034

Wisconsin — 0.5%
Wisconsin State, Health & Educational Facilities Authority, RB Callable 08/15/24 @ 100
5.000%, 08/15/34	1,155	1,269
Wisconsin State, Health & Educational Facilities Authority, Ser A, RB Callable 11/01/24 @ 100
5.000%, 12/01/29	1,650	1,882
Wisconsin State, Public Finance Authority, AFCO Investors II Portfolio Project, AMT, RB Callable 10/01/22 @ 100
5.000%, 10/01/23	1,200	1,193
Wisconsin State, Public Finance Authority, Airport Facilities Project, AMT, RB
5.000%, 07/01/22	1,490	1,577
Wisconsin State, Public Finance Authority, AMT, RB Callable 11/01/24 @ 100
5.250%, 04/01/30	2,095	2,149

		8,070

Total Municipal Bonds (Cost $1,405,235) ($ Thousands)		1,465,442

CASH EQUIVALENT — 0.5%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(F)	6,890,089	6,890

Total Cash Equivalent (Cost $6,890) ($ Thousands)		6,890

Total Investments — 99.2% (Cost $1,412,125) ($ Thousands)		$1,472,332

Percentages are based on Net Assets of $1,484,002 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2015.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Security is escrowed to maturity.

(D)	Zero coupon security. The rate shown on the Schedule of Investments represents the security’s effective yield at the time of purchase.

(E)	Securities are held in connection with a letter of credit issued by a major bank.

(F)	Rate shown is the 7-day effective yield as of August 31, 2015.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

GO — General Obligation

LLC — Limited Liability Company

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Texas Public School Fund Guarantee

RAN — Revenue Anticipation Note

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,465,442	$—	$1,465,442
Cash Equivalent	6,890	—	—	6,890

Total Investments in Securities	$6,890	$1,465,442	$—	$1,472,332

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Tax Exempt Trust / Annual Report / August 31, 2015

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 100.2%

Alabama — 1.1%
Alabama State, Special Care Facilities Financing Authority, Ser A1, RB
1.500%, 10/01/27 (A)	$4,365	$4,397
Alabama State, Special Care Facilities Financing Authority, Ser A2, RB
1.500%, 10/01/27 (A)	925	932
Chatom, Industrial Development Board Revenue Authority, Powersouth Energy Cooperative Project, Ser A, RB Callable 11/15/15 @ 100
0.500%, 11/15/38 (A)	2,000	2,000
Chatom, Industrial Development Board Revenue Authority, RB Callable 02/01/16 @ 100
0.600%, 08/01/37 (A)	6,000	6,001
Jefferson County, Ser C, GO Callable 12/03/18 @ 102
4.900%, 04/01/21	1,170	1,248
Mobile, Airport Authority, RB
5.500%, 10/01/15	430	431

		15,009

Arizona — 0.2%
Phoenix, Industrial Development Authority, AMT, RB
0.600%, 12/01/35 (A)	1,500	1,500
Scottsdale, Industrial Development Authority, Scottsdale Hospital Project, Ser F, RB, AGM
1.750%, 09/01/45 (A)	1,000	1,000

		2,500

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California — 3.2%
Bay Area, Toll Authority, Ser B, RB Callable 10/01/17 @ 100
1.500%, 04/01/47 (A)	$1,000	$1,009
California State, Communities Development Authority, Ser D, RB
0.570%, 07/01/41	5,425	5,425
California State, Communities Development Authority, Ser E, RB, AGM
0.500%, 07/01/40 (A)	2,000	2,000
California State, GO Callable 06/01/16 @ 100
4.000%, 12/01/26 (A)	5,225	5,366
California State, Municipal Finance Authority, Waste Management Inc Project, Ser A, RB
1.550%, 02/01/19	1,850	1,855
California State, Ser B, GO Callable 11/01/16 @ 100
0.770%, 05/01/17 (A)	1,700	1,709
Contra Costa, Transportation Authority, RB Callable 09/22/15 @ 100
0.502%, 03/01/34 (A)	1,000	1,000
Deutsche Bank SPEARs/LIFERs Trust, RB Callable 10/02/15 @ 100
0.270%, 10/15/38 (A)	14,995	14,995
Inland Valley, Development Agency, Ser C, TA Pre-Refunded @ 100
4.500%, 03/01/41 (A) (B)	1,000	1,022
Los Angeles, Redevelopment Authority, Various Redevelopment Project Areas, Ser D, RB
5.000%, 09/01/16	1,060	1,107
Los Angeles, Regional Airports Improvement Authority, LAX International Airport Project, RB
0.350%, 12/01/15 (A) (C)	2,500	2,500
San Jose, Airport Revenue Authority, Ser A, AMT, RB, AMBAC
5.000%, 03/01/16	2,450	2,506
South San Francisco, Unified School District, Ser D, GO
1.607%, 05/15/17 (D)	2,550	2,512
Tender Option Bond Trust Receipts, Ser 2015- ZF0164, AMT, RB
0.220%, 05/01/22 (A)	2,000	2,000

		45,006

SEI Tax Exempt Trust / Annual Report / August 31, 2015	47

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Colorado — 1.5%
Colorado State, Educational & Cultural Facilities Authority, Johnson & Wales University Project, Ser B, RB
5.000%, 04/01/16	$1,000	$1,026
Colorado State, Educational & Cultural Facilities Authority, RB
3.000%, 08/15/16	355	363
Colorado State, Educational & Cultural Facilities Authority, Ser 1557, RB, NATL
0.220%, 03/01/35 (A)	2,600	2,600
Colorado State, Health Facilities Authority, Ser C2, RB
4.000%, 10/01/40 (A)	2,400	2,418
Commerce City Colorado-Northern, Infrastructure General Improvement District, GO, AGM
4.000%, 12/01/16	600	625
Denver City & County, Welton Project, RB Callable 10/01/16 @ 100
0.650%, 04/01/17	2,000	1,997
E-470, Public Highway Authority, RB Callable 03/01/17 @ 100
1.200%, 09/01/39 (A)	2,000	2,000
E-470, Public Highway Authority, Ser B, RB, NATL
0.601%, 09/01/15 (D)	3,795	3,795
E-470, Public Highway Authority, Ser D1, RB, NATL
5.250%, 09/01/16	1,060	1,106
Regional Transportation District, Ser A, COP
5.000%, 06/01/16	3,500	3,624
3.000%, 06/01/16	1,600	1,632

		21,186

Connecticut — 1.8%
Bridgeport, Ser B, GO, AGM
4.000%, 10/01/16	1,390	1,441
Connecticut State, Economic Recovery Project, GO Callable 09/01/15 @ 100
0.100%, 07/01/16 (A)	11,100	11,100
Connecticut State, Health & Educational Facility Authority, RB
1.550%, 11/15/29 (A)	1,815	1,837

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Connecticut State, Health & Educational Facility Authority, Ser X2, RB
0.900%, 07/01/37 (A)	$5,000	$4,985
Connecticut State, Higher Education Supplement Loan Authority, AMT, RB
1.650%, 11/15/17	1,100	1,106
Connecticut State, Housing Finance Authority, Ser A, RB
1.250%, 05/15/16	1,000	1,006
Connecticut State, Ser A, GO
0.790%, 05/15/17 (A)	3,000	3,001

		24,476

Delaware — 0.1%
Delaware State, Health Facilities Authority, Beebe Medical Center Project, Ser A, RB
5.000%, 06/01/20	795	881
4.000%, 06/01/19	885	941

		1,822

District of Columbia — 1.3%
District of Columbia, Hospital Revenue Authority, RB, AGM
0.220%, 07/15/17 (A)	3,450	3,450
District of Columbia, Housing Finance Agency, Channing Phillips Project, RB Callable 03/01/16 @ 100
0.550%, 09/01/17 (A)	2,000	2,002
District of Columbia, Income Tax Revenue Authority, Ser B, RB Callable 10/02/15 @ 100
0.620%, 12/01/15 (A)	2,860	2,860
District of Columbia, RB Callable 09/01/15 @ 100
0.240%, 10/01/37 (A) (C)	6,300	6,300
0.240%, 11/01/42 (A) (C)	4,000	4,000

		18,612

Florida — 5.5%
Atlantic Beach, Fleet Landing Project, Ser A, RB
3.000%, 11/15/15	350	351
Central Florida, Expressway Authority, Senior Lien, BAN Callable 01/01/18 @ 100
1.625%, 01/01/19	24,000	24,115
Davie, Educational Facilities Authority, Nova Southeastern University Project, Ser B, RB
4.000%, 04/01/16	775	792

48	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Escambia County, Solid Waste Gulf Power Company Project, RB
1.400%, 04/01/39 (A)	$5,000	$5,031
Florida State, Municipal Loan Council, Design Building Finance Project, RB
1.750%, 08/15/16	9,820	9,910
Florida State, Municipal Loan Council, RB
4.000%, 05/01/17	1,000	1,051
Hillsborough County, Aviation Authority PUTTERs, Ser 3021, AMT, RB, AGM
0.270%, 10/01/30 (A)	1,400	1,400
Hillsborough County, Industrial Development Authority, General Hospital Project, RB
4.000%, 10/01/15	745	747
Hillsborough County, Industrial Development Authority, Lee Moffitt Cancer Center Project, Ser A, RB
5.000%, 07/01/16	1,630	1,688
Jacksonville, Sales Tax Revenue Authority, RB
5.000%, 10/01/16	435	457
Johns County, School Board, COP
5.000%, 07/01/18	3,000	3,334
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 3492Z, AMT, RB, AGM Callable 10/01/18 @ 100
0.220%, 10/01/32 (A)	7,205	7,205
Lake County, School Board, Ser B, COP, AMBAC Callable 06/01/16 @ 100
5.000%, 06/01/19	3,000	3,094
Martin County, Health Facilities Authority, Martin Memorial Medical Center Project, RB
2.100%, 11/15/16	1,240	1,251
Miami-Dade County, Public Improvement Project, RB, AGM
4.000%, 10/01/15	3,390	3,401
Miami-Dade County, School Board, Ser A, COP Callable 05/01/16 @ 100
5.000%, 08/01/21 (A)	3,500	3,594
Okeechobee County, Waste Disposal Authority, Waste Management Landfil Project, RB
2.250%, 07/01/39 (A)	3,750	3,808

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Sunrise, Public Facilities Revenue, Ser B, RB, NATL
0.870%, 10/01/16 (D) (E)	$4,040	$4,023
Tampa, Sports Authority, Tampa Bay Arena Project, RB, NATL
5.750%, 10/01/15	285	286

		75,538

Georgia — 3.6%
Appling County, Development Authority, Georgia Power PLT Hatch Project, RB Callable 09/01/15 @ 100
0.250%, 09/01/29 (A)	1,700	1,700
Atlanta, Development Authority, Piedmont/ Ellis LLC Project, RB
5.000%, 09/01/15 (E)	1,280	1,280
Bartow County, Development Authority, Bowen Power Plant Project, RB
2.375%, 09/01/29 (A)	7,700	7,909
Coweta County, Development Authority, RB Callable 09/01/15 @ 100
0.250%, 06/01/32 (A)	7,125	7,125
Floyd County, Development Authority, Georgia Power Company Project, RB
0.850%, 07/01/22 (A)	6,475	6,480
Fulton County, Development Authority, Robert Woodruff Project, Ser B, RB
5.000%, 03/15/16	13,410	13,748
Georgia State, Ser G, GO Callable 12/01/15 @ 100
0.420%, 12/01/26 (A)	3,000	2,989
Monroe County, Development Authority, Georgia Power Project, RB Callable 09/01/15 @ 100
0.250%, 11/01/48 (A)	1,300	1,300
Monroe County, Development Authority, Gulf Power Project, RB
1.700%, 06/01/49 (A)	2,500	2,534
Union City, Housing Authority, Providence Parkway Village Apartments, RB Callable 09/22/15 @ 100
0.500%, 05/01/17 (A)	4,500	4,501

		49,566

SEI Tax Exempt Trust / Annual Report / August 31, 2015	49

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Idaho — 0.2%
Idaho, Housing & Finance Association, Ser A, RB Callable 09/02/15 @ 100
0.270%, 01/01/38 (A) (C)	$2,700	$2,700

Illinois — 7.4%
Chicago O’Hare International Airport, Ser E, AMT, RB
5.000%, 01/01/16	2,000	2,031
Chicago Park District, GO
4.000%, 01/01/17	1,250	1,294
4.000%, 01/01/18	1,000	1,052
Chicago Park District, Ser B, GO
4.000%, 01/01/17	1,120	1,160
4.000%, 01/01/18	1,330	1,400
Chicago Park District, Ser C, GO
4.000%, 01/01/18	1,500	1,579
Chicago Park District, Ser D, GO
4.000%, 01/01/16	1,000	1,010
Chicago Transit Authority, Ser 2015-XM0053, RB
0.270%, 06/01/22 (A)	20,000	20,000
Chicago, Board of Education, Ser A, GO Callable 09/01/16 @ 100
4.020%, 03/01/32 (A)	5,200	5,145
Chicago, Board of Education, Ser A2, GO Callable 12/01/16 @ 100
0.770%, 03/01/35 (A)	3,000	2,799
Chicago, Board of Education, Ser C1, GO Callable 10/02/15 @ 100
0.970%, 03/01/32 (A)	1,845	1,813
Chicago, Motor Fuel Tax Revenue, RB
5.000%, 01/01/16	750	757
Chicago, Neighborhoods Project, Ser 2002B, GO
5.000%, 01/01/20	1,800	1,793
Chicago, Park District, Ser D, GO, NATL Callable 01/01/16 @ 100
5.000%, 01/01/17	425	431
Chicago, Ser A, GO, AGM Callable 10/02/15 @ 100
5.000%, 01/01/17	4,125	4,141
Chicago, Transit Authority, Ser A, RB, AMBAC
5.250%, 06/01/16	4,330	4,460
Chicago, Wastewater Transmission Revenue, RB
5.000%, 01/01/16	500	505
5.000%, 01/01/19	825	881

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Chicago, Waterworks Revenue, RB
5.000%, 11/01/16	$570	$593
4.000%, 11/01/16	730	748
Cook County, Community High School District No. 228 Bremen, Ser B, GO
5.000%, 12/01/16	1,500	1,581
Cook County, High School District No. 209 Proviso Township, GO, AGM
5.000%, 12/01/15	1,500	1,515
Cook County, Ser A, GO
5.000%, 11/15/16	1,755	1,827
Cook County, Township High School District No. 201 J Sterling Morton, Ser C, GO, AGM
3.887%, 12/01/17 (D)	3,250	3,120
3.327%, 12/01/15 (D)	495	494
Illinois State, Finance Authority, RB
4.750%, 11/01/36 (A)	500	520
Illinois State, Finance Authority, Ser A, RB, AMBAC Callable 06/01/16 @ 100
4.300%, 06/01/35 (A)	750	772
Illinois State, GO
5.000%, 08/01/17	2,280	2,408
4.000%, 02/01/17	1,750	1,808
4.000%, 07/01/18	1,000	1,040
3.000%, 02/01/17	5,000	5,096
Illinois State, GO, AGM Callable 10/02/15 @ 100
5.000%, 09/01/17	2,000	2,007
Joliet, Ser A, GO
3.000%, 12/15/17	750	776
2.000%, 12/15/16	805	815
Kane County, School District No. 129 West Aurora, GO, AGM
5.000%, 02/01/16	3,775	3,844
5.000%, 02/01/17	5,105	5,395
5.000%, 02/01/18	4,840	5,262
McHenry & Lake Counties, Community High School District No. 156, Ser A, GO
2.000%, 02/01/16	2,655	2,672
Romeoville Village, GO, AGM Callable 10/02/15 @ 100
4.000%, 12/30/15	255	256
Schaumburg, Park District, Ser A, GO
4.000%, 12/01/16	3,235	3,371

50	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

University of Illinois, Ser B, COP, AGM
5.000%, 10/01/16	$1,350	$1,414
Village of Bedford Park, Valorem Property Tax, Ser A, GO, AGM
3.000%, 12/15/16	1,410	1,450
Village of Bolingbrook, GO, AGM
3.000%, 01/01/17	850	872
Woodford Mclean Counties, Community Unit School Dist No. 11, GO, AGM
2.500%, 12/01/16	500	508

		102,415

Indiana — 1.6%
Eclipse Funding Trust, Solar Eclipse — IPS Multi-School Building Project, Ser 2007- 0026, RB Callable 01/15/17 @ 100
0.090%, 07/15/24 (A) (C)	4,000	4,000
Hammond, Local Public Improvement Bond Bank, Ser 2015B, RB Callable 09/22/15 @ 100
3.250%, 05/01/16	7,750	7,751
Indiana State, Finance Authority, RB
2.000%, 03/01/16	560	564
Indiana State, Finance Authority, Ser C, RB
4.900%, 01/01/16	3,000	3,044
Indiana State, Health Facility Financing Authority, RB Pre-Refunded @ 100
1.500%, 10/01/27 (A) (B)	440	444
Indiana State, Health Facility Financing Authority, RB
1.500%, 10/01/27 (A)	4,295	4,328
Indianapolis, Thermal Energy System Revenue, RB, AGM
5.000%, 10/01/15	1,000	1,004
Jasper, Hospital Authority, Memorial Hospital & Health Care Center Project, RB
4.000%, 11/01/16	750	775
4.000%, 11/01/17	365	384

		22,294

Iowa — 0.7%
Randall, Bethany Manor Project, BAN Callable 02/01/16 @ 100
1.250%, 08/01/16	9,500	9,509

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kansas — 0.3%
Olath, Health Facilities Revenue Authority, Ser B, RB Callable 03/01/16 @ 100
2.000%, 09/01/37 (A)	$4,000	$4,024

Kentucky — 3.2%
Ashland, King’s Daughter Medical Center Project, Ser B, RB
5.000%, 02/01/17	1,060	1,111
Kentucky State, Asset Liability Commission, Ser A, RB, NATL
0.601%, 11/01/17 (A)	1,000	995
Kentucky State, Multi-Family Housing Centre Meadows Apartments Project, RB Callable 09/22/15 @ 100
0.700%, 03/01/17	3,000	3,001
Kentucky State, Public Transportation Infrastructure Authority, Downtown Crossing Project, BAN
3.000%, 07/01/17	1,750	1,820
Louisville/Jefferson County, Metropolitan Government, Gas & Electric Company Project, RB
1.150%, 06/01/33 (A)	3,750	3,756
Louisville/Jefferson County, Metropolitan Government, Gas & Electric Company Project, Ser A, RB
1.650%, 10/01/33 (A)	3,500	3,542
Pikeville, Educational Facilities Revenue Board, BAN Callable 02/01/17 @ 100
3.000%, 08/01/17	4,000	4,074
Trimble, Pollution Control, Louisville Gas and Electric Project, Ser A, RB
1.050%, 09/01/26 (A)	10,750	10,729
Trimble, Pollution Control, Louisville Gas and Electric Project, AMT, RB
1.350%, 11/01/27 (A)	15,000	14,957

		43,985

Louisiana — 0.9%
East Baton Rouge Parish, Industrial Development Board, AMT, RB Callable 09/01/15 @ 100
0.250%, 06/01/29 (A) (C)	5,200	5,200

SEI Tax Exempt Trust / Annual Report / August 31, 2015	51

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Louisiana State, Offshore Terminal Authority, Loop LLC Project, Ser B1, RB
2.200%, 10/01/40 (A)	$4,000	$4,065
Shreveport, Water & Sewer Revenue Authority, Ser A, RB, BAM
3.000%, 12/01/16	3,490	3,591

		12,856

Maryland — 0.1%
Maryland State, Housing & Community Development Administration, Ser B, RB
0.970%, 03/01/36 (A)	1,200	1,200

Massachusetts — 2.2%
Brockton Area, Transit Authority, RAN
1.000%, 08/05/16	2,750	2,760
Cape Cod, Regional Transit Authority, RAN
1.000%, 07/30/16	5,000	5,018
Massachusetts State, Health & Educational Facilities Authority, Lahey Clinic Medical Center Project, Ser C, RB, NATL Callable 10/02/15 @ 100
5.000%, 08/15/17	1,535	1,541
Massachusetts State, Health & Educational Facilities Authority, Partners Health Care Project, Ser G2, RB, AGM
0.500%, 07/01/42 (A)	4,000	4,000
Massachusetts State, Housing Finance Agency, RB Callable 09/22/15 @ 100
1.150%, 12/01/16	1,600	1,598
Massachusetts State, Housing Finance Agency, Ser A, RB Callable 09/22/15 @ 100
0.650%, 12/01/16	2,200	2,200
Massachusetts State, Housing Finance Agency, Ser E, RB Callable 09/22/15 @ 100
0.950%, 06/01/16	1,450	1,451
Massachusetts State, Ser A, GO Callable 09/22/15 @ 100
0.500%, 02/01/16 (A)	2,000	2,002

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Ser D-1, GO Callable 02/01/16 @ 100
0.220%, 08/01/43 (A)	$3,000	$2,999
Massachusetts State, Ser D2, GO Callable 02/01/17 @ 100
0.320%, 08/01/43 (A)	2,500	2,483
Southeastern Regional Transit Authority, RB
1.000%, 08/26/16	4,000	4,011

		30,063

Michigan — 2.7%
Chelsea, School District, GO
4.000%, 05/01/17	1,425	1,498
East Lansing, School District, GO
5.000%, 05/01/17	650	694
5.000%, 05/01/18	400	439
Forest Hills, Public Schools, GO
5.000%, 05/01/18	2,000	2,196
5.000%, 05/01/19	1,425	1,604
4.000%, 05/01/16	2,600	2,659
4.000%, 05/01/17	2,150	2,261
Howell, Public Schools, GO
4.000%, 05/01/16	1,120	1,145
L’Anse Creuse, Public Schools, GO
5.000%, 05/01/18	725	796
Livonia, Public School District, GO, BAM
5.000%, 05/01/18	850	938
4.000%, 05/01/16	500	511
4.000%, 05/01/17	955	1,002
Michigan State, Building Authority, Facilities Program, Ser II, RB, AMBAC Callable 10/15/15 @ 100
5.000%, 10/15/17	6,550	6,589
Michigan State, Finance Authority, Local Government Loan Program, Ser D1, RB, AGM
5.000%, 07/01/18	2,275	2,494
Michigan State, Finance Authority, Senior Lien, Ser C6, RB
5.000%, 07/01/16	2,500	2,583
Michigan State, Hospital Finance Authority, RB
4.000%, 11/01/27 (A)	1,960	2,012
Southgate Community, School District, GO, BAM
5.000%, 05/01/17	1,000	1,068
University of Michigan, Ser F, RB Callable 10/02/15 @ 100
0.420%, 04/01/43 (A)	5,000	5,002

52	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

West Bloomfield, School District, GO
4.000%, 05/01/18	$1,725	$1,850

		37,341

Minnesota — 0.7%
Minneapolis & St Paul, Metropolitan Airports Commission, Ser A, RB
1.849%, 01/01/17	1,000	1,006
Minnesota State, Housing Finance Agency, Cathedral Hill Project, Ser A, RB Callable 08/01/16 @ 100
0.800%, 02/01/17	2,500	2,502
Minnesota State. Higher Education Facilities Authority, St. Olaf College Project, RB
3.000%, 12/01/16	1,035	1,066
Northeast Metropolitan, Intermediate School District No. 916, Ser A, COP
2.000%, 02/01/16	610	614
Oakdale, Ser A, GO Callable 10/02/15 @ 100
1.100%, 02/15/17	1,770	1,770
Pipestone County, Medical Center Revenue Authority, BAN Callable 11/01/16 @ 100
0.850%, 05/01/17	3,000	3,001

		9,959

Mississippi — 2.0%
Mississippi State, Business Finance, Power Project, RB
1.625%, 12/01/40 (A)	2,000	2,011
Mississippi State, Business Finance, Waste Management Incorporated Project, RB
1.000%, 07/01/17	5,885	5,887
Mississippi State, Hospital Equipment & Facilities Authority, Baptist Health System Project, Ser A, RB
5.000%, 08/15/16	2,000	2,075
Perry County, Pollution Control Project, RB Callable 09/01/15 @ 100
0.230%, 02/01/22 (A) (C)	17,500	17,500

		27,473

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Missouri — 0.5%
Missouri State, Health & Educational Facilities Authority, RB
3.000%, 10/01/16	$315	$323
Northwest Missouri State University, Housing System Project, RB
1.250%, 06/01/16	1,425	1,431
Springfield, Public Utility Revenue, RB
5.000%, 08/01/16	5,000	5,221

		6,975

Montana — 0.4%
Livingston, Livingston Healthcare Project, RAN Callable 10/02/15 @ 100
2.000%, 12/01/15	6,000	6,001

Nebraska — 0.0%
Nebraska State, Public Power District, RB
4.000%, 01/01/18	575	617

Nevada — 0.3%
Clark County, Airport Revenue Authority, RB
0.220%, 01/01/36 (A)	2,890	2,890
Clark County, Department of Aviation, Ser A1, AMT, RB
5.000%, 07/01/16	1,800	1,868

		4,758

New Jersey — 15.5%
Camden County, Improvement Authority, Cooper Health System Project, RB
5.000%, 02/15/17	1,000	1,052
Ewing Township, BAN
1.000%, 07/15/16	12,435	12,459
Freehold, Ser A, GO
0.900%, 12/04/15	8,925	8,933
Hudson County, GO
4.000%, 07/15/16	1,145	1,181
Jersey City, GO
1.000%, 12/11/15	7,161	7,171
Kearny, BAN
1.000%, 02/05/16	11,563	11,585
Lyndhurst Township, BAN
1.000%, 02/11/16	3,181	3,187
Millstone, BAN
0.900%, 02/18/16	7,947	7,961

SEI Tax Exempt Trust / Annual Report / August 31, 2015	53

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Moonachie, GO
1.250%, 10/21/15	$2,000	$2,002
Mount Holly Township, School District, Ser A, GO
1.000%, 07/27/16	3,000	3,009
New Jersey State, Building Authority, BAN Callable 09/28/15 @ 100
3.000%, 06/15/16	7,000	7,016
New Jersey State, Economic Development Authority, RB
5.000%, 06/15/16	1,750	1,799
New Jersey State, Economic Development Authority, RB Callable 08/01/16 @ 100
0.750%, 02/01/17 (A)	2,000	1,975
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser E, RB Pre-Refunded @ 100
1.720%, 02/01/16 (A) (B)	2,755	2,755
New Jersey State, Economic Development Authority, Ser KK, RB
5.000%, 03/01/16 (E)	420	430
New Jersey State, Educational Facilities Authority, RB
5.000%, 06/01/16	2,350	2,418
New Jersey State, Health Care Facilities Financing Authority, Hackensack University Medical Center Project, RB
4.000%, 01/01/16	2,000	2,022
New Jersey State, Higher Education Student Assistance Authority, Ser 1A, AMT, RB
5.000%, 12/01/16	2,050	2,155
New Jersey State, Higher Education Student Assistance Authority, AMT, RB, AGM
0.320%, 06/01/16 (A)	1,320	1,320
New Jersey State, Housing & Mortgage Finance Agency, Downtown Plaza Apartments Project, Ser M, RB Callable 05/01/16 @ 100
0.650%, 08/01/17 (A)	3,950	3,950
New Jersey State, Housing & Mortgage Finance Agency, Heritage Village Ocean Project, Ser G, RB Callable 05/01/16 @ 100
0.700%, 05/01/17 (A)	1,500	1,501

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Housing & Mortgage Finance Agency, NCC Manor Project, Ser K, RB Callable 08/01/17 @ 100
1.050%, 02/01/18 (A)	$3,000	$3,008
New Jersey State, Housing & Mortgage Finance Agency, Ser B, RB
0.850%, 05/01/17	5,000	4,998
New Jersey State, Tobacco Settlement Financing Authority, Ser 2959, RB Callable 06/01/17 @ 100
0.670%, 06/01/29 (A)	10,600	10,600
New Jersey State, Transit Authority, Ser A, COP, AMBAC
5.500%, 09/15/15 (E)	1,875	1,879
New Jersey State, Transportation Trust Fund Authority, RB, XLCA
5.000%, 12/15/17	1,200	1,275
New Jersey State, Transportation Trust Fund Authority, Ser B, RB, AMBAC
5.250%, 12/15/15	21,440	21,719
New Jersey State, Turnpike Authority, Ser C, RB, NATL
6.500%, 01/01/16 (E)	530	541
New Jersey State, Turnpike Authority, Ser E, RB Callable 07/01/16 @ 100
0.640%, 01/01/23 (A)	3,000	2,999
Newark, Housing Authority, RB, AGM
4.500%, 12/01/18	410	447
Newark, Ser A, GO Callable 12/01/15 @ 100
1.750%, 02/19/16	4,000	4,004
Newark, Ser D, GO
1.750%, 12/08/15	2,500	2,506
Newark, Ser F, GO
1.750%, 12/08/15	2,583	2,589
Ocean Township, Board of Education, GO
2.000%, 03/01/17	294	300
Palmyra, Ser B, BAN
1.000%, 09/08/15	1,545	1,545
Palmyra, Ser C, GO
0.900%, 12/07/15	1,552	1,555
Pemberton, Ser A, GO
0.900%, 01/20/16	4,500	4,507
Plainfield, BAN
1.000%, 09/03/15	16,527	16,527

54	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

RIB Floater Trust, Ser 14WE, RB
0.150%, 07/03/17 (A) (C)	$8,000	$8,000
Roselle, GO
1.500%, 05/03/16	8,117	8,162
1.000%, 03/09/16	9,306	9,332
South Orange Village Township, BAN
2.000%, 08/26/16	3,530	3,573
Sussex County, Municipal Utilities Authority, RB
2.000%, 12/01/16	1,920	1,953
Trenton, GO, BAM
2.000%, 12/01/16	1,000	1,012
West Deptford Township, GO
1.000%, 04/15/16	3,422	3,430
Winslow Township, BAN
1.000%, 10/15/15	9,299	9,302
Wood-Ridge, BAN
1.000%, 11/13/15	2,600	2,604

		214,248

New Mexico — 0.4%
New Mexico State, Municipal Energy Acquisition Authority, Ser B, RB
0.652%, 08/01/17 (A)	5,000	5,020

New York — 11.1%
Binghamton, City School District, Ser A, BAN
1.000%, 07/29/16	4,000	4,009
Chautauqua County, Capital Resource, Jamestown Center Project, RB
1.000%, 11/01/31 (A)	2,500	2,504
0.900%, 11/01/31 (A)	2,500	2,506
Dunkirk, BAN Callable 10/02/15 @ 100
0.750%, 03/24/16	13,150	13,151
Fulton City, School District, BAN
1.000%, 06/30/16	8,450	8,478
1.000%, 07/15/16	4,250	4,263
Kingston, BAN
1.250%, 03/24/16	1,645	1,652
Long Beach, Ser A, GO
1.500%, 09/18/15	2,075	2,076
Long Beach, Ser B, RAN
1.500%, 09/18/15	1,740	1,740
Long Island, Power Authority, Ser E, RB, NATL Callable 12/01/16 @ 100
5.000%, 12/01/17	2,780	2,934
Metropolitan New York, Transportation Authority, RB Callable 10/02/15 @ 100
0.662%, 11/01/32 (A)	1,000	1,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Metropolitan New York, Transportation Authority, Ser A, RB Callable 11/15/15 @ 100
0.290%, 11/15/41 (A)	$2,000	$1,998
Metropolitan New York, Transportation Authority, Ser D2, RB Callable 08/15/19 @ 100
4.000%, 11/15/34 (A)	3,000	3,277
Mount Vernon City, School District, GO
1.000%, 08/19/16	4,600	4,610
Nassau County, General Improvements Project, Ser H, GO
4.000%, 10/01/15	500	502
Nassau County, Ser A, RAN
2.000%, 03/15/16	21,055	21,237
New York City, Housing Development Authority, Ser B1B, RB Callable 10/02/15 @ 100
1.100%, 11/01/16	3,655	3,657
New York City, Housing Development Authority, Ser D2A, RB
1.150%, 11/01/15	1,205	1,206
New York City, Housing Development Authority, Ser F, RB, GNMA-FNMA-FHLMC Callable 10/02/15 @ 100
0.950%, 05/01/16	3,535	3,536
New York City, Ser C4, GO, AGM
0.570%, 10/01/27 (A)	350	350
New York City, Ser J, GO, AGM
0.570%, 06/01/36 (A)	2,425	2,425
New York City, Ser J8, GO Callable 10/02/15 @ 100
0.400%, 08/01/21 (A)	4,050	4,051
New York City, Transitional Finance Authority Future Tax Secured Revenue, Ser A3, RB Callable 09/01/15 @ 100
0.200%, 08/01/23 (A)	10,000	10,000
New York State, Energy Research & Development Authority, Keyspan Generation Project, Ser A, RB, AMBAC
1.000%, 10/01/28 (A)	825	825
New York State, Housing Finance Agency, Affordable Housing Project, Ser E, RB
1.050%, 05/01/16	1,000	1,005

SEI Tax Exempt Trust / Annual Report / August 31, 2015	55

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Newburgh, BAN
1.000%, 07/22/16	$2,900	$2,907
Owego Apalachin, Central School District, BAN
1.000%, 06/20/16	9,400	9,427
Plattsburgh, GO
1.000%, 11/19/15	6,225	6,232
Rockland County, Ser A, GO, AGM
5.000%, 03/01/16	2,000	2,046
5.000%, 03/01/17	1,375	1,462
Schenectady City, School District, BAN
2.000%, 07/08/16	20,000	20,283
Suffolk County, Judicial Facilities Agency, Dennison Building Project, RB
5.000%, 11/01/15	1,285	1,294
Suffolk County, Public Improvements Project, Ser B, GO
2.000%, 10/01/15	5,115	5,122
Village of Geneseo, BAN
2.000%, 08/12/16	1,183	1,194

		152,959

North Carolina — 0.5%
New Hanover, New Hanover Regional Medical Center Project, RB
4.000%, 10/01/15	1,370	1,374
North Carolina State, Medical Care Commission, Ser 3150, RB Callable 06/01/20 @ 100
0.340%, 06/01/29 (A)	6,300	6,300

		7,674

Ohio — 4.3%
American Municipal Power, BAN
1.000%, 10/22/15	7,531	7,535
American Municipal Power, Electrical Systems Improvement Bowling Green Project, BAN
1.000%, 11/18/15	2,435	2,436
American Municipal Power, Electrical Systems Improvement Newton Fall Project, BAN
1.100%, 06/24/16	1,795	1,796
Cleveland, Department of Public Utilities Division of Water, Ser Z, RB
3.000%, 01/01/17	6,000	6,166

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Deutsche Bank SPEARs/LIFERs Trust, Ser 619, RB
0.320%, 06/01/24 (A)	$20,340	$20,340
Hamilton County, Childrens Hospital Project, RB
5.000%, 05/15/18	450	497
4.000%, 05/15/17	785	829
Lancaster, Port Authority, RB
0.682%, 08/01/18 (A)	1,335	1,329
0.532%, 02/01/17 (A)	3,000	2,996
Lorain County, Port Authority, Kendal at Oberlin Project, RB
3.000%, 11/15/16	625	639
3.000%, 11/15/17	555	573
2.000%, 11/15/15	500	501
Newark, GO
1.500%, 05/20/16	2,000	2,010
Ohio State, Air Quality Development Authority, Ser 2005, RB
3.125%, 01/01/34 (A)	4,000	4,027
Ohio State, Higher Educational Facility Commission, John Carroll University Project, RB Callable 09/01/18 @ 100
2.250%, 09/01/33 (A)	1,250	1,273
Ohio State, Higher Educational Facility Commission, University Hospital Project, RB Callable 09/01/15 @ 100
0.340%, 01/15/33 (A)	2,500	2,500
Ohio State, Housing Finance Agency, Ser A, RB Callable 07/01/16 @ 100
0.750%, 01/01/17	1,200	1,201
Ohio State, Water Development Authority, Waste Management Project, RB
2.250%, 07/01/21 (A)	3,450	3,504

		60,152

Oklahoma — 0.4%
Canadian County, Educational Facilities Authority, Mustang Public Schools Project, RB
3.500%, 09/01/17	1,065	1,115
Cleveland County, Justice Authority, Detention Facility Project, RB
3.000%, 03/01/17	900	929

56	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Cushing, Educational Facilities Authority, Cushing Public Schools Project, RB
3.000%, 09/01/16	$1,000	$1,026
Muskogee, Industrial Trust, Muskogee Public Schools Project, RB
3.000%, 09/01/15	1,030	1,030
Tulsa Airports, Improvement Trust, Ser B, AMT, RB, BAM
4.000%, 06/01/17	1,090	1,139
3.000%, 06/01/16	700	711

		5,950

Pennsylvania — 5.4%
Bermudian Springs, School District, GO Callable 11/02/15 @ 100
0.832%, 05/01/23 (A)	2,200	2,200
Bucks County, Hospital Authority, St. Mary Catholic Health Project, Ser B, RB Callable 09/01/15 @ 100
0.070%, 03/01/32 (A)	900	900
Butler County, Hospital Authority, RB Callable 10/01/15 @ 100
0.220%, 10/01/42 (A) (C)	5,500	5,500
Chester County, Industrial Development Authority, University Student Housing Project, RB Callable 08/01/16 @ 100
0.650%, 02/01/17	2,000	2,001
Clarion County, Industrial Development Authority, BAN Callable 11/01/15 @ 100
1.050%, 05/01/16	1,000	1,001
Cumberland County, Municipal Authority, RB
4.000%, 01/01/18	500	525
4.000%, 01/01/19	535	568
3.000%, 01/01/17	400	409
Hempfield Area, School District, GO
4.000%, 10/15/17	900	958
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 3779Z, RB
0.220%, 11/01/17 (A)	3,500	3,500
Lancaster, Industrial Development Authority, Garden Spot Village Project, RB
5.000%, 05/01/16	300	307

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Luzerne County, Ser B, GO
5.000%, 05/15/16	$2,870	$2,952
2.000%, 11/15/15	1,375	1,378
Penn Hills, School District, GO, BAM
3.000%, 10/01/16	1,145	1,164
3.000%, 10/01/17	1,000	1,025
Pennsylvania State, Department of General Services, COP, AGM
4.000%, 05/01/16	1,000	1,023
3.000%, 11/01/15	1,680	1,687
Pennsylvania State, Economic Development Financing Authority, PPL Energy Supply, RB
3.000%, 12/01/38 (A)	7,500	7,500
Pennsylvania State, Economic Development Financing Authority, AMT, RB
0.530%, 06/01/44 (A)	3,000	3,000
Pennsylvania State, Economic Development Financing Authority, Solid Waste Disposal Management Project, Ser A, RB
1.500%, 11/01/21 (A)	3,000	3,005
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Revenue Project, RB Callable 07/01/16 @ 100
5.000%, 07/01/22	5,000	5,194
Pennsylvania State, Economic Development Financing Authority, Waste Management Project, RB
1.750%, 12/01/33 (A)	3,000	3,008
Pennsylvania State, Higher Educational Facilities Authority, AICUP Financing Program Mount Aloyius Project, RB
0.850%, 11/01/41 (A)	1,140	1,142
Pennsylvania State, Public School Building Authority, Philadelphia School District Project, RB
5.000%, 04/01/16	2,000	2,055
5.000%, 04/01/17	1,500	1,596
Pennsylvania State, Turnpike Commission, Ser B1, RB Callable 06/01/17 @ 100
0.470%, 12/01/17 (A)	4,000	3,980

SEI Tax Exempt Trust / Annual Report / August 31, 2015	57

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Philadelphia Gas Works, RB
4.000%, 08/01/17	$2,000	$2,117
Philadelphia, School District, Ser C, GO
5.000%, 09/01/15	2,300	2,300
Southcentral, General Authority, Hanover Hospital Project, RB
4.000%, 12/01/15	1,160	1,168
Tender Option Bond Trust Receipts, Ser 2015-XF0123, RB, AGM
0.220%, 12/01/19 (A)	5,335	5,335
Upper Darby School District, GO
2.000%, 05/01/16	500	505
Upper Darby, GO, AGM Callable 04/01/16 @ 100
2.250%, 10/01/17	310	312
Wilkes-Barre, GO, BAM
1.125%, 11/15/16	2,885	2,897
York County, GO Callable 12/01/16 @ 100
0.434%, 06/01/33 (A)	1,945	1,941

		74,153

Puerto Rico — 2.8%
Deutsche Bank SPEARs/LIFERs Trust, RB, AMBAC Callable 09/01/15 @ 100
0.550%, 08/01/54 (A)	12,585	12,585
Deutsche Bank SPEARs/LIFERs Trust, RB, NATL
0.550%, 08/01/41 (A)	10,335	10,335
0.550%, 08/01/42 (A)	9,615	9,615
Puerto Rico Commonwealth, Highways & Transportation Authority, Ser Z, RB, AGM
6.250%, 07/01/16	975	998
Puerto Rico Commonwealth, Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Bristol-Myers Squibb Project, AMT, RB Callable 09/01/15 @ 100
0.520%, 12/01/30 (A)	4,800	4,800

		38,333

Rhode Island — 1.1%
Providence, Redevelopment Agency, Public Safety Building Project, Ser A, RB
2.000%, 04/01/16	2,360	2,376
Rhode Island Housing & Mortgage Finance, RB Callable 04/01/18 @ 100
0.720%, 10/01/45 (A)	2,000	1,998

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Rhode Island State, Health & Educational Building Authority, RB
4.000%, 05/15/16	$1,000	$1,022
4.000%, 05/15/17	1,650	1,728
4.000%, 11/01/17	500	532
2.000%, 11/01/16	1,000	1,016
Rhode Island State, Health & Educational Building Authority, RB, AGM
3.000%, 05/15/18	4,000	4,183
Rhode Island State, Student Loan Authority, Ser A, AMT, RB
5.000%, 12/01/16	900	949
Tobacco Settlement Financing, Ser A, RB
3.000%, 06/01/16	895	913

		14,717

South Carolina — 0.2%
SCAGO, Educational Facilities for Pickens School District, RB
5.000%, 12/01/16	1,000	1,056
South Carolina State, Jobs-Economic Development Authority, Franco Manufacturing Project, AMT, RB Callable 09/01/15 @ 100
0.300%, 05/01/19 (A) (C)	1,600	1,600

		2,656

South Dakota — 0.4%
Puttable Floating Option Tax-Exempt Receipts, GO Callable 10/02/15 @ 100
0.660%, 12/01/22 (A)	5,255	5,255
South Dakota State, Health & Educational Facilities Authority, Ser B, RB
3.000%, 11/01/17	500	521
3.000%, 11/01/18	500	528

		6,304

Tennessee — 0.7%
Memphis-Shelby County, Industrial Development Board, Boys & Girls Club Project, Ser A, RB Callable 09/01/15 @ 100
0.240%, 01/01/28 (A) (C)	4,530	4,530

58	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Tennessee State, Energy Acquisition Authority, Ser A, RB
5.000%, 09/01/15	$1,510	$1,510
5.000%, 09/01/16	860	898
Tennessee State, Energy Acquisition Authority, Ser C, RB
5.000%, 02/01/18	2,000	2,156

		9,094

Texas — 13.1%
Alamito, Public Facilities, HACEP RAD Conversion Program Project, RB Callable 04/01/17 @ 100
1.000%, 10/01/18 (A)	3,800	3,808
Alvin, Independent School District, Schoolhouse Project, Ser B, GO, PSF-GTD
0.650%, 02/15/39 (A)	6,000	6,001
Austin, SAB
3.005%, 12/01/16 (D)	3,000	2,968
2.663%, 12/01/15 (D)	6,905	6,898
Brazos, River Authority, Houston Industries Project, Ser D, RB, NATL
4.900%, 10/01/15	725	728
Central Texas, Regional Mobility Authority, Ser B, RB Callable 10/02/15 @ 100
3.000%, 01/01/45 (A)	500	501
Clear Creek, Independent School District, Ser B, GO, PSF-GTD
1.350%, 02/15/38 (A)	10,000	10,006
Dallas-Fort Worth, International Airport, Ser D, RB
5.000%, 11/01/16	1,000	1,054
5.000%, 11/01/17	2,000	2,181
Del Rio, GO, BAM
4.000%, 06/01/17	980	1,031
4.000%, 06/01/18	440	472
3.000%, 06/01/16	845	861
Deutsche Bank SPEARs/LIFERs Trust, RB Callable 04/01/30 @ 100
0.270%, 04/01/53 (A)	10,480	10,480
Dickinson, Independent School District, GO, PSF-GTD
1.050%, 08/01/37 (A)	2,000	2,006
Gulf Coast, Waste Disposal Authority, Bayport Area System Project, RB, AGM
4.000%, 10/01/16	400	415
3.000%, 10/01/15	250	251

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Harris County-Houston, Sports Authority, Ser C, RB
4.000%, 11/15/17	$545	$578
3.000%, 11/15/16	1,105	1,134
2.000%, 11/15/15	540	542
Houston, Independent School District, Ser A1, RB, PSF-GTD
3.000%, 06/01/39 (A)	5,000	5,099
Houston, Independent School District, Ser A2, GO, PSF-GTD
4.000%, 06/01/39 (A)	14,250	15,045
Lamar, Consolidated Independent School District, School Improvements Project, Ser A, RB
2.000%, 08/15/47	5,000	5,067
Love Field, Airport Modernization, Southwest Airlines Project, AMT, RB
5.000%, 11/01/18	2,200	2,422
North East, Independent School District, Ser B, GO, PSF-GTD
2.000%, 08/01/42 (A)	26,775	27,127
Northside, Independent School District, GO, PSF-GTD
1.650%, 08/01/45 (A)	3,250	3,273
Port of Port Arthur, Navigation District, Motiva Enterprises Project, RB Callable 09/01/15 @ 100
0.300%, 11/01/40 (A)	6,500	6,500
Port of Port Arthur, Navigation District, Motiva Enterprises Project, Ser B, RB Callable 09/01/15 @ 100
0.300%, 12/01/39 (A)	13,800	13,800
Port of Port Arthur, Navigation District, Motiva Enterprises Project, Ser C, RB Callable 09/01/15 @ 100
0.300%, 12/01/39 (A)	9,000	9,000
0.300%, 04/01/40 (A)	1,780	1,780
Round Rock, Independent School District, GO, PSF-GTD
1.500%, 08/01/40 (A)	5,000	5,055
San Antonio, Public Service Board, RB
2.000%, 12/01/27 (A)	10,500	10,677
San Antonio, Water System Revenue Authority, RB
0.700%, 05/01/43 (A)	3,000	3,001
Sienna, Plantation Levee Improvement District, GO, BAM
3.000%, 09/01/16	500	512

SEI Tax Exempt Trust / Annual Report / August 31, 2015	59

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Starr County, GO, AMBAC Callable 10/02/15 @ 100
4.000%, 08/15/17	$500	$501
Tarrant County, Cultural Education Facilities Finance, Hendrick Medical Center Project, RB
4.000%, 09/01/16	440	453
3.000%, 09/01/15	500	500
Tarrant County, Cultural Education Facilities Finance, Ser 2973, RB Callable 11/15/18 @ 100
0.270%, 11/15/29 (A)	6,098	6,098
Tarrant County, Housing Finance, RB Callable 10/01/15 @ 100
0.600%, 10/01/16	1,650	1,649
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, RB
5.000%, 12/15/16	1,805	1,892
Texas State, Municipal Gas Acquisition & Supply II, RB
0.490%, 09/15/17 (A)	530	530
Texas State, Public Finance Authority, Revenue Refunding Assessment Unemployment, RB
4.000%, 07/01/17	3,000	3,141
Trinity, Higher Educational Facilities Authority, St. Thomas University Project, RB
3.000%, 10/01/17	580	595
2.000%, 10/01/15	355	355
2.000%, 10/01/16	575	580
Tyler, Health Facilities Development Authority, East Texas Medical Center Project, Ser A, RB
5.000%, 11/01/15	2,500	2,515
Williamson County, GO
1.450%, 08/15/34 (A)	2,000	2,002

		181,084

Vermont — 0.1%
Burlington, Airport Revenue, Ser B, AMT, RB
3.500%, 07/01/18	1,200	1,216

Virgin Islands — 0.2%
Virgin Islands, Public Finance Authority, Ser B, RB
3.000%, 10/01/15	3,000	3,005

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Virginia — 0.3%
Caroline County, Industrial Development Authority, BAN Callable 10/02/15 @ 100
4.000%, 08/01/16	$1,805	$1,808
Fredericksburg, Economic Development Authority, Mary Washington Health Care Project, RB
1.920%, 08/01/38 (A)	1,000	1,015
Henrico County, Economic Development Authority, Bon Secours Health Systems Project, RB
4.000%, 11/01/16	1,250	1,296

		4,119

Washington — 1.7%
Energy Northwest, Wind Project, RB
5.000%, 07/01/16	750	779
5.000%, 07/01/17	750	807
King County, Public Hospital District No. 1, GO, AGM
0.220%, 12/01/15 (A)	6,930	6,930
Port of Seattle, AMT, RB
4.000%, 06/01/16	500	513
Tender Option Bond Trust Receipts, Ser 2015-XF0042, RB Callable 11/01/19 @ 100
0.220%, 11/01/24 (A)	8,705	8,705
Washington State, Health Care Facilities Authority, Peace Health Project, Ser A, RB
5.000%, 11/15/16	200	211
5.000%, 11/15/17	500	544
5.000%, 11/15/18	655	732
Washington State, Housing Finance Commission, Market St. Apartment Project, Ser A, RB Callable 12/01/15 @ 100
0.550%, 06/01/16	4,000	4,001

		23,222

Wisconsin — 0.2%
Edgerton, Ser B, RB Callable 06/01/16 @ 100
1.750%, 06/01/17	2,000	2,015

60	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Wisconsin State, Health & Educational Facilities Authority, Aurora Health Care Project, Ser A, RB
5.000%, 07/15/16	$400	$414

		2,429

Multi-State — 0.3%
Austin Trust, Ser 2008-3030X, GO, AGM Callable 05/01/18 @ 100
0.160%, 05/01/31 (A)	3,700	3,700

Total Municipal Bonds (Cost $1,384,297) ($ Thousands)		1,385,920

CORPORATE BOND — 0.5%

Utilities — 0.5%
Rural Electric Cooperative Grantor Trust (A)
0.350%, 12/18/17	6,720	6,721

Total Corporate Bond (Cost $6,720) ($ Thousands)		6,721

CASH EQUIVALENT — 0.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(F)	1,234,983	1,235

Total Cash Equivalent (Cost $1,235) ($ Thousands)		1,235

Total Investments — 100.8% (Cost $1,392,252) ($ Thousands)		$1,393,876

Percentages are based on Net Assets of $1,383,190 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2015.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Securities are held in connection with a letter of credit issued by a major bank.

(D)	Zero coupon security. The rate shown on the Schedule of Investments represents the security’s effective yield at the time of purchase.

(E)	Security is escrowed to maturity.

(F)	Rate shown is the 7-day effective yield as of August 31, 2015.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual Assurance Company

BAN — Bond Anticipation Note

Cl — Class

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Texas Public School Fund Guarantee

RAN — Revenue Anticipation Note

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,385,920	$—	$1,385,920
Corporate Bond	—	6,721	—	6,721
Cash Equivalent	1,235	—	—	1,235

Total Investments in Securities	$1,235	$1,392,641	$—	$1,393,876

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an intregal part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	61

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 97.6%

California — 97.6%
ABAG, Finance Authority for Nonprofit, Casa de las Campanas Project, RB Callable 09/01/20 @ 100
5.250%, 09/01/24	$3,060	$3,548
Alameda Corridor, Transportation Authority, Ser A, RB
5.000%, 10/01/22	1,430	1,710
5.000%, 10/01/23	2,160	2,601
Burbank, Redevelopment Agency Successor Agency, RB, BAM
5.000%, 12/01/23	625	753
California State, Communities Development Authority, Henry Mayo Newhall Memorial Project, Ser A, RB, AGM
5.000%, 10/01/21	500	576
5.000%, 10/01/22	500	579
5.000%, 10/01/23	500	582
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	3,000	3,414
California State, Department of Water Resources Power Supply Revenue, Ser H, RB Callable 05/01/18 @ 100
5.000%, 05/01/22	845	938
California State, Department of Water Resources Power Supply Revenue, Ser H, RB Pre-Refunded @ 100
5.000%, 05/01/18 (A)	2,155	2,394
California State, Department of Water Resources Power Supply Revenue, Ser M, RB
5.000%, 05/01/19	1,390	1,589

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Department of Water Resources Power Supply Revenue, Ser O, RB
5.000%, 05/01/22	$1,235	$1,490
California State, Economic Recovery, Ser A, GO
5.000%, 07/01/16 (B)	1,000	1,040
5.000%, 07/01/18 (B)	1,175	1,312
California State, Educational Facilities Authority, Occidental College Project, Ser A, RB
4.000%, 10/01/20	505	560
4.000%, 10/01/21	500	555
California State, Educational Facilities Authority, Pepperdine University Project, RB
5.000%, 09/01/20	225	264
5.000%, 09/01/21	325	386
5.000%, 09/01/22	800	961
California State, Educational Facilities Authority, Pepperdine University Project, RB Callable 09/01/22 @ 100
5.000%, 09/01/25	785	926
California State, Educational Facilities Authority, RB Callable 09/01/25 @ 100
5.000%, 09/01/26	650	793
California State, Educational Facilities Authority, Redlands University Project, Ser A, RB
5.000%, 10/01/23	830	976
California State, Educational Facilities Authority, Santa Clara University Project, RB, AMBAC
5.250%, 09/01/19	1,250	1,453
California State, GO Callable 09/01/21 @ 100
5.250%, 09/01/23	5,000	6,059
California State, GO
5.250%, 02/01/18	2,000	2,215
California State, GO Callable 03/01/16 @ 100
5.000%, 03/01/20	5,000	5,119
California State, GO Callable 11/01/20 @ 100
5.000%, 11/01/24	1,650	1,940
California State, Health Facilities Financing Authority, Adventist Health System Project, Ser A, RB
5.000%, 03/01/22	1,200	1,394

62	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Health Facilities Financing Authority, Chinese Hospital Association Project, RB Callable 06/01/22 @ 100
5.000%, 06/01/25	$400	$461
5.000%, 06/01/26	350	397
California State, Health Facilities Financing Authority, City of Hope Project, Ser A, RB Callable 11/15/22 @ 100
5.000%, 11/15/24	1,000	1,159
California State, Health Facilities Financing Authority, EL Camino Hospital Project, Ser A, RB
5.000%, 02/01/22	500	584
California State, Health Facilities Financing Authority, Episcopal Home Project, Ser B, RB
5.100%, 02/01/19 (B)	710	766
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 08/15/18 @ 100
5.250%, 08/15/22	3,600	4,047
California State, Kindergarten Project, GO Callable 09/01/15 @ 100
0.010%, 09/01/15 (C) (D)	400	400
California State, Municipal Finance Authority, Anaheim Electric Utility Project, RB
5.000%, 10/01/21	1,000	1,178
California State, Municipal Finance Authority, Pilgrim Place Claremont Project, Ser A, RB
5.000%, 05/15/19	1,165	1,248
California State, Municipal Finance Authority, Pilgrim Place Claremont Project, Ser A, RB Callable 05/15/19 @ 100
5.500%, 05/15/21	1,295	1,488
California State, Public Works Board, Corrections and Rehab Project, Ser A, RB Callable 09/01/24 @ 100
5.000%, 09/01/25	3,600	4,319
California State, Public Works Board, Department of General Services Project, Ser A, RB, AGM Callable 04/01/16 @ 100
5.000%, 04/01/17	1,560	1,604
California State, Public Works Board, Ser B, RB
5.000%, 10/01/20	1,000	1,173

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Tobacco Securitization Agency, RB
5.000%, 06/01/23	$1,200	$1,391
California State, University Systemwide Project, Ser A, RB Callable 05/01/19 @ 100
5.250%, 11/01/21	2,000	2,295
California State, University Systemwide Project, Ser A, RB
5.000%, 11/01/17	2,000	2,189
California State, University Systemwide Project, Ser A, RB, AGM
5.000%, 11/01/16	1,235	1,303
California State, Various Purposes, GO
5.250%, 10/01/22	3,000	3,639
5.000%, 10/01/20	5,000	5,858
5.000%, 12/01/23	2,295	2,777
California State, Various Purposes, GO Callable 09/01/22 @ 100
5.000%, 09/01/25	5,400	6,424
California State, Various Purposes, GO Callable 12/01/23 @ 100
5.000%, 12/01/24	5,000	5,992
California State, Various Purposes, GO Callable 10/01/19 @ 100
5.250%, 10/01/22	5,000	5,807
California State, Various Purposes, GO Callable 03/01/20 @ 100
5.000%, 03/01/22	1,000	1,158
California State, Wide Communities Development Authority, Jewish Home Project, Ser S, RB Callable 11/01/16 @ 100
2.500%, 08/01/20	2,250	2,279
California State, Wide Communities Development Authority, RB, AGM
5.000%, 11/15/22	200	237
California State,wide Communities Development Authority, RB
5.000%, 03/01/22	1,000	1,155
Contra Costa, Transportation Authority, Ser B, RB Callable 03/01/20 @ 100
5.000%, 03/01/22	1,750	2,038
5.000%, 03/01/23	1,265	1,469
Contra Costa, Water District, Ser R, RB
5.000%, 10/01/18	500	564
Contra Costa, Water District, Ser T, RB
5.000%, 10/01/24	3,325	4,119

SEI Tax Exempt Trust / Annual Report / August 31, 2015	63

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Cupertino, Union School District, Ser B, GO
4.000%, 08/01/23	$845	$973
Dublin Unified School District, GO
5.000%, 08/01/23	3,075	3,726
East Bay, Municipal Utility District, Ser B, RB
5.000%, 06/01/22	1,500	1,812
4.000%, 06/01/21	3,000	3,409
El Dorado, Irrigation District, Ser A, RB, AGM
5.000%, 03/01/19	500	566
Golden State, Tobacco Securitization, Ser A, RB
5.000%, 06/01/19	1,000	1,137
5.000%, 06/01/21	1,000	1,174
Golden West Schools, Financing Authority, Placentia-Yorba Linda University Project, RB, AMBAC
5.500%, 08/01/21	1,500	1,792
Grossmont Health Care District, Ser D, GO
5.000%, 07/15/22	1,020	1,214
Imperial, Irrigation District & Electric Authority, Ser A, RB
5.000%, 11/01/19	1,020	1,172
Jurupa Public Financing Authority, Ser A, RB
5.000%, 09/01/19	475	535
Long Beach, Bond Finance Authority, Aquarium Pacific Project, RB Callable 11/01/21 @ 100
5.000%, 11/01/26	1,000	1,137
Long Beach, Community College District, Ser B, GO Callable 08/01/22 @ 100
5.000%, 08/01/25	2,000	2,363
Long Beach, Harbor Revenue Authority, Ser B, RB
5.000%, 05/15/20	2,000	2,339
Long Beach, Harbor Revenue, Ser B, RB
5.000%, 05/15/24	1,000	1,226
Long Beach, Harbor Revenue, Ser C, AMT, RB Callable 05/15/25 @ 100
5.000%, 05/15/26	2,370	2,780
Long Beach, Marina Revenue, Alamitos Bay Marina Project, RB
5.000%, 05/15/21	520	594
5.000%, 05/15/22	900	1,035
5.000%, 05/15/23	700	806

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Long Beach, Unified School District, Election 2008, Ser A, GO Callable 08/01/19 @ 100
5.250%, 08/01/21	$2,000	$2,293
Los Angeles Community College District, Ser A, GO
5.000%, 08/01/22	1,000	1,203
Los Angeles Community College District, Ser C, GO
5.000%, 08/01/22	1,000	1,203
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 07/01/20	4,500	5,298
Los Angeles County, Metropolitan Transportation Authority, Ser D, RB
5.000%, 07/01/18	1,500	1,677
Los Angeles County, Redevelopment Authority, Bunker Hill Project, RB
5.000%, 12/01/24	2,000	2,401
Los Angeles Department of Airports, Sub-Ser C, RB
5.000%, 05/15/22	1,080	1,290
5.000%, 05/15/23	800	962
Los Angeles, Community Facilities District, RB
5.000%, 09/01/21	1,050	1,210
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser C, RB
5.000%, 05/15/17	1,200	1,292
Los Angeles, Department of Airports, Los Angeles International Airport Project, AMT, RB Callable 05/15/22 @ 100
5.000%, 05/15/24	1,425	1,646
Los Angeles, Department of Revenue, Ser A, AMT, RB
5.000%, 08/01/21	1,400	1,628
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB
5.000%, 07/01/20	2,200	2,573
5.000%, 07/01/22	250	300
Los Angeles, Department of Water & Power, Power System Project, Ser C, RB Callable 07/01/22 @ 100
5.000%, 07/01/23	750	904
Los Angeles, Unified School District, Ser B, GO
5.000%, 07/01/20	2,000	2,341

64	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Los Angeles, Unified School District, Ser C, GO
5.000%, 07/01/23	$2,000	$2,423
Los Angeles, Wastewater System Revenue, Senior Lien, Ser B, RB Callable 06/01/22 @ 100
5.000%, 06/01/24	2,500	2,996
Milpitas, Redevelopment Agency Successor Agency, Redevelopment Project, GO
5.000%, 09/01/21	1,000	1,177
Newport Beach, Hoag Memorial Hospital Project, RB Pre-Refunded @ 100
6.000%, 12/01/21 (A)	3,000	3,769
Orange County, Redevelopment Agency Successor Agency, RB
5.000%, 09/01/21	1,100	1,278
Orange County, Redevelopment Agency Successor Agency, RB, AGM
5.000%, 09/01/23	525	625
Orange County, Transportation Authority, Express Lanes Project, RB
5.000%, 08/15/18	300	337
Palo Alto, Unified School District, GO, AGM Callable 10/02/15 @ 100
5.000%, 08/01/16	1,195	1,200
Palomar, Community College District, GO
5.000%, 05/01/23	750	902
Pomona, Unified School District, GO, BAM
5.000%, 08/01/23	665	798
Poway Redevelopment Agency Successor Agency, Paguay Redevelopment Project, Ser A, RB
5.000%, 06/15/21	2,770	3,238
Riverside, Sewer Revenue, Ser A, RB
5.000%, 08/01/22	1,500	1,768
Sacramento Municipal Utility District, Refunding Cosumnes Project, RB
5.000%, 07/01/24	500	612
Sacramento, Unified School District, GO
5.000%, 07/01/21	1,125	1,328
San Diego County, Regional Airport Authority, Ser B, AMT, RB
5.000%, 07/01/23	3,465	4,099

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Diego County, Regional Transportation Commission, Ser A, RB
5.000%, 04/01/22	$1,500	$1,808
San Diego County, Regional Transportation Commission, Ser A, RB Callable 04/01/22 @ 100
5.000%, 04/01/24	2,000	2,370
San Diego County, Water Authority, Ser A, RB
5.000%, 05/01/21	1,395	1,655
San Diego County, Water Authority, Ser A, RB Callable 05/01/21 @ 100
5.000%, 05/01/23	5,000	5,934
San Diego, Community College District, GO
5.000%, 08/01/20	1,625	1,911
San Diego, Public Facilities Financing Authority, Ser B, RB Callable 05/15/19 @ 100
5.000%, 05/15/22	3,660	4,166
5.000%, 05/15/24	1,000	1,136
San Francisco Bay Area, Toll Authority, RB Callable 04/01/22 @ 100
5.000%, 04/01/25	2,000	2,390
5.000%, 04/01/26	1,425	1,685
San Francisco Bay Area, Toll Authority, Ser F, RB Pre-Refunded @ 100
5.000%, 04/01/17 (A)	2,000	2,142
San Francisco Bay Area, Water Supply & Conservation Agency, Ser A, RB
5.000%, 10/01/22	2,000	2,406
San Francisco City & County, Public Utilities Commission, Ser A, RB Callable 05/01/20 @ 100
5.000%, 11/01/20	1,075	1,259
San Francisco City & County, Public Utilities Commission, Ser D, RB Callable 11/01/21 @ 100
5.000%, 11/01/22	1,000	1,205
San Francisco City & County, Ser A, COP
5.000%, 10/01/18	2,000	2,248
San Francisco City & County, Ser R1, GO Callable 06/15/23 @ 100
5.000%, 06/15/26	3,000	3,560

SEI Tax Exempt Trust / Annual Report / August 31, 2015	65

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund (Concluded)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Francisco City & County, Ser R1, GO
5.000%, 06/15/18	$810	$903
San Marcos Redevelopment Agency Successor Agency, Ser A, RB
5.000%, 10/01/21	750	882
Santa Clara County, Fremont Union High School District, GO, NATL Callable 09/01/15 @ 100
5.000%, 09/01/20	2,000	2,000
Santa Clara County, Ser B, GO
5.000%, 08/01/22	1,785	2,166
Santa Clara Valley, Transportation Authority, Ser A, RB Callable 06/01/21 @ 100
5.000%, 06/01/23	1,000	1,173
Santa Monica-Malibu, Unified School District, GO Callable 08/01/23 @ 100
5.000%, 08/01/24	1,055	1,283
Sonoma County, Junior College District, GO
5.000%, 08/01/21	2,100	2,495
Sonoma-Marin, Area Rail Transit District, Ser A, RB Callable 03/01/22 @ 100
5.000%, 03/01/23	725	869
Sonoma-Marin, Area Rail Transit District, Ser A, RB
5.000%, 03/01/20	750	870
South Orange County, Public Financing Authority, Senior Lien, Special Tax, Ser A, RB Callable 08/15/21 @ 102
5.000%, 08/15/23	725	840
5.000%, 08/15/24	1,000	1,151
South San Francisco, Unified School District, RB, NATL
5.000%, 09/15/17	1,070	1,162
Southern California, Metropolitan Water District, Ser B, RB
5.000%, 07/01/19	1,000	1,147
Southern California, Metropolitan Water District, Ser C, RB
5.000%, 07/01/21	2,245	2,678
Tustin Unified School District, GO
5.000%, 06/01/23	800	966
5.000%, 09/01/23	1,000	1,171
Tustin Unified School District, GO, BAM
5.000%, 09/01/22	1,000	1,176
University of California, Regents Medical Center Project, Ser A, RB, NATL Callable 09/14/15 @ 101
5.000%, 05/15/16	1,000	1,014

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

University of California, Revenues Limited Project, Ser E, RB
5.000%, 05/15/18	$3,000	$3,337
University of California, Ser AM, RB Callable 05/15/24 @ 100
5.000%, 05/15/25	1,000	1,214
Upland, Community Redevelopment Agency, Project Tax Allocation, TA, AGM
4.000%, 09/01/18	1,000	1,077
Whittier, Union High School District, GO, NATL Callable 10/02/15 @ 100
5.000%, 08/01/20	1,485	1,491

Total Municipal Bonds (Cost $256,824) ($ Thousands)		267,146

CASH EQUIVALENT — 1.5%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.020% †(E)	4,207,220	4,207

Total Cash Equivalent (Cost $4,207) ($ Thousands)		4,207

Total Investments — 99.1% (Cost $261,031) ($ Thousands)		$271,353

Percentages are based on Net Assets of $273,702 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Security is escrowed to maturity.

(C)	Securities are held in connection with a letter of credit issued by a major bank.

(D)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2015.

(E)	Rate shown is the 7-day effective yield as of August 31, 2015.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual Assurance Company

Cl — Class

COP — Certificate of Participation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$267,146	$—	$267,146
Cash Equivalent	4,207	—	—	4,207

Total Investments in Securities	$4,207	$267,146	$—	$271,353

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

66	SEI Tax Exempt Trust / Annual Report / August 31, 2015

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.6%

Guam — 0.5%
Territory of Guam, Business Privilege Tax, Ser A, RB
5.000%, 01/01/18	$250	$271

Massachusetts — 98.1%
Belmont, Municipal Purpose Loan, GO
5.000%, 04/15/24	1,000	1,232
Beverly, Municipal Purpose Loan, GO Callable 01/15/20 @ 100
5.000%, 01/15/22	500	568
Boston, Ser A, GO
5.000%, 03/01/23	1,000	1,214
Boston, Ser A, GO Callable 03/01/24 @ 100
5.000%, 03/01/25	500	611
Boston, Ser B, GO
5.000%, 04/01/25	1,700	2,121
Boston, Transit Parking Authority, RB Callable 07/01/21 @ 100
5.000%, 07/01/22	500	578
Cambridge, Municipal Purpose Loan, GO
5.000%, 01/01/20	300	348
5.000%, 02/15/21	500	591
Malden, Municipal Purpose Loan, GO
5.000%, 11/15/21	1,000	1,189
Massachusetts Bay, Transportation Authority, Ser A, RB
5.250%, 07/01/30	500	633
5.000%, 07/01/22	500	599
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/21	1,000	1,202

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts Bay, Transportation Authority, Ser C, RB
5.500%, 07/01/24	$750	$950
5.250%, 07/01/21	800	962
Massachusetts State, Clean Energy Cooperative, Municipal Lighting Plant Cooperative, RB
5.000%, 07/01/23	500	600
Massachusetts State, Clean Water Trust, Tufts University Project, RB
5.000%, 02/01/23	1,000	1,204
Massachusetts State, College Building Authority, Ser A, RB
5.000%, 05/01/22	1,000	1,189
Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/20 @ 100
5.000%, 05/01/22	540	628
Massachusetts State, Development Finance Agency, Baystate Medical Center Project, Ser N, RB
5.000%, 07/01/23	200	232
Massachusetts State, Development Finance Agency, Boston College Project, Ser P, RB Callable 07/01/17 @ 100
5.000%, 07/01/19	250	270
Massachusetts State, Development Finance Agency, Boston College Project, Ser S, RB Callable 07/01/23 @ 100
5.000%, 07/01/24	1,000	1,196
Massachusetts State, Development Finance Agency, Brandeis University Project, Ser O1, RB Callable 10/01/19 @ 100
5.000%, 10/01/22	500	565
Massachusetts State, Development Finance Agency, College Holy Cross Project, Ser B, RB, AMBAC Callable 09/01/17 @ 100
5.000%, 09/01/18	250	272
Massachusetts State, Development Finance Agency, Massachusetts College of Pharmacy Allied Health Project, RB
4.000%, 07/01/18	150	162
Massachusetts State, Development Finance Agency, Partners Health Care Project, RB
5.000%, 07/01/23	1,045	1,249

SEI Tax Exempt Trust / Annual Report / August 31, 2015	67

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Development Finance Agency, Partners Health Care Systems Project, Ser L, RB
5.000%, 07/01/20	$500	$580
Massachusetts State, Development Finance Agency, Phillips Academy Project, RB
5.000%, 09/01/18 (A)	250	280
Massachusetts State, Development Finance Agency, Ser H-1, RB
5.000%, 07/01/24	500	581
Massachusetts State, Development Finance Agency, Tufts Medical Center Project, Ser I, RB
5.000%, 01/01/19	300	333
Massachusetts State, Development Finance Agency, Tufts University Project, Ser Q, RB
5.000%, 08/15/23	400	483
Massachusetts State, Development Finance Agency, Whitehead Institute for Biomedical Research Project, RB
5.000%, 06/01/18	500	556
Massachusetts State, Educational Financing Authority, Ser A, RB
5.500%, 01/01/17	500	531
Massachusetts State, Educational Financing Authority, Ser A, AMT, RB Callable 01/01/25 @ 100
5.000%, 01/01/26	400	445
Massachusetts State, Educational Financing Authority, Ser J, AMT, RB
5.000%, 07/01/20	500	558
Massachusetts State, Educational Financing Authority, Ser K, AMT, RB
5.000%, 07/01/22	500	560
Massachusetts State, Educational Financing Authority, AMT, RB
5.000%, 01/01/19	500	547
5.000%, 01/01/21	500	558
Massachusetts State, Federal Highway Project, RB Callable 06/15/22 @ 100
5.000%, 06/15/23	1,000	1,190
Massachusetts State, Health & Educational Facilities Authority, Eye & Ear Infirmary Project, Ser C, RB
5.000%, 07/01/18	500	540

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 12/15/19 @ 100
5.000%, 12/15/24	$500	$576
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 11/15/18 @ 100
5.250%, 11/15/21	500	568
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser N, RB
6.250%, 04/01/20	500	610
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser K, RB
5.500%, 07/01/22	250	311
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	500	646
Massachusetts State, Health & Educational Facilities Authority, Partners Health Care Project, Ser J2, RB
5.000%, 07/01/19	250	285
Massachusetts State, Health & Educational Facilities Authority, Partners Health Care System Project, Ser G, RB Callable 07/01/17 @ 100
5.000%, 07/01/18	200	216
Massachusetts State, Health & Educational Facilities Authority, Suffolk University Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/24	500	573
Massachusetts State, Highway Project, RB
5.000%, 06/01/20	275	320
Massachusetts State, Highway Project, Ser A, RB
5.000%, 06/15/21	1,000	1,185
Massachusetts State, Port Authority, Ser B, RB
5.000%, 07/01/21	300	354

68	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Port Authority, Ser B, RB Callable 07/01/20 @ 100
5.000%, 07/01/21	$500	$574
Massachusetts State, Port Authority, Ser B, AMT, RB
5.000%, 07/01/22	690	804
Massachusetts State, Port Authority, Ser C, RB
5.000%, 07/01/24	520	633
Massachusetts State, School Building Authority, Ser A, RB
5.000%, 08/15/21	1,000	1,183
5.000%, 05/15/23	1,000	1,205
Massachusetts State, School Building Authority, Ser A, RB Callable 08/15/22 @ 100
5.000%, 08/15/23	1,000	1,193
Massachusetts State, School Building Authority, Ser B, RB
5.000%, 08/15/19	500	573
5.000%, 10/15/21	210	249
Massachusetts State, Ser A, GO, AGM
5.250%, 08/01/20	500	591
Massachusetts State, Ser B, GO
5.250%, 08/01/22	500	609
5.250%, 08/01/23	250	308
5.000%, 08/01/23	500	606
Massachusetts State, Ser B, GO, AGM
5.250%, 08/01/21	1,000	1,201
5.250%, 09/01/21	500	601
Massachusetts State, Ser B, GO, NATL
5.250%, 08/01/22	1,000	1,217
Massachusetts State, Ser C, GO, NATL
5.500%, 12/01/20	750	903
Massachusetts State, Water Pollution Abatement Trust, MWRA Program, Ser A, RB
6.000%, 08/01/19	500	591
Massachusetts State, Water Pollution Abatement Trust, Pool Program, Ser A, RB
5.250%, 08/01/19	450	521
Massachusetts State, Water Pollution Abatement Trust, RB
5.000%, 08/01/21	1,000	1,189
Massachusetts State, Water Resources Authority, Ser B, RB, AGM
5.250%, 08/01/23	500	618

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Newton, Municipal Purpose Loan, GO
5.000%, 03/01/22	$465	$558
Quincy, Municipal Purpose Loan, GO
5.000%, 06/01/24	1,030	1,260
Scituate, Municipal Purpose Loan, GO
5.000%, 09/15/22	1,000	1,206
University of Massachusetts, Building Authority, Senior Project, Ser 1, RB
5.000%, 11/01/20	500	585
Winchester, Municipal Purpose Loan, GO Callable 07/01/25 @ 100
5.000%, 07/01/26	500	616
Woods Hole Marthas Vineyard & Nantucket Steamship Authority, Ser A, RB
5.000%, 03/01/21	1,000	1,178
Worcester, RB Callable 11/01/22 @ 100
5.000%, 11/01/23	1,000	1,187

		55,710

Total Municipal Bonds (Cost $53,815) ($ Thousands)		55,981

CASH EQUIVALENT — 3.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(B)	1,755,866	1,756

Total Cash Equivalent (Cost $1,756) ($ Thousands)		1,756

Total Investments — 101.7% (Cost $55,571) ($ Thousands)		$57,737

Percentages are based on Net Assets of $56,768 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Rate shown is the 7-day effective yield as of August 31, 2015.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$55,981	$—	$55,981
Cash Equivalent	1,756	—	—	1,756

Total Investments in Securities	$1,756	$55,981	$—	$57,737

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	69

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 96.6%

Delaware — 1.1%
Delaware State, River & Bay Authority, Ser B, RB
5.000%, 01/01/24	$1,000	$1,200

New Jersey — 82.6%
Bergen County, Improvement Authority, Ser B, RB
5.000%, 02/15/23	1,085	1,311
Bergen County, Ser C, GO
3.000%, 12/01/19	1,500	1,610
Brick Township, General Improvement Project, GO
4.000%, 08/15/19	1,230	1,352
Burlington County, Bridge Commission, RB
5.000%, 10/01/20	1,200	1,392
Camden County, Improvement Authority, Cooper Health System Project, RB
5.000%, 02/15/24	1,000	1,131
Carlstadt, School District, GO Callable 05/01/24 @ 100
5.000%, 05/01/25	500	598
Carlstadt, School District, GO
5.000%, 05/01/23	500	596
Garden State, Preservation Trust, Ser A, RB
5.000%, 11/01/18	1,985	2,204
Gloucester County, Improvement Authority, Rowan University Project, Ser B, RB Callable 07/01/25 @ 100
5.000%, 07/01/26	1,000	1,157
Gloucester County, Improvement Authority, Ser A, RB
5.000%, 07/15/23	1,000	1,194
4.000%, 09/01/18	460	497

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lacey, Municipal Utilities Authority, RB, AMBAC Callable 12/01/17 @ 100
5.000%, 12/01/19	$550	$591
Matawan-Aberdeen, Regional School District, GO Callable 09/15/21 @ 100
5.000%, 09/15/23	500	580
Monmouth County, Improvement Authority, Governmental Pooled Loans, RB
5.000%, 01/15/18	700	768
4.000%, 12/01/16	1,640	1,714
Monmouth County, Improvement Authority, Governmental Pooled Loans, Ser A, RB
5.000%, 08/01/22	1,065	1,274
Montgomery Township, Board of Education, GO
5.000%, 08/01/18	800	893
Morris County, Ser B, GO
4.000%, 11/15/19	1,240	1,384
4.000%, 11/15/20	485	548
New Jersey State, Economic Development Authority, Balance Refunding Project, RB
5.000%, 12/15/17	815	863
New Jersey State, Economic Development Authority, Cigarette Tax, RB
5.000%, 06/15/17	1,000	1,053
5.000%, 06/15/18	1,500	1,608
New Jersey State, Economic Development Authority, Cigarette Tax, RB Callable 06/15/22 @ 100
5.000%, 06/15/23	1,000	1,089
5.000%, 06/15/24	685	741
New Jersey State, Economic Development Authority, Cigarette Tax, Ser II, RB Callable 03/01/22 @ 100
5.000%, 03/01/25	2,500	2,603
New Jersey State, Economic Development Authority, Refunding School Project, RB
5.000%, 12/15/17 (A)	185	203
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser GG, RB Callable 03/01/21 @ 100
5.250%, 09/01/26	2,000	2,080

70	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Educational Facilities Authority, College of New Jersey Project, Ser D, RB, AGM Callable 07/01/18 @ 100
5.000%, 07/01/23	$3,195	$3,526
New Jersey State, Educational Facilities Authority, Higher Education Equipment Leasing, RB
5.000%, 06/01/20	1,500	1,595
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser K, RB
5.250%, 07/01/18	700	787
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser B, RB, AGM
5.000%, 07/01/25	1,000	1,189
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser I, RB, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/18	1,620	1,726
New Jersey State, Educational Facilities Authority, William Patterson University Project, Ser C, RB Callable 07/01/25 @ 100
5.000%, 07/01/27	1,905	2,189
New Jersey State, Environmental Infrastructure Trust, RB
5.250%, 09/01/21	975	1,176
5.250%, 09/01/21 (A)	25	30
New Jersey State, Environmental Infrastructure Trust, Ser A, RB
5.250%, 09/01/21	1,000	1,210
5.000%, 09/01/20	1,220	1,437
New Jersey State, Environmental Infrastructure Trust, Ser AR, RB
4.000%, 09/01/24	1,000	1,147
New Jersey State, Environmental Infrastructure Trust, Ser B, RB
5.000%, 09/01/18	2,100	2,359
New Jersey State, GO
5.250%, 08/01/21	2,000	2,298
New Jersey State, Health Care Facilities Financing Authority, Atlanticare Regional Medical Center Project, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	2,000	2,123

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/25	$1,000	$1,124
New Jersey State, Health Care Facilities Financing Authority, Kennedy Health Systems Project, RB
5.000%, 07/01/20	2,040	2,319
New Jersey State, Health Care Facilities Financing Authority, South Jersey Hospital Project, RB Callable 07/01/16 @ 100
5.000%, 07/01/17	1,875	1,939
New Jersey State, Health Care Facilities Financing Authority, Virtua Health Project, RB Callable 01/01/24 @ 100
5.000%, 07/01/26	1,000	1,148
New Jersey State, Higher Education Student Assistance Authority, Higher Education Equipment Leasing, Ser 2015-1A, AMT, RB
5.000%, 12/01/20	1,000	1,123
New Jersey State, Higher Education Student Assistance Authority, Ser 1A-1, AMT, RB
5.000%, 12/01/21	1,000	1,116
New Jersey State, Institute of Technology, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/25	500	575
5.000%, 07/01/26	400	457
5.000%, 07/01/27	500	568
New Jersey State, Ser A, COP
5.000%, 06/15/18	1,250	1,325
New Jersey State, Ser Q, GO
5.000%, 08/15/20	1,295	1,463
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.500%, 12/15/21	2,500	2,715
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, NATL
5.250%, 12/15/21	1,600	1,743
5.250%, 12/15/21 (A)	15	18
New Jersey State, Turnpike Authority, Ser C, RB
5.000%, 01/01/25	1,000	1,200

SEI Tax Exempt Trust / Annual Report / August 31, 2015	71

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund (Concluded)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Turnpike Authority, Ser H, RB Callable 01/01/19 @ 100
5.000%, 01/01/20	$1,000	$1,115
North Hudson, Sewerage Authority, Ser A, RB Callable 06/01/22 @ 100
5.000%, 06/01/24	1,000	1,140
Ocean County, GO
4.000%, 08/01/19	710	785
Ocean County, Ser A, GO Callable 08/01/25 @ 100
5.000%, 08/01/27	700	849
Rutgers University, Ser F, RB Callable 05/01/19 @ 100
5.000%, 05/01/21	1,040	1,168
5.000%, 05/01/22	1,000	1,121
Salem County, Pollution Control Financing Authority, Chambers Project, Ser A, AMT, RB
5.000%, 12/01/23	1,000	1,092
South Jersey, Transportation Authority LLC, Ser A, RB
5.000%, 11/01/20	435	479
South Jersey, Transportation Authority LLC, Ser A-1, RB
4.000%, 11/01/17	600	634
4.000%, 11/01/17 (A)	400	428
Sparta Township, Board of Education, GO
5.000%, 02/15/23	600	713
Sparta Township, Board of Education, GO Callable 02/15/25 @ 100
5.000%, 02/15/26	575	688
Verona Township, Board of Education, GO
5.000%, 03/01/25	500	603
West Windsor Plainsboro, Regional School District, GO, AGM
5.000%, 09/15/16	1,075	1,128
5.000%, 09/15/17	635	690

		85,292

New York — 10.5%
New York & New Jersey, Port Authority, Ser 148th, RB, AGM Callable 08/15/17 @ 100
5.000%, 08/15/19	3,000	3,259
New York & New Jersey, Port Authority, Ser 178, AMT, RB Callable 12/01/23 @ 100
5.000%, 12/01/25	2,000	2,300

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

New York & New Jersey, Port Authority, Ser 179, RB
5.000%, 12/01/23	$1,000	$1,211
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/22	1,000	1,164
5.000%, 09/01/23	1,000	1,166
New York & New Jersey, Port Authority, Ser 188, AMT, RB
5.000%, 05/01/23	1,500	1,744

		10,844

Pennsylvania — 2.4%
Delaware River, Joint Toll Bridge Commission, Ser A, RB, NATL
5.500%, 07/01/18	1,500	1,687
5.000%, 07/01/16	730	759

		2,446

Total Municipal Bonds (Cost $97,873) ($ Thousands)		99,782

CASH EQUIVALENT — 2.3%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.020% †(B)	2,378,728	2,379

Total Cash Equivalent (Cost $2,379) ($ Thousands)		2,379

Total Investments — 98.9% (Cost $100,252) ($ Thousands)		$102,161

Percentages are based on Net Assets of $103,303 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Rate shown is the 7-day effective yield as of August 31, 2015.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

GO — General Obligation

LLC — Limited Liability Company

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$99,782	$—	$99,782
Cash Equivalent	2,379	—	—	2,379

Total Investments in Securities	$2,379	$99,782	$—	$102,161

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

72	SEI Tax Exempt Trust / Annual Report / August 31, 2015

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.5%

Guam — 0.8%
Territory of Guam, Section 30, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$500	$552
Territory of Guam, Business Privilege Tax, Ser A, RB
5.000%, 01/01/18	730	791

		1,343

New York — 97.7%
Albany, Municipal Water Finance Authority, Ser A, RB
5.000%, 12/01/21	585	690
Babylon, Industrial Development Agency, Covanta Babylon Project, Ser A, RB
5.000%, 01/01/17	1,000	1,056
Brookhaven, GO
5.000%, 05/01/22	1,500	1,798
Buffalo & Fort Erie, Public Bridge Authority, RB
5.000%, 01/01/23	650	769
Buffalo, Municipal Water Finance Authority, Ser A, RB
5.000%, 07/01/21	500	580
Build NYC Resource, Ethical Culture Fieldston School Project, RB
5.000%, 06/01/22	1,000	1,166
Build NYC Resource, Methodist Hospital Project, RB
5.000%, 07/01/21	250	285
Build NYC Resource, United Jewish Appeal Federation, RB
5.000%, 07/01/22	1,100	1,318

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Erie County, Fiscal Stability Authority, Sales Tax & State Aid Secured, Ser A, RB
5.000%, 05/15/17	$850	$913
Erie County, Industrial Development Agency, Buffalo School District Project, RB
5.000%, 05/01/22	1,000	1,183
Hempstead, Local Development Authority, Molloy College Project, RB Callable 07/01/19 @ 100
5.250%, 07/01/23	1,500	1,654
Long Island, Power Authority, Ser E, RB, NATL Callable 12/01/16 @ 100
5.000%, 12/01/17	500	528
5.000%, 12/01/18	1,000	1,054
Metropolitan New York, Transportation Authority, Ser A, RB
5.000%, 11/15/21	1,600	1,896
Metropolitan New York, Transportation Authority, Ser A, RB Callable 11/15/22 @ 100
5.000%, 11/15/23	1,000	1,204
Metropolitan New York, Transportation Authority, Ser A, RB, NATL
5.500%, 11/15/19	400	467
Metropolitan New York, Transportation Authority, Ser A, RB, NATL Callable 11/15/17 @ 100
5.000%, 11/15/18	1,000	1,094
Metropolitan New York, Transportation Authority, Ser B, RB Callable 11/15/19 @ 100
5.250%, 11/15/20	500	580
Metropolitan New York, Transportation Authority, Ser B, RB
5.000%, 11/15/20	1,000	1,166
5.000%, 11/15/21	1,000	1,175
Metropolitan New York, Transportation Authority, Ser B1, RB Callable 11/15/23 @ 100
5.000%, 11/15/24	1,300	1,559
Metropolitan New York, Transportation Authority, Ser F, RB
5.000%, 11/15/22	1,000	1,187

SEI Tax Exempt Trust / Annual Report / August 31, 2015	73

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Metropolitan New York, Transportation Authority, Ser F, RB Callable 11/15/22 @ 100
5.000%, 11/15/23	$1,000	$1,204
Metropolitan New York, Transportation Authority, Sub-Ser A1, RB
5.000%, 11/15/21	1,000	1,174
Metropolitan New York, Transportation Authority, Sub-Ser C1, RB Callable 11/15/25 @ 100
5.000%, 11/15/26	1,000	1,196
Monroe County, Industrial Development Authority, Rochester Schools Modernization Project, RB
5.000%, 05/01/19	1,365	1,548
5.000%, 05/01/23	325	388
Monroe County, Industrial Development Authority, Ser B, RB
5.000%, 07/01/21	1,035	1,211
Monroe County, Industrial Development Authority, University of Rochester Project, Ser B, RB
5.000%, 07/01/22	1,000	1,187
Nassau County, Local Economic Assistance, Catholic Health Services of Long Island Project, RB
5.000%, 07/01/22	895	1,030
Nassau County, Sewer & Storm Water Finance Authority, Ser A, RB
5.000%, 10/01/22	1,000	1,204
New York & New Jersey, Port Authority, Ser 173, RB
5.000%, 12/01/20	1,000	1,173
New York & New Jersey, Port Authority, Ser 178, AMT, RB Callable 12/01/23 @ 100
5.000%, 12/01/24	2,000	2,322
New York & New Jersey, Port Authority, Ser 178, AMT, RB
5.000%, 12/01/22	1,000	1,166
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/22	1,500	1,746
5.000%, 09/01/23	1,000	1,166
New York & New Jersey, Port Authority, Ser 186, AMT, RB
5.000%, 10/15/21	2,000	2,315

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Educational Construction Fund, Ser A, RB Callable 04/01/21 @ 100
6.500%, 04/01/22	$1,000	$1,228
New York City, Health & Hospital System Authority, Ser A, RB
5.000%, 02/15/18	2,000	2,195
New York City, Housing Development Authority, Ser B1, RB
5.000%, 07/01/20	1,000	1,155
New York City, Ser A, GO
5.000%, 08/01/18	1,400	1,560
5.000%, 08/01/21	1,905	2,233
New York City, Ser A1, GO
5.000%, 10/01/21	1,000	1,175
New York City, Ser B, GO
5.000%, 08/01/18	2,500	2,786
5.000%, 08/01/21	1,000	1,172
New York City, Ser D, GO Callable 02/01/23 @ 100
5.000%, 08/01/23	2,000	2,381
New York City, Ser E, GO
5.000%, 08/01/19	2,000	2,278
New York City, Ser F, GO
5.000%, 08/01/21	1,000	1,172
New York City, Ser G, GO
5.000%, 08/01/23	2,000	2,378
New York City, Ser G1, GO
5.000%, 04/01/20	1,000	1,153
New York City, Ser H, GO
5.000%, 08/01/18	1,600	1,783
New York City, Ser I, GO
5.000%, 08/01/18	1,000	1,115
New York City, Ser I1, GO Callable 04/01/19 @ 100
5.000%, 04/01/20	1,000	1,127
New York City, Ser J, GO
5.000%, 08/01/22	500	591
New York City, Ser J1, GO Callable 06/01/16 @ 100
5.000%, 06/01/17	300	311
New York City, Sub-Ser B1, GO Callable 09/01/18 @ 100
5.250%, 09/01/25	1,000	1,116
New York City, Transit Authority, Livingston Plaza Project, RB, AGM
5.400%, 01/01/18 (A)	50	53
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser D1, RB Callable 11/01/21 @ 100
5.000%, 11/01/22	1,000	1,189

74	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser A1, RB
5.000%, 11/01/18	$1,000	$1,128
5.000%, 11/01/19	1,650	1,903
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser E, RB
5.000%, 11/01/19	1,500	1,730
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser H, RB
5.000%, 11/01/21	1,000	1,185
New York City, Transitional Finance Authority, Ser S1, RB Callable 01/15/25 @ 100
5.000%, 07/15/26	500	602
New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser 1A, RB
5.000%, 10/01/17	1,000	1,088
New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser A, RB
5.000%, 04/01/19	500	567
New York State, Convention Center Development Authority, RB
5.000%, 11/15/22	1,000	1,186
New York State, Dormitory Authority, Education Project, Ser B, RB, AMBAC
5.500%, 03/15/24	1,000	1,247
New York State, Dormitory Authority, Fordham University Project, RB
5.000%, 07/01/23	500	595
New York State, Dormitory Authority, Hospital Special Surgery Project, RB Callable 08/15/19 @ 100
5.500%, 02/15/24	1,150	1,332
New York State, Dormitory Authority, ICAHN School of Medicine at Mount Sanai Project, RB Callable 07/01/25 @ 100
5.000%, 07/01/26	1,000	1,156
New York State, Dormitory Authority, Interfaith Medical Center Project, RB
5.000%, 02/15/18	1,000	1,038

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB
5.000%, 07/01/21	$1,000	$1,178
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, RB Pre-Refunded @ 100
5.500%, 07/01/19 (B)	1,000	1,162
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, Ser A, RB
5.000%, 07/01/18	795	879
New York State, Dormitory Authority, New York University Project, Ser A, RB
5.000%, 07/01/23	1,000	1,210
New York State, Dormitory Authority, New York University Project, Ser A, RB, NATL
6.000%, 07/01/19	100	118
New York State, Dormitory Authority, North Shore Long Island Jewish Center Project, RB
5.000%, 05/01/22	1,000	1,159
New York State, Dormitory Authority, NYU Hospital Center Project, RB
5.000%, 07/01/21	355	410
5.000%, 07/01/24	1,000	1,191
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB
5.000%, 07/01/20	1,000	1,146
New York State, Dormitory Authority, Pratt Institute Project, Ser A, RB
5.000%, 07/01/21	250	291
New York State, Dormitory Authority, RB, AGM
5.250%, 08/15/18	1,000	1,123
New York State, Dormitory Authority, School Districts Financing Program, Ser A, RB
5.000%, 10/01/20	1,000	1,166
New York State, Dormitory Authority, School Districts Financing Program, Ser A, RB, AGM
5.000%, 10/01/24	785	952
New York State, Dormitory Authority, Ser A, RB Callable 02/15/24 @ 100
5.000%, 02/15/25	2,250	2,716

SEI Tax Exempt Trust / Annual Report / August 31, 2015	75

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Dormitory Authority, Ser A, RB Pre-Refunded @ 100
5.250%, 02/15/19 (B)	$5	$6
New York State, Dormitory Authority, Ser A, RB Callable 02/15/19 @ 100
5.250%, 02/15/22	995	1,129
New York State, Dormitory Authority, Ser A, RB
5.000%, 03/15/19	1,000	1,135
5.000%, 03/15/20	1,000	1,163
5.000%, 12/15/22	1,475	1,768
5.000%, 03/15/23	750	908
5.000%, 03/15/25	2,000	2,474
New York State, Dormitory Authority, St. Johns University Project, Ser A, RB
5.000%, 07/01/23	455	538
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB Callable 07/01/23 @ 100
5.000%, 07/01/24	1,680	2,009
New York State, Dormitory Authority, State University Project, RB Callable 05/15/22 @ 100
5.000%, 05/15/23	1,960	2,304
New York State, Dormitory Authority, State University Project, RB
5.000%, 05/15/18	500	555
New York State, Dormitory Authority, The New School Project, RB
5.000%, 07/01/16	505	525
New York State, Dormitory Authority, Wyckoff Heights Medical Center Project, RB
5.000%, 02/15/20	2,015	2,320
New York State, Energy Research & Development Authority, Electric & Gas Project, Ser C, RB, NATL
0.546%, 04/01/34 (C)	1,000	955
New York State, Environmental Facilities Authority, Revolving Funds, RB
5.000%, 05/15/20	1,100	1,285
5.000%, 06/15/21	2,000	2,376
5.000%, 05/15/24	1,445	1,775
5.000%, 06/15/24	1,500	1,844

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Environmental Facilities Authority, Revolving Funds, RB Callable 06/15/23 @ 100
5.000%, 06/15/24	$2,000	$2,422
New York State, Environmental Facilities Authority, Revolving Funds, RB Callable 06/15/21 @ 100
5.000%, 06/15/24	2,500	2,916
New York State, Environmental Facilities Authority, Revolving Funds, Ser A, RB Callable 06/15/22 @ 100
5.000%, 06/15/24	1,000	1,203
New York State, Environmental Facilities Authority, Revolving Funds, Ser B, RB
5.000%, 08/15/21	1,150	1,370
New York State, Mortgage Agency, Ser 189, AMT, RB Callable 10/01/23 @ 100
3.250%, 10/01/25	2,500	2,496
New York State, Power Authority, Ser A, RB
5.000%, 11/15/22	500	600
New York State, Thruway Authority, Ser A, RB
5.000%, 05/01/19	1,000	1,130
New York State, Thruway Authority, Ser B, RB Callable 10/01/18 @ 100
5.000%, 04/01/20	1,000	1,121
New York State, Thruway Authority, Ser B, RB
5.250%, 04/01/18	1,000	1,113
New York State, Thruway Authority, Ser B, RB, NATL Callable 10/01/15 @ 100
5.000%, 04/01/16	2,000	2,008
New York State, Thruway Authority, Ser I, RB
5.000%, 01/01/19	1,200	1,344
New York State, Urban Development Authority, Personal Income Tax Project, Ser A, RB
5.000%, 03/15/19	1,460	1,653
New York State, Urban Development Authority, Personal Income Tax Project, Ser A1, RB
5.000%, 12/15/16	250	265

76	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Niagara Frontier, Transportation Authority, Buffalo Niagara International Airport Project, AMT, RB
5.000%, 04/01/21	$600	$675
Sales Tax Asset Receivable, Ser A, RB
5.000%, 10/15/20	1,000	1,176
5.000%, 10/15/24	475	589
Tobacco Settlement Financing, Ser B, RB Callable 06/01/16 @ 100
5.000%, 06/01/20	500	518
Triborough, Bridge & Tunnel Authority, Ser A, RB
5.000%, 11/15/18	1,000	1,130
5.000%, 11/15/21	465	553
Triborough, Bridge & Tunnel Authority, Ser B, RB
5.000%, 11/15/18	1,000	1,130
5.000%, 11/15/19	1,000	1,155
5.000%, 11/15/23	2,000	2,419
Utility Debt Securitization, Restructuring Authority, Ser TE, RB Callable 12/15/16 @ 100
5.000%, 12/15/18	1,000	1,059
Westchester County, Ser C, GO
5.000%, 11/01/17	500	546

		158,621

Total Municipal Bonds (Cost $155,371) ($ Thousands)		159,964

CASH EQUIVALENT — 0.7%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.020% †(D)	1,072,366	1,072

Total Cash Equivalent (Cost $1,072) ($ Thousands)		1,072

Total Investments — 99.2% (Cost $156,443) ($ Thousands)		$161,036

Percentages are based on Net Assets of $162,389 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A) Security is escrowed to maturity.

(B) Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C) Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2015.

(D) Rate shown is the 7-day effective yield as of August 31, 2015.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$159,964	$—	$159,964
Cash Equivalent	1,072	—	—	1,072

Total Investments in Securities	$1,072	$159,964	$—	$161,036

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	77

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.2%

Guam — 0.9%
Territory of Guam, Section 30, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$1,000	$1,105

Pennsylvania — 97.5%
Adams County, Industrial Development Authority, Gettysburg College Project, RB
5.000%, 08/15/19	1,000	1,133
Allegheny County, Higher Education Building Authority, Duquesne University Project, Ser A, RB
5.000%, 03/01/20	675	773
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser A, RB
5.000%, 05/15/18	1,000	1,106
Allegheny County, Hospital Development Authority, UPMC Health Center Project, Ser B, RB, NATL
6.000%, 07/01/23	1,000	1,250
Allegheny County, Sanitary Authority, RB, AGM
5.000%, 06/01/18	1,000	1,107
5.000%, 12/01/19	500	574
Allegheny County, Sanitary Authority, RB, AGM Callable 12/01/20 @ 100
5.000%, 06/01/24	1,000	1,145
Allegheny County, Ser C73, GO
5.000%, 12/01/20	2,750	3,208
Beaver County, Hospital Authority, Heritage Valley Health Systems Project, RB
5.000%, 05/15/21	1,000	1,149

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Berks County, GO, AMBAC
5.850%, 11/15/18	$765	$827
Bethel Park, School District, GO Callable 08/01/19 @ 100
5.000%, 08/01/22	1,000	1,113
Bethlehem, Water Revenue Authority, RB, BAM
5.000%, 11/15/21	1,250	1,438
Bristol Township, School District, GO
5.000%, 06/01/20	1,000	1,152
Bucks County, GO
5.000%, 06/01/22	425	510
Bucks County, Water & Sewer Authority, RB, AGM
5.000%, 12/01/20	500	583
Bucks County, Water & Sewer Authority, RB, BAM
5.000%, 06/01/21	750	870
Butler County, GO
5.000%, 07/15/21	1,000	1,184
Central Bucks, School District, GO Pre-Refunded @ 100
5.000%, 05/15/18 (A)	1,500	1,666
Chester County, Ser C, GO
5.000%, 07/15/19	1,000	1,146
Chester, Water Authority, RB
5.000%, 12/01/21	500	594
Clairton, Municipal Authority, Ser B, RB
5.000%, 12/01/20	1,035	1,158
Cumberland County, GO
5.000%, 05/01/19	550	627
Delaware County, Higher Education Authority, Haverford College Project, RB Callable 05/15/20 @ 100
5.000%, 11/15/21	775	882
Delaware County, Villanova University Project, RB
5.000%, 08/01/24	1,000	1,218
Delaware River, Joint Toll Bridge Commission, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/23	1,500	1,749
5.000%, 07/01/25	1,000	1,151
Easton Area, School District, GO
5.000%, 04/01/20	1,500	1,734
Franklin County, Industrial Development Authority, Chambersburg Hospital Project, RB
5.000%, 07/01/18	1,000	1,085

78	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/20	$1,000	$1,064
Lancaster County, Hospital Authority, Masonic Villages of Grand Lodge Project, RB
5.000%, 11/01/23	800	939
Lancaster County, Solid Waste Management Authority, Ser A, RB
5.000%, 12/15/19	1,060	1,218
McKeesport, Municipal Authority, RB, AGM
5.000%, 12/15/21	1,290	1,489
Monroeville, Finance Authority, RB Callable 08/15/22 @ 100
5.000%, 02/15/23	1,000	1,166
Montgomery County, GO Pre-Refunded @ 100
5.000%, 12/15/19 (A)	85	99
Montgomery County, Industrial Development Authority, Jefferson Health Systems Project, Ser A, RB
5.000%, 10/01/19	830	944
Montgomery County, Ser C, GO, Callable 12/15/19 @ 100
5.000%, 12/15/23	880	1,002
Montgomery County, Ser C, GO Pre-Refunded @ 100
5.000%, 12/15/19 (A)	35	41
Moon Area, School District, Ser A, GO Callable 11/15/24 @ 100
5.000%, 11/15/25	1,000	1,180
Penn State University, Ser A, RB Callable 03/01/19 @ 100
5.000%, 03/01/22	835	931
Penn State University, Ser B, RB
5.250%, 08/15/21	1,000	1,193
Pennridge, School District, Ser B, GO Callable 02/15/22 @ 100
5.000%, 02/15/23	750	879
Pennridge, School District, Ser B, GO
5.000%, 02/15/22	1,000	1,183
Pennsylvania State, Economic Development Financing Authority, Ser A, RB
5.000%, 07/01/18	1,500	1,673
Pennsylvania State, Economic Development Financing Authority, Ser A, RB Callable 08/01/24 @ 100
5.000%, 02/01/25	1,000	1,178

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Revenue Project, RB Callable 07/01/19 @ 100
5.000%, 07/01/20	$1,525	$1,732
Pennsylvania State, GO Callable 11/15/21 @ 100
5.000%, 11/15/22	1,000	1,171
Pennsylvania State, GO
5.000%, 07/01/21	1,500	1,739
Pennsylvania State, Higher Education Assistance Agency, Capital Acquisition Project, RB Callable 12/15/20 @ 100
5.000%, 12/15/21	1,000	1,140
Pennsylvania State, Higher Educational Facilities Authority, Bryn Mawr College Project, RB
5.000%, 12/01/21	555	659
Pennsylvania State, Higher Educational Facilities Authority, Carnegie Mellon University Project, RB Callable 02/01/19 @ 100
5.000%, 08/01/19	1,000	1,122
5.000%, 08/01/21	1,000	1,118
Pennsylvania State, Higher Educational Facilities Authority, Ser AJ, RB Callable 06/15/19 @ 100
5.000%, 06/15/20	1,500	1,699
Pennsylvania State, Higher Educational Facilities Authority, Ser AL, RB
5.000%, 06/15/18	1,000	1,101
Pennsylvania State, Higher Educational Facilities Authority, Temple University Project, RB Callable 04/01/22 @ 100
5.000%, 04/01/23	500	582
Pennsylvania State, Higher Educational Facilities Authority, Thomas Jefferson University Project, RB Callable 03/01/20 @ 100
5.000%, 03/01/23	1,465	1,630
Pennsylvania State, Higher Educational Facilities Authority, University of Pennslyvania Health System Project, RB
5.000%, 08/15/21	1,260	1,478

SEI Tax Exempt Trust / Annual Report / August 31, 2015	79

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19 (B)	$3,125	$3,592
Pennsylvania State, Higher Educational Facilities Authority, University of the Sciences Project, RB
5.000%, 11/01/20	500	573
5.000%, 11/01/22	660	762
Pennsylvania State, Infrastructure Investment Authority, Ser A, RB Callable 05/15/25 @ 100
5.000%, 05/15/26	3,000	3,641
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, SAB
5.000%, 06/15/18	1,000	1,112
Pennsylvania State, Ser 3, GO, AGM
5.375%, 07/01/20	1,000	1,170
Pennsylvania State, Turnpike Commission, Motor License Fund, RB Callable 12/01/21 @ 100
5.000%, 12/01/23	1,000	1,145
Pennsylvania State, Turnpike Commission, Ser A, RB
5.000%, 12/01/22	1,050	1,236
Pennsylvania State, Turnpike Commission, Ser B, RB Callable 12/01/19 @ 100
5.000%, 12/01/20	2,000	2,280
Philadelphia, Airport Revenue Authority, Ser A, AMT, RB Callable 06/15/25 @ 100
5.000%, 06/15/26	1,000	1,153
Philadelphia, Airport Revenue Authority, Ser C, AMT, RB
5.000%, 06/15/18	1,000	1,100
Philadelphia, Gas Works Revenue Authority, RB Callable 08/01/25 @ 100
5.000%, 08/01/26	1,150	1,346
Philadelphia, Gas Works Revenue Authority, Ser 10, RB, AGM
5.000%, 07/01/18	1,325	1,464
Philadelphia, Gas Works Revenue Authority, Ser 12B, RB, NATL
7.000%, 05/15/20 (B)	510	578
Philadelphia, Industrial Development Authority, Ser 2015, RB
5.000%, 04/01/25	1,000	1,188
Philadelphia, School District, Ser C, GO
5.000%, 09/01/20	1,000	1,134

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Philadelphia, Water & Sewer Revenue Authority, Ser A, RB
5.000%, 07/01/18	$500	$555
5.000%, 01/01/23	1,225	1,447
Philadelphia, Water & Sewer Revenue Authority, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/25	1,000	1,111
Philadelphia, Water & Sewer Revenue Authority, Ser A, RB, AGM
5.000%, 06/15/18	1,000	1,110
Philadelphia, Water & Sewer Revenue Authority, Ser C, RB, AGM
5.000%, 08/01/18	400	446
Pittsburgh, GO, BAM
5.000%, 09/01/23	1,030	1,224
Pittsburgh, Public Schools District, Ser B, GO, AGM
5.000%, 09/01/18	1,740	1,933
Pittsburgh, Water & Sewer Authority, 1st Lien, Ser A, RB, AGM
5.000%, 09/01/19	1,000	1,143
Plum Boro, School District, Ser A, GO, BAM Callable 09/15/23 @ 100
5.000%, 09/15/24	1,000	1,184
Quaker Valley, School District, GO
5.000%, 10/01/19	500	571
Rose Tree Media, School District, Ser B, GO Callable 08/01/21 @ 100
5.000%, 02/01/25	1,500	1,754
Southeastern Pennsylvania, Transportation Authority, RB
5.000%, 03/01/18	1,000	1,100
Swarthmore, Borough Authority, Swarthmore College Project, RB
5.000%, 09/15/23	400	489
Swarthmore, Borough Authority, Swarthmore College Project, RB Callable 09/15/25 @ 100
5.000%, 09/15/26	1,255	1,535
Trinity Area, School District, GO, AGM
5.000%, 11/01/17	210	228
Unity Township, Municipal Authority, Ser A, RB, AGM
5.000%, 12/01/23	1,000	1,181
University of Pennsylvania, Area Joint Authority, RB, AGM
5.000%, 11/01/19	500	569

80	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	$500	$571
University of Pittsburgh, University Capital Project, Ser B, RB Callable 09/15/19 @ 100
5.250%, 09/15/23	1,000	1,146
Warwick, School District, GO
5.000%, 02/15/21	750	873
West Chester Area, School District, Ser A, GO
5.000%, 05/15/23	1,000	1,215
West Shore, Area Authority, Holy Spirit Hospital of the Sisters of Christian Charity, RB
5.250%, 01/01/21	1,000	1,147
West View, Municipal Authority Water Revenue, RB
5.000%, 11/15/22	250	299
West York Area, School District, GO
5.000%, 04/01/22	1,150	1,354
Westmoreland County, Ser A, GO Callable 06/01/23 @ 100
5.000%, 12/01/23	1,000	1,198
Westmoreland County, Ser A, GO
5.000%, 12/01/21	1,160	1,373
Wilkes-Barre, Finance Authority, University of Scranton Project, Ser A, RB
5.000%, 11/01/25	1,000	1,175

		114,887

Puerto Rico — 0.8%
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser AA, RB, NATL
5.500%, 07/01/19 (B)	820	953

Total Municipal Bonds (Cost $112,728) ($ Thousands)		116,945

CASH EQUIVALENT — 0.5%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.020% †(C)	601,359	601

Total Cash Equivalent (Cost $601) ($ Thousands)		601

Total Investments — 99.7% (Cost $113,329) ($ Thousands)		$117,546

Percentages are based on Net Assets of $117,853 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Security is escrowed to maturity.

(C)	Rate shown is the 7-day effective yield as of August 31, 2015.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual Assurance Company

Cl — Class

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$116,945	$—	$116,945
Cash Equivalent	601	—	—	601

Total Investments in Securities	$601	$116,945	$—	$117,546

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	81

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 71.2%

Alabama — 1.7%
Jefferson County, Sewer Revenue Authority, Sub-Ser D, RB Callable 10/01/23 @ 105
6.500%, 10/01/53	$14,000	$16,127
Montgomery, Medical Clinic Board, Jackson Hospital & Clinic Project, RB Callable 03/01/16 @ 100
5.250%, 03/01/36	750	758

		16,885

Alaska — 0.1%
Alaska State, Industrial Development & Export Authority, Boys & Girls Home Project, RB Callable 12/01/17 @ 100
6.000%, 12/01/36 (A)	200	66
Matanuska-Susitna, Goose Creek Correctional Center Project, RB, AGM Pre-Refunded @ 100
6.000%, 09/01/19 (B)	1,000	1,188

		1,254

Arizona — 1.0%
Arizona State, Health Facilities Authority, Beatitudes Campus Project, RB Callable 10/01/16 @ 100
5.200%, 10/01/37	1,700	1,665

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arizona State, Health Facilities Authority, Phoenix Children’s Hospital Project, Ser A, RB Callable 02/01/22 @ 100
5.000%, 02/01/42	$2,500	$2,623
Mohave County, Industrial Development Authority, Mohave Prison Expansion Project, RB Callable 05/01/19 @ 100
8.000%, 05/01/25	400	444
Pima County, Industrial Development Authority, American Charter Schools Foundation Project, Ser A, RB Callable 07/01/17 @ 100
5.625%, 07/01/38	250	233
Pima County, Industrial Development Authority, Tucson Country Day School Project, RB Callable 06/01/17 @ 100
5.000%, 06/01/37	265	235
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/20	500	568
Salt Verde Financial, RB
5.000%, 12/01/32	4,000	4,411

		10,179

California — 9.1%
ABAG, Finance Authority for Nonprofit, Sharp Health Care Project, RB Callable 08/01/19 @ 100
6.250%, 08/01/39	400	467
Bay Area, Toll Authority, Ser S4, RB Callable 04/01/23 @ 100
5.250%, 04/01/48	7,000	7,846
California State, Communities Development Authority, American Baptist Homes West Project, RB
4.250%, 10/01/15	200	200
California State, Communities Development Authority, California Baptist University Project, RB
6.500%, 11/01/21	500	566
California State, Economic Recovery Authority, Ser A, GO Pre-Refunded @ 100
5.000%, 07/01/16 (B)	1,000	1,039

82	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Health Facilities Financing Authority, Catholic Health Care West Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/39	$1,000	$1,142
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center Project, RB Callable 08/15/19 @ 100
5.000%, 08/15/34	2,000	2,221
California State, Health Facilities Financing Authority, Children’s Hospital of Orange County, RB Callable 11/01/19 @ 100
6.500%, 11/01/38	1,000	1,188
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 11/15/16 @ 100
5.250%, 11/15/46	2,500	2,600
California State, Health Facilities Financing Authority, Sutter Health Project, Ser B, RB Callable 05/15/18 @ 100
5.250%, 11/15/48	2,000	2,139
California State, Municipal Finance Authority, Azusa Pacific University Project, Ser B, RB Pre-Refunded @ 100
7.750%, 04/01/21 (B)	1,370	1,755
California State, Municipal Finance Authority, Biola University Project, RB Callable 04/01/18 @ 100
5.875%, 10/01/34	250	272
California State, Pollution Control Financing Authority, Waste Management Project, Ser A3, AMT, RB Callable 07/01/25 @ 100
4.300%, 07/01/40	1,500	1,500
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, RB Callable 12/01/24 @ 100
5.500%, 12/01/54	4,000	4,219
California State, Various Purposes, GO Callable 04/01/19 @ 100
6.000%, 04/01/38	2,000	2,330
Chino, Public Financing Authority, SAB Callable 09/01/22 @ 100
5.000%, 09/01/27	1,280	1,401

Description	Face Amount ($ Thousands)	Value ($ Thousands)

5.000%, 09/01/30	$1,000	$1,085
5.000%, 09/01/34	900	964
Foothill-Eastern, Transportation Corridor Agency, Sub-Ser B3, RB Callable 07/15/22 @ 100
5.500%, 01/15/53 (C)	6,250	7,189
Fremont Community Facilities District No. 1, Pacific Commons Project, SAB Callable 09/01/25 @ 100
5.000%, 09/01/40	2,000	2,122
Golden State, Tobacco Securitization, Ser A, RB Callable 06/01/25 @ 100
5.000%, 06/01/40	13,000	14,383
Imperial, Irrigation District, Ser C, RB Callable 11/01/20 @ 100
5.000%, 11/01/36	1,540	1,740
Long Beach, Towne Center Project, SAB Callable 10/01/18 @ 100
5.400%, 10/01/23	650	693
M-S-R, Energy Authority, Ser C, RB
6.500%, 11/01/39	5,885	7,712
Palomar Pomerado, Health Care Authority, Ser D, COP Callable 11/01/20 @ 100
5.250%, 11/01/21	1,000	1,078
Poway, School Facilities Improvement Authority, Unified School District Capital Appreciation Project, GO
6.770%, 08/01/38 (D)	5,410	1,978
River Islands, Public Financing Authority, RB Callable 09/01/22 @ 102
5.500%, 09/01/45	8,965	9,228
Roseville, West Park Community Facilities Authority, SAB Callable 09/01/25 @ 100
5.000%, 09/01/30	1,000	1,083
5.000%, 09/01/31	1,000	1,074
5.000%, 09/01/32	1,000	1,070
San Francisco City & County, Successor Redevelopment Agency, Mission Bays Public Improvement Project, SAB Callable 08/01/22 @ 100
5.000%, 08/01/30	1,000	1,097
Southern California, Tobacco Securitization Authority, Ser A1, RB Callable 09/17/15 @ 100
5.000%, 06/01/37	2,000	1,722

SEI Tax Exempt Trust / Annual Report / August 31, 2015	83

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Stockton, Public Financing Authority, Delta Water Supply Project, Ser A, RB Callable 10/01/23 @ 100
6.250%, 10/01/38	$1,500	$1,799
6.250%, 10/01/40	1,000	1,193
Windsor, Unified School District, Election 2008, Ser D, GO
6.940%, 08/01/35 (D)	1,800	749

		88,844

Colorado — 1.0%
Colorado State, Catholic Health Initiatives, RB
5.250%, 01/01/45	2,500	2,717
Colorado State, Health Facilities Authority, Valley View Hospital Association Project, RB Callable 05/15/18 @ 100
5.750%, 05/15/36	500	546
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	2,000	2,631
6.250%, 11/15/28	650	812
Denver, Regional Transportation District, Denver Transportation Partners Project, RB Callable 07/15/20 @ 100
6.000%, 01/15/34	500	564
E-470, Public Highway Authority, Ser C, RB Callable 09/01/20 @ 100
5.375%, 09/01/26	2,500	2,792

		10,062

Connecticut — 0.6%
Connecticut State, Health & Educational Facilities Authority, Hartford Health Care Project, Ser A, RB, AGM Callable 07/01/21 @ 100
5.000%, 07/01/41	5,000	5,498

Delaware — 0.2%
Delaware State, Economic Development Authority, Newark Charter School Project, RB Callable 03/01/22 @ 100
5.000%, 09/01/42	425	442
4.625%, 09/01/32	1,635	1,652

		2,094

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Florida — 2.3%
Alachua County, Health Facilities Authority, Oak Hammock University Project, Ser A, RB Callable 10/01/22 @ 102
8.000%, 10/01/32	$500	$620
8.000%, 10/01/42	1,000	1,235
Broward County, Airport System Revenue, Ser Q1, RB Callable 10/01/22 @ 100
5.000%, 10/01/37	2,000	2,200
Florida State, Developmental Finance Authority, Renaissance Charter School Project, Ser A, RB
6.500%, 06/15/21	500	557
Florida State, Hollywood City, Seminole Indian Tribe, Ser A, RB Callable 10/01/17 @ 100
5.250%, 10/01/27	250	263
Florida State, University Square Community Development District, Ser A1, SAB Callable 05/01/17 @ 100
5.875%, 05/01/38	150	152
Florida State, Village Community Development District No. 10, SAB Callable 05/01/23 @ 100
6.000%, 05/01/44	2,220	2,539
Hillsborough County, Aviation Authority, Tampa International Airport Project, Ser A, RB Callable 10/01/24 @ 100
5.000%, 10/01/44	5,000	5,461
Jacksonville, Economic Development Commission, Gerdau Ameristeel Project, AMT, RB Callable 10/02/15 @ 100
5.300%, 05/01/37	1,500	1,501
Jacksonville, Sales Tax Revenue Authority, Better Jacksonville Project, RB Callable 10/01/22 @ 100
5.000%, 10/01/28	2,350	2,679
Martin County, Health Facilities Authority, Martin Memorial Medical Center Project, RB Callable 11/15/21 @ 100
5.500%, 11/15/42	1,000	1,094
Miami-Dade County, Aviation Revenue Authority, Ser B, RB Callable 10/01/24 @ 100
5.000%, 10/01/37	1,000	1,113

84	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Midtown Miami, Community Development District, Parking Garage Project, Ser A, SAB Callable 05/01/23 @ 100
5.000%, 05/01/29	$1,000	$1,057
Palm Beach County, Health Facilities Authority, Sinai Residences Project, RB Callable 06/01/22 @ 102
7.500%, 06/01/49	1,000	1,155
St. Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB Callable 08/01/20 @ 100
5.875%, 08/01/40	500	552

		22,178

Georgia — 2.0%
Atlanta, Department of Aviation, Ser B, RB Callable 01/01/22 @ 100
5.000%, 01/01/37	2,000	2,224
5.000%, 01/01/42	3,000	3,314
Georgia State, Medical Center Hospital Authority, Spring Harbor Green Island Project, RB Callable 07/01/17 @ 100
5.250%, 07/01/37	600	605
Georgia State, Municipal Electric Authority, Plant Voltage Units 3 & 4 Project, RB Callable 07/01/25 @ 100
5.000%, 07/01/60	5,000	5,178
Georgia State, Municipal Electric Authority, Project One, Ser A, RB
5.250%, 01/01/17	450	478
Georgia State, Municipal Electric Authority, Vogtle Units 3 & 4 Project, Ser B, RB
5.000%, 04/01/17	1,000	1,069
Private Colleges & Universities Authority, Savannah College of Art Project, RB Callable 04/01/24 @ 100
5.000%, 04/01/44	6,000	6,423

		19,291

Hawaii — 0.1%
Hawaii State, Special Purpose Revenue Authority, Ser B, RB Callable 07/01/20 @ 100
5.750%, 07/01/40	500	564

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Idaho — 0.0%
Idaho State, Health Facilities Authority, Trinity Health Group Project, Ser B, RB Pre-Refunded @ 100
6.250%, 12/01/18 (B)	$250	$292

Illinois — 3.2%
Belleville, Frank Scott Parkway Redevelopment Project, Ser A, TA Callable 11/01/17 @ 100
5.700%, 05/01/36	250	252
Chicago, Midway International Airport, Second Lien, Ser A, AMT, RB Callable 01/01/24 @ 100
5.000%, 01/01/41	2,500	2,623
Chicago, O’Hare International Airport, Third Lien, Ser B, RB, NATL
5.250%, 01/01/18	1,500	1,639
Chicago, RB Callable 01/01/25 @ 100
5.000%, 01/01/31	1,250	1,268
5.000%, 01/01/32	1,250	1,264
Chicago, Ser 2002B, GO Callable 01/01/25 @ 100
5.500%, 01/01/34	1,750	1,626
Chicago, Ser 2005D, GO Callable 01/01/25 @ 100
5.500%, 01/01/34	3,500	3,252
5.500%, 01/01/37	2,440	2,239
Chicago, Ser A, GO Callable 01/01/25 @ 100
5.500%, 01/01/33	16,000	14,980
Hillside Village, Mannheim Redevelopment Project, TA Callable 01/01/18 @ 102
7.000%, 01/01/28	500	535
Illinois State, Finance Authority, Carle Foundation Project, Ser A, RB Callable 08/15/21 @ 100
6.000%, 08/15/41	200	234
Illinois State, Finance Authority, Fairview Obligation Group Project, Ser A, RB Callable 08/15/18 @ 100
6.250%, 08/15/35	500	—
Illinois State, Finance Authority, Leafs Hockey Club Project, Ser A, RB Callable 03/01/17 @ 100
6.000%, 03/01/37 (A)	300	73

SEI Tax Exempt Trust / Annual Report / August 31, 2015	85

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Illinois State, Finance Authority, OSF Health Care System Project, Ser A, RB Callable 05/15/19 @ 100
7.125%, 11/15/37	$1,000	$1,166
Illinois State, Finance Authority, Sherman Health System Project, Ser A, RB Pre-Refunded @ 100
5.500%, 08/01/17 (B)	250	273

		31,424

Indiana — 1.0%
Indiana State, Finance Authority, Educational Facilities, Indiana Historical Project, RB Callable 07/01/20 @ 100
5.000%, 07/01/40	375	409
Indiana State, Finance Authority, Ohio River Bridge Project, AMT, RB Callable 07/01/23 @ 100
5.000%, 07/01/48	1,000	1,037
Indiana State, Finance Authority, Ohio Valley Electric Project, Ser A, RB Callable 06/01/22 @ 100
5.000%, 06/01/32	3,450	3,683
Indiana State, Municipal Power Agency, Ser B, RB Callable 01/01/19 @ 100
6.000%, 01/01/39	1,000	1,140
Jasper County, Pollution Control Board, Ser C, RB, NATL
5.850%, 04/01/19	1,000	1,129
Vigo County, Hospital Authority, Union Hospital Project, RB Callable 09/01/21 @ 100
7.500%, 09/01/22	1,555	1,901

		9,299

Iowa — 2.2%
Iowa State, Finance Authority, Deerfield Retirement Community Project, RB Callable 11/15/24 @ 100
5.400%, 11/15/46 (C) (E)	667	332
Iowa State, Finance Authority, Deerfield Retirement Community Project, RB Callable 10/02/15 @ 100
2.000%, 05/15/56	125	—
Iowa State, Finance Authority, Iowa Fertilizer Company Project, RB Callable 12/01/18 @ 100
5.500%, 12/01/22	10,000	10,572

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Iowa State, Finance Authority, Iowa Fertilizer Company Project, RB Callable 12/01/23 @ 100
5.250%, 12/01/25	$10,100	$10,967

		21,871

Kansas — 0.3%
Kansas State, Development Finance Authority, Adventist Health Project, RB Callable 11/15/19 @ 100
5.750%, 11/15/38	500	571
Manhattan, Health Care Facilities Authority, Meadowlark Hills Retirement Project, Ser A, RB Callable 05/15/17 @ 100
5.000%, 05/15/36	1,500	1,503
Manhattan, Health Care Facilities Authority, Meadowlark Hills Retirement Project, Ser B, RB Callable 10/02/15 @ 102
5.125%, 05/15/42	1,200	1,204

		3,278

Kentucky — 0.3%
Kentucky State, Economic Development Finance Authority, Baptist Health Care Systems Project, Ser A, RB Callable 08/15/18 @ 100
5.375%, 08/15/24	1,000	1,096
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health Systems Project, Ser A, RB Callable 06/01/20 @ 100
6.375%, 06/01/40	500	569
Owen County, Waterworks System Revenue Authority, American Water Project, Ser B, RB Callable 09/01/19 @ 100
5.625%, 09/01/39	1,000	1,088

		2,753

Louisiana — 0.7%
Louisiana State, Citizens Property Insurance, Ser C3, RB, AGM Callable 06/01/18 @ 100
6.125%, 06/01/25	1,500	1,696

86	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Louisiana State, Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Project, Ser A2, RB Callable 11/01/20 @ 100
6.500%, 11/01/35	$750	$891
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB Callable 05/15/21 @ 100
6.500%, 05/15/37	1,000	1,160
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB
4.000%, 05/15/17	800	829
New Orleans, Aviation Board, Ser A1, RB, AGM Callable 01/01/19 @ 100
6.000%, 01/01/23	500	569
Saint John Baptist Parish, Marathon Oil Project, Ser A, RB Callable 06/01/17 @ 100
5.125%, 06/01/37	1,300	1,342

		6,487

Maine — 0.2%
Maine State, Finance Authority, Casella Waste Systems Project, AMT, RB
6.250%, 01/01/25 (C)	2,250	2,324

Maryland — 1.7%
Maryland State, Economic Development Authority, University of Maryland College Park Project, RB Callable 06/01/18 @ 100
5.750%, 06/01/33	1,000	1,083
Maryland State, Health & Higher Educational Facilities Authority, Ascension Health Project, Ser B, RB Callable 11/15/21 @ 100
5.000%, 11/15/51	4,500	4,958
Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins Health Center Project, Ser C, RB Callable 05/15/23 @ 100
5.000%, 05/15/43	10,000	11,012

		17,053

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts — 0.3%
Massachusetts State, Development Finance Agency, Foxborough Regional Charter School Project, Ser A, RB Callable 07/01/20 @ 100
7.000%, 07/01/42	$1,500	$1,693
Massachusetts State, Educational Financing Authority, Ser I, RB Callable 01/01/20 @ 100
6.000%, 01/01/28	795	841

		2,534

Michigan — 2.0%
Grand Traverse Academy, RB Callable 11/01/17 @ 100
5.000%, 11/01/36	300	278
Michigan State, Finance Authority, Local Government Loan Program, RB Callable 10/01/24 @ 100
4.500%, 10/01/29	6,000	6,081
Michigan State, Finance Authority, Local Government Loan Program, RB
3.875%, 10/01/23	1,250	1,250
Michigan State, Finance Authority, Senior Lien, RB Callable 07/01/24 @ 100
5.000%, 07/01/33
Michigan State, Finance Authority, Senior Lien, RB Callable 07/01/22 @ 100	3,000	3,196
5.000%, 07/01/44	4,500	4,687
Michigan State, Hospital Finance Authority, Henry Ford Health System Project, Ser A, RB Callable 11/15/16 @ 100
5.000%, 11/15/38	1,000	1,032
Michigan State, Public Educational Facilities Authority, Long-Term Obligation Bradford Project, RB Callable 09/01/17 @ 102
6.500%, 09/01/37	750	488
Royal Oak, Hospital Finance Authority, William Beaumont Hospital Project, Ser V, RB Pre-Refunded @ 100
8.250%, 09/01/18 (B)	500	608
Wayne County, Airport Authority, Metropolitan Detroit Airport Project, Ser A, RB Callable 12/01/22 @ 100
5.000%, 12/01/42	1,500	1,608

		19,228

SEI Tax Exempt Trust / Annual Report / August 31, 2015	87

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Minnesota — 0.4%
Falcon Heights, Kaleidoscope Charter School Project, Ser A, RB Pre-Refunded @ 100
6.000%, 11/01/15 (B)	$100	$101
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Pre-Refunded @ 100
6.750%, 11/15/18 (B)	300	351
Minnesota State, Higher Education Facilities Authority, Bethel University Project, Ser 6R, RB Callable 05/01/17 @ 100
5.500%, 05/01/37	1,000	1,024
Rochester, Mayo Clinic Project, Ser A, RB
4.000%, 11/15/30 (C)	2,000	2,182
Washington County, Housing & Redevelopment Authority, Birchwood & Woodbury Projects, Ser A, RB Callable 06/01/17 @ 100
5.625%, 06/01/37	500	524

		4,182

Missouri — 0.1%
Lees Summit, Summit Fair Project, TA Callable 04/01/19 @ 100
5.625%, 10/01/23	425	440
Manchester, Highway 141/Manchester Road Project, TA Callable 11/01/19 @ 100
6.875%, 11/01/39	250	263
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, RB, NATL Pre-Refunded @ 100
5.000%, 01/01/16 (B)	420	427

		1,130

Nebraska — 1.4%
Central Plains, Energy Project No.3, RB Callable 09/01/22 @ 100
5.000%, 09/01/42	5,000	5,347
Nebraska State, Public Power District, Ser A, RB Callable 01/01/22 @ 100
5.000%, 01/01/31	2,200	2,456

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Nebraska State, Public Power Generation Agency, Whelan Energy Center Unit, RB Callable 01/01/25 @ 100
5.000%, 01/01/29	$5,000	$5,652

		13,455

New Jersey — 4.4%
Burlington County, Bridge Commission, The Evergreens Project, RB Callable 01/01/18 @ 100
5.625%, 01/01/38	250	254
New Jersey State, Economic Development Authority, Ser A, RB Callable 10/02/15 @ 100
6.000%, 05/15/28	210	119
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, RB Callable 07/01/24 @ 100
5.000%, 07/01/44	3,000	3,237
New Jersey State, Tobacco Settlement Financing Authority, Ser 1A, RB Callable 06/01/17 @ 100
5.000%, 06/01/41	37,200	28,181
4.750%, 06/01/34	11,220	8,412
South Jersey, Transportation Authority LLC, Ser A, RB Callable 11/01/24 @ 100
5.000%, 11/01/39	2,500	2,608

		42,811

New Mexico — 0.2%
Farmington, Pollution Control Authority, Public Service Project, Ser B, RB Callable 11/01/20 @ 100
4.700%, 09/01/24	2,000	2,191

New York — 6.6%
Brooklyn Arena, Local Development Authority, Barclays Center Project, RB Callable 01/15/20 @ 100
6.375%, 07/15/43	500	579
6.250%, 07/15/40	1,500	1,719
Dutchess County, Local Development Authority, Marist College Project, Ser A, RB Callable 07/01/25 @ 100
5.000%, 07/01/45	6,000	6,633

88	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Metropolitan New York, Transportation Authority, Ser D, RB Callable 11/15/22 @ 100
5.000%, 11/15/28	$3,000	$3,475
Metropolitan New York, Transportation Authority, Ser E, RB Callable 11/15/22 @ 100
5.000%, 11/15/42	2,500	2,764
New York & New Jersey, Port Authority, JFK International Airport Terminal Project, RB Callable 12/01/20 @ 100
6.000%, 12/01/36	1,000	1,162
New York City, Housing Development Authority, Ser D1B, RB Callable 05/01/24 @ 100
4.350%, 11/01/48	1,500	1,532
New York City, Industrial Development Agency, Yankee Stadium Project, RB, NATL
1.050%, 03/01/26 (C)	425	384
1.040%, 03/01/25 (C)	400	362
0.794%, 03/01/16 (C)	250	249
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB Callable 08/01/24 @ 100
5.000%, 08/01/31	2,000	2,311
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB Callable 07/01/20 @ 100
6.000%, 07/01/40	500	573
New York State, Dormitory Authority, Pace University Project, Ser A, RB Callable 05/01/23 @ 100
5.000%, 05/01/29	600	641
5.000%, 05/01/38	500	524
New York State, Dormitory Authority, Ser A, RB Callable 03/15/25 @ 100
5.000%, 03/15/30	3,400	3,973
New York State, Dormitory Authority, Ser B, RB Callable 02/15/25 @ 100
5.000%, 02/15/41	10,000	11,293
New York State, Liberty Development Authority, Bank of America Tower Project, RB Callable 01/15/20 @ 100
6.375%, 07/15/49	1,000	1,130

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Liberty Development Authority, Goldman Sachs Headquarters Project, RB
5.500%, 10/01/37	$1,000	$1,207
5.250%, 10/01/35	3,000	3,510
New York State, Liberty Development Authority, Ser DD, RB Callable 06/15/23 @ 100
5.000%, 06/15/38	2,000	2,257
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/21 @ 100
5.750%, 11/15/51	4,000	4,613
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/24 @ 100
5.375%, 11/15/40	4,000	4,204
5.000%, 11/15/44	4,500	4,506
New York State, TSASC, Ser 1, RB Callable 06/01/16 @ 100
5.125%, 06/01/42	4,160	3,605
Niagara Area, Development Authority, Covanta Energy Project, AMT, RB Callable 11/01/17 @ 100
5.250%, 11/01/42	2,000	2,014

		65,220

North Carolina — 0.4%
North Carolina State, Eastern Municipal Power Agency, Ser A, RB Pre-Refunded @ 100
5.250%, 01/01/18 (B)	500	551
North Carolina State, Eastern Municipal Power Agency, Ser B, RB Pre-Refunded @ 100
5.000%, 01/01/19 (B)	1,000	1,129
North Carolina State, Medical Care Commission, Deerfield Project, Ser A, RB Callable 11/01/18 @ 100
6.000%, 11/01/33	250	273
North Carolina State, Medical Care Commission, Galloway Ridge Project, Ser A, RB Callable 01/01/20 @ 100
6.000%, 01/01/39	1,335	1,426

SEI Tax Exempt Trust / Annual Report / August 31, 2015	89

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

North Carolina State, Medical Care Commission, Rex Health Care Project, Ser A, RB
5.000%, 07/01/18	$500	$551

		3,930

Ohio — 8.7%
Buckeye, Tobacco Settlement Financing Authority, Ser A2, RB Callable 06/01/17 @ 100
6.500%, 06/01/47	24,565	21,341
5.875%, 06/01/47	19,170	15,361
5.125%, 06/01/24	22,500	18,763
Butler County, Hospital Facilities Revenue Authority, UC Health Project, RB Callable 11/01/20 @ 100
5.500%, 11/01/40	500	563
Hamilton County, Health Care Facilities Authority, Christ Hospital Project, RB Callable 06/01/22 @ 100
5.500%, 06/01/42	5,000	5,527
Ohio State, Air Quality Development Authority, First Energy Generation Project, Ser S, RB
3.750%, 12/01/23 (C)	20,000	20,548
Ohio State, Turnpike Commission, Infrastructure Project, Ser A1, RB Callable 02/15/23 @ 100
5.000%, 02/15/28	3,000	3,412

		85,515

Oklahoma — 0.1%
Oklahoma State, Turnpike Authority, Ser F, RB Callable 09/01/15 @ 100
0.010%, 01/01/28 (C)	800	800

Oregon — 0.0%
Oregon State, Facilities Authority, Concordia University Project, Ser A, RB Callable 09/01/20 @ 100
6.375%, 09/01/40	150	161

Pennsylvania — 1.3%
Allegheny County, Higher Education Building Authority, Robert Morris University Project, Ser A, RB Callable 10/15/18 @ 100
6.000%, 10/15/38	250	271

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Cumberland County, Municipal Authority, Asbury Obligation Group, RB Callable 01/01/20 @ 100
6.000%, 01/01/30	$2,500	$2,674
Cumberland County, Municipal Authority, Messiah Village Project, Ser A, RB Callable 07/01/18 @ 100
6.000%, 07/01/35	250	268
Dauphin County, General Authority, Pinnacle Health Systems Project, Ser A, RB Callable 06/01/19 @ 100
6.000%, 06/01/36	800	913
Delaware County, University Revenue Authority, Neumann University Project, RB Callable 10/01/20 @ 100
5.250%, 10/01/31	1,000	1,062
Lancaster County, Hospital Authority, Brethren Village Project, Ser A, RB Callable 07/01/17 @ 100
6.250%, 07/01/26	250	260
Pennsylvania State, Economic Development Financing Authority, PPL Energy Supply Project, Ser A, RB Callable 09/01/25 @ 100
6.400%, 12/01/38	3,000	3,030
Pennsylvania State, Higher Educational Facilities Authority, Edinboro University Foundation Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/43	250	269
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB Callable 07/01/22 @ 100
5.625%, 07/01/36	1,975	2,077
Philadelphia, Industrial Development Authority, Global Leadership Academy Project, RB Callable 11/15/20 @ 100
5.750%, 11/15/30	1,000	1,039
Philadelphia, Industrial Development Authority, Ser A, RB Callable 09/15/17 @ 100
5.500%, 09/15/37	250	254

90	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Susquehanna Area, Regional Airport Authority, Ser A, AMT, RB Callable 01/01/18 @ 100
6.500%, 01/01/38	$1,000	$1,066

		13,183

Rhode Island — 0.7%
Rhode Island State, Tobacco Settlement Financing Authority, Ser A, RB Callable 06/01/25 @ 100
5.000%, 06/01/40	500	511
Rhode Island State, Tobacco Settlement Financing Authority, Ser B, RB Callable 06/01/25 @ 100
5.000%, 06/01/50	6,250	6,317

		6,828

South Carolina — 2.9%
South Carolina State, Jobs-Economic Development Authority, Lutheran Homes Project, RB Callable 05/01/17 @ 100
5.500%, 05/01/28	1,050	1,072
South Carolina State, Public Service Authority, Santee Cooper Project, Ser B, RB Callable 12/01/23 @ 100
5.125%, 12/01/43	5,000	5,485
South Carolina State, Public Service Authority, Ser E, RB Callable 12/01/23 @ 100
5.500%, 12/01/53	20,000	22,049

		28,606

South Dakota — 0.2%
Minnehaha County, Bethany Lutheran Home for the Aged Project, RB Callable 12/01/17 @ 100
5.500%, 12/01/35	2,000	2,034

Tennessee — 0.9%
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/38	500	563

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Sullivan County, Health Educational & Housing Facilities Board, Wellmont Health System Project, Ser C, RB Callable 09/01/16 @ 100
5.250%, 09/01/36	$1,250	$1,292
Tennessee State, Energy Acquisition, Ser A, RB
5.250%, 09/01/26	2,000	2,302
Tennessee State, Energy Acquisition, Ser C, RB
5.000%, 02/01/27	4,000	4,488

		8,645

Texas — 10.9%
Central Texas, Regional Mobility Authority, Senior Lien, RB Callable 01/01/21 @ 100
6.000%, 01/01/41	1,000	1,141
Clifton, Higher Education Finance Authority, Idea Public Schools Project, RB Callable 08/15/21 @ 100
5.500%, 08/15/31	1,000	1,102
Clifton, Higher Education Finance Authority, Uplift Education Project, Ser A, RB Callable 12/01/20 @ 100
6.125%, 12/01/40	500	571
Grand Parkway Transportation, Revenue Toll Authority, Sub-Ser B, RB Callable 10/01/23 @ 100
5.000%, 04/01/53	7,000	7,605
Guadalupe-Blanco, River Authority, Texas Central Project, RB
5.625%, 10/01/17	750	815
Gulf Coast, Waste Disposal Authority, Waste Management of Texas Project, Ser C, AMT, RB Callable 05/01/16 @ 101
5.200%, 05/01/28	500	515
Harris County, Cultural Education Facilities Finance Authority, Baylor College Medical Center Project, RB Callable 11/15/22 @ 100
4.750%, 11/15/46	2,725	2,787
Harris County, Health Facilities Development Authority, Hermann Health Care Systems Project, Ser B, RB Pre-Refunded @ 100
7.250%, 12/01/18 (B)	250	300

SEI Tax Exempt Trust / Annual Report / August 31, 2015	91

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Harris County, Houston Sports Authority, Senior Lien, Ser A, RB Callable 11/15/24 @ 100
5.000%, 11/15/28	$4,055	$4,615
Houston, Airport Systems Revenue Authority, Special Facilities, Continental Airlines Project, Ser A, AMT, RB Callable 07/15/21 @ 100
6.625%, 07/15/38	3,000	3,461
Houston, Higher Education Finance Authority, Cosmos Foundation, RB Callable 05/15/21 @ 100
6.500%, 05/15/31	695	824
Houston, Higher Education Finance Authority, Cosmos Foundation, Ser S, RB Pre-Refunded @ 100
6.500%, 05/15/21 (B)	805	1,017
Lubbock, Health Facilities Development Authority, Carillon Project, Ser A, RB Callable 07/01/16 @ 101
6.500%, 07/01/26	170	174
New Hope, Cultural Education Facilities Authority, College Station Project, Ser A, RB Callable 07/01/25 @ 100
5.000%, 07/01/35	3,000	3,135
5.000%, 07/01/47	12,000	12,214
North Texas, Tollway Authority, First Tier, Ser A, RB Callable 01/01/18 @ 100
5.625%, 01/01/33	250	272
North Texas, Tollway Authority, Second Tier, Ser F, RB Pre-Refunded @ 100
5.750%, 01/01/18 (B)	1,200	1,336
North Texas, Tollway Authority, Ser A, RB Callable 02/01/20 @ 100
6.250%, 02/01/23	2,000	2,286
Pharr, Higher Education Finance Authority, Idea Public Schools Project, Ser A, RB Callable 08/15/19 @ 100
6.500%, 08/15/39	500	563
Red River, Health Facilities Development Authority, Wichita Falls Retirement Foundation Project, RB Callable 01/01/22 @ 100
5.500%, 01/01/32	500	526
5.125%, 01/01/41	500	510

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Juan, Higher Education Finance Authority, Idea Public Schools Project, Ser A, RB Callable 08/15/20 @ 100
6.700%, 08/15/40	$500	$582
Tarrant County, Cultural Education Facilities Finance Authority, Baylor Health Project, RB Pre-Refunded @ 100
6.250%, 11/15/18 (B)	500	581
Tarrant County, Cultural Education Facilities Finance Authority, Buckingham Senior Living Community Project, RB Callable 11/15/25 @ 100
5.500%, 11/15/45	1,500	1,503
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser A, RB
5.250%, 12/15/23	670	772
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser D, RB
6.250%, 12/15/26	28,500	34,077
Texas State, Municipal Gas Acquisition & Supply III, RB Callable 12/15/22 @ 100
5.000%, 12/15/29	5,000	5,425
Texas State, Public Finance Authority, RB Callable 07/01/19 @ 100
8.250%, 07/01/24	17,575	17,433
Wise County, Parker County Junior College District Project, RB Callable 08/15/21 @ 100
8.000%, 08/15/34	1,000	1,200

		107,342

Utah — 0.0%
Utah State, Charter School Finance Authority, Rockwell Charter School Project, Ser A, RB Callable 02/15/19 @ 100
6.750%, 08/15/28	500	414

Vermont — 0.2%
Vermont State, Economic Development Authority, Casella Waste System Project, AMT, RB Callable 10/02/15 @ 100
4.750%, 04/01/36 (C)	1,500	1,521

92	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Vermont State, Economic Development Authority, Central Vermont Public Service Project, RB
5.000%, 12/15/20	$750	$863

		2,384

Virginia — 0.2%
Chesterfield County, Economic Development Authority, Brandermill Woods Project, RB Callable 01/01/22 @ 100
5.125%, 01/01/43	1,000	1,022
Fauquier County, Industrial Development Authority, Fauquier Hospital Obligation Group Project, Ser A, RB Pre-Refunded @ 100
5.250%, 10/01/17 (B)	500	547
James City County, Economic Development Authority, United Methodist Home Project, RB Callable 07/01/17 @ 100
2.000%, 10/01/48	40	2
James City County, Economic Development Authority, United Methodist Home Project, RB Callable 06/01/23 @ 100
6.000%, 06/01/43	124	120
Lewistown Commerce Center, Community Development Authority, RB
6.050%, 03/01/44	116	101
Lewistown Commerce Center, Community Development Authority, Sub-Ser C, RB
6.050%, 03/01/54 (A)	123	6

		1,798

Washington — 1.5%
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB Callable 12/01/20 @ 100
5.750%, 12/01/35	1,500	1,669
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB
4.000%, 12/01/16	460	474
4.000%, 12/01/17	480	502
Washington State, Health Care Facilities Authority, Catholic Health Initiatives Project, Ser D, RB Callable 10/01/18 @ 100
6.375%, 10/01/36	400	454

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Washington State, Health Care Facilities Authority, Kadlec Regional Medical Center Project, RB Pre-Refunded @ 100
5.500%, 12/01/20 (B)	$1,500	$1,801
Washington State, Housing Finance Commission, Heron’s Key Project, Ser A, RB Callable 07/01/25 @ 100
7.000%, 07/01/50	750	759
Washington State, Housing Finance Commission, Skyline at First Hill Project, Ser A, RB Callable 01/01/17 @ 100
5.625%, 01/01/38	1,000	981
Washington State, Tobacco Settlement Authority, RB Callable 06/01/22 @ 100
5.250%, 06/01/33	2,500	2,812
Washington State, Tobacco Settlement Authority, RB Callable 06/01/21 @ 100
5.250%, 06/01/32	5,000	5,545

		14,997

West Virginia — 0.1%
West Virginia State, Hospital Finance Authority, Highland Hospital Obligation Group Project, RB Callable 10/01/21 @ 103
9.125%, 10/01/41	500	554

Total Municipal Bonds (Cost $664,987) ($ Thousands)		699,572

PREFERRED STOCK — 14.3%

Consumer Discretionary — 0.3%
Dairy Farmers of America
7.875%	31,000	3,191

		3,191

Financials — 12.8%
Aegon
6.500%	12,101	306
6.375%	128,584	3,229
4.000% (C)	15,390	367
Allstate
6.750%	70,029	1,866
6.625%	104,904	2,766
6.250%	22,789	594
5.625%	85,136	2,176

SEI Tax Exempt Trust / Annual Report / August 31, 2015	93

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2015

Description	Shares	Value ($ Thousands)

Arch Capital Group
6.750%	143,259	$3,824
Aspen Insurance Holdings
7.250%	342	9
5.950% (C)	50,200	1,279
Astoria Financial
6.500%	73,881	1,874
Axis Capital Holdings
6.875%	70,467	1,898
5.500%	75,743	1,872
Bank of America
6.625%	2,190	56
6.375%	23,154	583
6.204%	31,300	788
Bank of New York Mellon
5.200%	50,131	1,247
Barclays Bank PLC
8.125%	39,930	1,035
7.750%	65,500	1,693
7.100%	15,867	407
6.625%	14,975	381
BB&T
5.625%	81,597	2,020
5.200%	9,717	231
Capital One Financial
6.700%	27,109	719
6.250%	99,774	2,504
6.000%	8,677	215
Charles Schwab
6.000%	105,310	2,644
Citigroup
7.125% (C)	18,301	504
6.875% (C)	85,700	2,286
5.800%	61,100	1,503
City National
6.750% (C)	21,832	621
5.500%	51,823	1,281
CoBank ACB
6.125%	40,000	3,965
Cullen
5.375%	30,953	780
Deutsche Bank Contingent Capital Trust II
6.550%	122,608	3,177
Deutsche Bank Contingent Capital Trust III
7.600%	33,850	918
Fifth Third Bancorp
6.625% (C)	80,000	2,191
First Niagara Financial Group
8.625% (C)	17,617	466
FirstMerit
5.875%	26,878	679

Description	Shares	Value ($ Thousands)

Goldman Sachs Group
6.375% (C)	2,390	$62
6.200%	30,850	780
5.950%	1,490	37
5.500% (C)	350,600	8,632
4.000% (C)	43,300	860
HSBC Holdings PLC
8.000%	38,690	988
6.200%	71,103	1,790
HSBC USA
6.500%	35,026	891
ING Groep
7.200%	2,900	75
7.050%	50,127	1,288
6.375%	79,921	2,017
6.200%	3,764	95
6.125%	39,308	996
JPMorgan Chase
6.700%	38,315	1,011
6.125%	29,449	736
5.500%	15,800	379
KeyCorp
7.750%	5,000	656
M&T Bank
6.250%	3,165	3,236
MetLife
4.000% (C)	18,900	455
Morgan Stanley
7.125% (C)	115,042	3,194
6.875% (C)	53,657	1,454
4.000% (C)	161,113	3,293
National Westminster Bank PLC
7.763%	11,273	289
PartnerRe
7.250%	30,396	829
5.875%	68,439	1,736
PNC Financial Services Group
6.125% (C)	79,178	2,173
Prudential PLC
6.750%	63,750	1,641
6.500%	15,808	408
RenaissanceRe Holdings
5.375%	88,684	2,168
Royal Bank of Scotland Group PLC
6.400%	4,680	118
6.350%	1,000	25
5.750%	160,293	3,950
Santander Finance
6.800%	8,000	204
State Street
6.000%	32,900	836
5.900% (C)	114,090	2,970
5.250%	72,463	1,796
SunTrust Banks
5.875%	5,019	124

94	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Description	Shares/Face Amount ($ Thousands)	Value ($ Thousands)

TCF Financial
7.500%	96,454	$2,532
US Bancorp
6.500% (C)	57,342	1,643
6.000% (C)	75,000	1,999
5.150%	57,104	1,413
3.500% (C)	16,800	753
Valley National Bancorp
6.250% (C)	84,000	2,146
Wells Fargo
7.500%	2,861	3,373
6.625% (C)	57,230	1,578
5.850% (C)	120,000	3,072

		125,655

Utilities — 1.2%
Alabama Power
6.450%	46,981	1,245
Georgia Power
6.500%	15,000	1,575
Gulf Power
6.450%	9,000	910
6.000%	6,000	597
5.600%	20,000	1,985
Interstate Power & Light
5.100%	122,460	3,061
NSTAR Electric
4.780%	10,708	1,074
Washington Gas Light
4.800%	1,000	100
Wisconsin Public Service
6.880%	5,000	507

		11,054

Total Preferred Stock (Cost $126,734) ($ Thousands)		139,900

CORPORATE BONDS — 7.4%

Financials — 7.4%
AXA (C)
6.379%, 12/14/36	$1,000	1,061
Bank of America (C)
8.125%, 05/15/18	5,250	5,545
Bank of New York Mellon (C)
4.950%, 06/01/15	700	694
BNP Paribas (C)
7.375%, 12/29/49	1,000	1,024
7.195%, 06/29/49	4,700	5,458
Charles Schwab (C)
7.000%, 02/28/49	4,325	5,008
Citigroup (C)
8.400%, 04/30/18	2,000	2,260
5.900%, 08/15/15	1,300	1,274

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Citizens Financial Group (C)
5.500%, 10/06/15	$2,000	$1,950
Commonwealth Bank of Australia (C)
6.024%, 03/29/49	500	505
General Electric Capital (C)
6.250%, 12/15/49	1,400	1,515
JPMorgan Chase (C)
6.750%, 08/01/15	3,900	4,115
6.000%, 12/29/49	3,000	2,970
5.300%, 10/21/15	1,200	1,183
Lloyds Banking Group PLC (C)
5.920%, 09/29/49	1,700	1,696
M&T Bank (C)
6.875%, 12/29/49	100	101
6.450%, 08/11/15	700	747
MetLife (C)
5.250%, 12/29/49	10,100	10,050
Nordea Bank MTN (C)
6.125%, 12/31/49	5,000	4,950
5.500%, 09/23/19	2,600	2,574
PNC Financial Services Group (C)
6.750%, 08/01/15	2,500	2,741
Rabobank Nederland (C)
11.000%, 12/31/49	7,400	9,210
Societe Generale (C)
5.922%, 10/05/15	1,000	1,027
Standard Chartered PLC (C)
7.014%, 07/30/37	2,700	2,963
Wells Fargo (C)
5.875%, 12/31/49	1,200	1,228
Westpac Capital Trust IV (C)
5.256%, 12/29/49	700	709

Total Corporate Bonds (Cost $69,959) ($ Thousands)		72,558

U.S. TREASURY OBLIGATIONS — 7.3%
U.S. Treasury Bills (D)
0.779%, 01/21/16	32,000	31,981
0.651%, 02/11/16	5,300	5,296
0.465%, 01/14/16	15,748	15,740
0.280%, 01/28/16	4,174	4,171
0.180%, 02/18/16	200	200
0.126%, 02/04/16	1,700	1,699
0.108%, 01/07/16 (G)	666	666

		59,753

U.S. Treasury Notes
0.375%, 01/31/16	7,123	7,127
0.172%, 07/31/17	5,100	5,103

		12,230

Total U.S. Treasury Obligations (Cost $71,984) ($ Thousands)		71,983

SEI Tax Exempt Trust / Annual Report / August 31, 2015	95

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Concluded)

August 31, 2015

Description	Shares	Value ($ Thousands)

CASH EQUIVALENT — 0.8%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(F)	7,912,732	$7,913

Total Cash Equivalent (Cost $7,913) ($ Thousands)		7,913

Total Investments — 101.0% (Cost $941,577) ($ Thousands)		$991,926

Percentages are based on Net Assets of $982,345 ($ Thousands).

A list of the open futures contracts held by the Fund at August 31, 2015 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Unrealized Depreciation ($ Thousands)
U.S. Long Treasury Bond	(270)	Dec-2015	$(23)

			$(23)

For the year ended August 31, 2015, the total amount of all futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

†	Investment in Affiliated Security (see Note 2).

(A)	Security in default on interest payment.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2015.

(D)	Zero coupon security. The rate shown on the Schedule of Investments represents the security’s effective yield at the time of purchase.

(E)	Step Bond — The rate reflected on the Schedule of Investments is the effective yield on August 31, 2015. The coupon on a step bond changes on a specified date.

(F)	Rate shown is the 7-day effective yield as of August 31, 2015.

(G)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corporation

PLC — Public Limited Company

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of August 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$699,572	$—	$699,572
Preferred Stock	139,900	—	—	139,900
Corporate Bonds	—	72,558	—	72,558
U.S. Treasury Obligations	—	71,983	—	71,983
Cash Equivalent	7,913	—	—	7,913

Total Investments in Securities	$147,813	$844,113	$—	$991,926

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(23)	$—	$—	$(23)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

96	SEI Tax Exempt Trust / Annual Report / August 31, 2015

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Statements of Assets and Liabilities ($ Thousands)

August 31, 2015

	Tax Free Fund		Institutional Tax Free Fund		Intermediate- Term Municipal Fund		Short Duration Municipal Fund
ASSETS:
Investments, at value†	$995,295		$1,181,792		$1,465,442		$1,392,641
Affiliated investment, at value††	—		—		6,890		1,235
Cash	23,474		16,783		—		—
Dividends and interest receivable	630		665		16,691		6,719
Receivable for investment securities sold	—		—		—		3,675
Receivable for fund shares sold	—		—		1,698		4,222
Cash pledged as collateral for futures contracts	—		—		—		—
Variation margin receivable on financial derivative instruments	—		—		—		—
Prepaid expenses	17		18		24		21
Total Assets	1,019,416		1,199,258		1,490,745		1,408,513
LIABILITIES:
Payable for investment securities purchased	10,120		12,450		4,260		20,124
Investment advisory fees payable	33		40		415		383
Administration fees payable	13		39		191		172
Trustees’ fees payable	3		4		4		4
Chief Compliance Officer fees payable	1		1		2		2
Shareholder servicing fees payable	—		—		122		113
Income distribution payable	—		6		379		58
Payable for fund shares redeemed	—		—		1,240		4,345
Accrued expense payable	73		94		130		122
Total Liabilities	10,243		12,634		6,743		25,323
Net Assets	$1,009,173		$1,186,624		$1,484,002		$1,383,190
†Cost of investments	$995,295		$1,181,792		$1,405,235		$1,391,017
††Cost of affiliated investment	—		—		6,890		1,235
NET ASSETS:
Paid-in capital — (unlimited authorization — no par value)	$1,009,101		$1,186,603		$1,427,689		$1,383,097
Undistributed/(distributions in excess of) net investment income	7		4		192		36
Accumulated net realized gain/(loss) on investments, futures contracts and swap contracts	65		17		(4,086)		(1,567)
Net unrealized appreciation on investments	—		—		60,207		1,624
Net unrealized depreciation on futures contracts	—		—		—		—
Net Assets	$1,009,173		$1,186,624		$1,484,002		$1,383,190
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00		$1.00		$11.62		$10.04
	($1,009,173,059 ÷ 1,009,250,471 shares	)	($993,060,972 ÷ 993,216,693 shares	)	($1,483,981,839 ÷ 127,750,505 shares	)	($1,383,169,516 ÷ 137,734,317 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class B	N/A		$1.00		N/A		N/A
			($191,319,297 ÷ 191,313,162 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class C	N/A		$1.00		N/A		N/A
			($2,244,046 ÷ 2,248,916 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	N/A		N/A		$11.62		$10.04
					($19,910 ÷ 1,714 shares	)	($19,997 ÷ 1,992 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

98	SEI Tax Exempt Trust / Annual Report / August 31, 2015

California Municipal Bond Fund		Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund

$267,146		$55,981		$99,782		$159,964		$116,945		$984,013
4,207		1,756		2,379		1,072		601		7,913
—		—		—		—		—		16
3,438		531		1,074		1,662		1,266		10,721
—		—		—		—		316		160
126		39		236		31		53		1,622
—		—		—		—		—		756
—		—		—		—		—		160
4		1		1		3		2		15
274,921		58,308		103,472		162,732		119,183		1,005,376

787		1,455		—		—		1,147		20,875
76		16		33		46		35		414
69		11		29		36		9		170
1		—		—		1		—		3
—		—		—		—		—		1
55		—		15		3		14		80
57		10		14		26		34		458
151		29		69		217		82		936
23		19		9		14		9		94
1,219		1,540		169		343		1,330		23,031
$273,702		$56,768		$103,303		$162,389		$117,853		$982,345
$256,824		$53,815		$97,873		$155,371		$112,728		$933,664
4,207		1,756		2,379		1,072		601		7,913

$262,687		$54,165		$101,143		$157,369		$115,392		$943,296
35		3		3		9		5		(313)
658		434		248		418		(1,761)		(10,964)
10,322		2,166		1,909		4,593		4,217		50,349
—		—		—		—		—		(23)
$273,702		$56,768		$103,303		$162,389		$117,853		$982,345
$10.84		$10.70		$10.37		$10.75		$10.70		$10.01
($273,702,235 ÷ 25,241,537 shares	)	($56,767,587 ÷ 5,305,828 shares	)	($103,302,844 ÷ (9,963,443 shares	)	($162,389,027 ÷ 15,103,869 shares	)	($107,636,498 ÷ 10,059,874 shares	)	($973,358,788 ÷ 97,243,320 shares )
N/A		N/A		N/A		N/A		$10.70		N/A
								($10,216,814 ÷ 954,417 shares	)
N/A		N/A		N/A		N/A		N/A		N/A

N/A		N/A		N/A		N/A		N/A		$10.00
										($8,986,197 ÷ 898,620 shares )

SEI Tax Exempt Trust / Annual Report / August 31, 2015	99

Statements of Operations ($ Thousands)

For the year ended August 31, 2015

	Tax Free Fund	Institutional Tax Free Fund	Intermediate- Term Municipal Fund	Short Duration Municipal Fund
Investment Income:
Interest Income	$704	$759	$44,616	$11,169
Dividend Income	—	—	—	—
Dividend Income from Affiliated Investments*	—	—	3	3
Total Investment Income	704	759	44,619	11,172
Expenses:
Administration Fees	2,986	3,270	3,396	2,999
Shareholder Servicing Fees — Class A	2,446	2,240	3,538	3,124
Administrative and Shareholder Servicing Fees — Class B	—	521	—	—
Administrative and Shareholder Servicing Fees — Class C	—	14	—	—
Investment Advisory Fees	392	430	4,669	4,124
Trustees’ Fees	9	11	14	13
Chief Compliance Officer Fees	4	5	7	6
Printing Fees	61	71	89	79
Pricing Fees	47	50	67	58
Professional Fees	46	58	72	65
Custodian/Wire Agent Fees	34	35	49	44
Registration Fees	13	58	60	64
Other Expenses	31	31	43	38
Total Expenses	6,069	6,794	12,004	10,614
Less, Waiver of:
Administration Fees	(2,986)	(3,270)	(652)	(593)
Shareholder Servicing Fees — Class A	(2,446)	(2,240)	—	—
Administrative and Shareholder Servicing Fees — Class B	—	(521)	—	—
Administrative and Shareholder Servicing Fees — Class C	—	(14)	—	—
Investment Advisory Fees	(35)	(189)	(2,425)	(2,136)
Net Expenses	602	560	8,927	7,885
Net Investment Income	102	199	35,692	3,287
Net Realized Gain/(Loss) on:
Investments	65	21	2,454	(221)
Futures Contracts	—	—	—	—
Swap Contracts	—	—	—	—
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	—	—	(15,335)	(1,149)
Futures Contracts	—	—	—	—
Swap Contracts	—	—	—	—
Net Increase in Net Assets Resulting from Operations	$167	$220	$22,811	$1,917

Amounts designated as “—” are $0 or have been rounded to $0.

*	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

100	SEI Tax Exempt Trust / Annual Report / August 31, 2015

California Municipal Bond Fund	Massachusetts Municipal Bond Fund	New Jersey Municipal Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund	Tax-Advantaged Income Fund

$7,266	$1,401	$2,809	$3,933	$3,262	$35,142
—	—	—	—	—	7,797
1	—	—	—	—	2
7,267	1,401	2,809	3,933	3,262	42,941

637	129	243	376	245	2,686
664	134	253	391	266	2,225
—	—	—	—	48	—
—	—	—	—	—	—
876	177	338	517	428	4,423
3	1	1	2	1	9
1	—	—	1	1	4
17	4	6	10	8	56
12	2	5	7	6	42
13	3	5	8	6	47
9	2	4	5	4	31
10	2	4	6	3	39
9	2	3	5	4	27
2,251	456	862	1,328	1,020	9,589

(99)	(20)	(41)	(58)	(106)	(1)
(262)	(52)	(104)	(156)	(8)	—
—	—	—	—	(35)	—
—	—	—	—	—	—
(294)	(45)	(109)	(173)	(122)	(1,980)
1,596	339	608	941	749	7,608
5,671	1,062	2,201	2,992	2,513	35,333

719	500	248	609	503	494
—	—	—	—	—	(1,042)
—	—	—	—	—	(8,468)

(2,274)	(899)	(2,018)	(1,592)	(881)	(2,874)
—	—	—	—	—	(23)
—	—	—	—	—	3,761
$4,116	$663	$431	$2,009	$2,135	$27,181

SEI Tax Exempt Trust / Annual Report / August 31, 2015	101

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Tax Free Fund		Institutional Tax Free Fund
	2015	2014	2015	2014
Operations:
Net Investment Income	$102	$85	$199	$191
Net Realized Gain/(Loss) on Investments	65	2	21	38
Net Change in Unrealized Appreciation/(Depreciation) on Investments	—	—	—	—
Net Increase in Net Assets Resulting from Operations	167	87	220	229
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(98)	(88)	(165)	(157)
Class B	N/A	N/A	(32)	(35)
Class C	N/A	N/A	(1)	(1)
Class Y(2)	N/A	N/A	N/A	N/A
Net Realized Gains
Class A	—	—	(25)	(33)
Class B	N/A	N/A	(5)	(7)
Class C	N/A	N/A	—	—
Class Y(2)	N/A	N/A	N/A	N/A
Total Dividends and Distributions	(98)	(88)	(228)	(233)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	7,862,049	6,217,717	4,340,868	3,082,682
Reinvestment of Dividends & Distributions	94	85	69	78
Cost of Shares Redeemed	(7,833,766)	(5,928,447)	(4,108,161)	(3,080,668)
Net Increase from Class A Transactions	28,377	289,355	232,776	2,092
Class B:
Proceeds from Shares Issued	N/A	N/A	592,155	500,793
Reinvestment of Dividends & Distributions	N/A	N/A	21	23
Cost of Shares Redeemed	N/A	N/A	(576,401)	(496,736)
Net Increase from Class B Transactions	N/A	N/A	15,775	4,080
Class C:
Proceeds from Shares Issued	N/A	N/A	8,669	16,196
Reinvestment of Dividends & Distributions	N/A	N/A	1	—
Cost of Shares Redeemed	N/A	N/A	(8,907)	(18,023)
Net Decrease from Class C Transactions	N/A	N/A	(237)	(1,827)
Class Y(2):
Proceeds from Shares Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends & Distributions	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A
Net Increase from Class Y Transactions	N/A	N/A	N/A	N/A
Net Increase in Net Assets from Capital Share Transactions	28,377	289,355	248,314	4,345
Net Increase in Net Assets	28,446	289,354	248,306	4,341
Net Assets:
Beginning of Year	980,727	691,373	938,318	933,977
End of Year	$1,009,173	$980,727	$1,186,624	$938,318
Undistributed Net Investment Income	$7	$3	$4	$3
(1)	See Note 7 in the Notes to Financial Statements.

(2)	Class Y commenced operations on May 1, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

102	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Intermediate-Term Municipal Fund		Short Duration Municipal Fund		California Municipal Bond Fund
2015	2014	2015	2014	2015	2014

$35,692	$32,329	$3,287	$5,797	$5,671	$5,265
2,454	(5,628)	(221)	(801)	719	395
(15,335)	63,113	(1,149)	4,571	(2,274)	10,510
22,811	89,814	1,917	9,567	4,116	16,170

(35,607)	(32,252)	(3,283)	(5,792)	(5,668)	(5,251)
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
—	N/A	—	N/A	N/A	N/A

—	—	—	—	(304)	(1,307)
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
—	N/A	—	N/A	N/A	N/A
(35,607)	(32,252)	(3,283)	(5,792)	(5,972)	(6,558)

390,977	394,362	601,444	488,289	58,552	73,365
31,371	28,244	2,746	4,910	5,235	5,763
(245,714)	(233,579)	(360,333)	(362,997)	(42,297)	(42,201)
176,634	189,027	243,857	130,202	21,490	36,927

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

20	N/A	20	N/A	N/A	N/A
—	N/A	—	N/A	N/A	N/A
—	N/A	—	N/A	N/A	N/A
20	N/A	20	N/A	N/A	N/A
176,654	189,027	243,877	130,202	21,490	36,927
163,858	246,589	242,511	133,977	19,634	46,539

1,320,144	1,073,555	1,140,679	1,006,702	254,068	207,529
$1,484,002	$1,320,144	$1,383,190	$1,140,679	$273,702	$254,068
$192	$136	$36	$40	$35	$35

SEI Tax Exempt Trust / Annual Report / August 31, 2015	103

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund
	2015	2014	2015	2014
Operations:
Net Investment Income	$1,062	$1,060	$2,201	$2,107
Net Realized Gain/(Loss) on Investments, Futures Contracts and Swap Contracts	500	(39)	248	206
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Futures Contracts and Swap Contracts	(899)	2,124	(2,018)	1,980
Net Increase in Net Assets Resulting from Operations	663	3,145	431	4,293
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(1,062)	(1,060)	(2,200)	(2,107)
Class B	N/A	N/A	N/A	N/A
Class Y(2)	N/A	N/A	N/A	N/A
Net Realized Gains
Class A	(16)	(193)	(206)	(81)
Class B	N/A	N/A	N/A	N/A
Class Y(2)	N/A	N/A	N/A	N/A
Total Dividends and Distributions	(1,078)	(1,253)	(2,406)	(2,188)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	13,331	12,437	20,357	24,885
Reinvestment of Dividends & Distributions	952	1,115	2,250	2,062
Cost of Shares Redeemed	(8,494)	(5,877)	(14,341)	(15,303)
Net Increase from Class A Transactions	5,789	7,675	8,266	11,644
Class B:
Proceeds from Shares Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends & Distributions	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A
Net Decrease from Class B Transactions	N/A	N/A	N/A	N/A
Class Y(2):
Proceeds from Shares Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends & Distributions	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A
Net Increase from Class Y Transactions	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	5,789	7,675	8,266	11,644
Net Increase/(Decrease) in Net Assets	5,374	9,567	6,291	13,749
Net Assets:
Beginning of Year	51,394	41,827	97,012	83,263
End of Year	$56,768	$51,394	$103,303	$97,012
Undistributed/(Distributions in Excess of) Net Investment Income	$3	$3	$3	$2
(1)	See Note 7 in the Notes to Financial Statements.

(2)	Class Y commenced operations on May 1, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

104	SEI Tax Exempt Trust / Annual Report / August 31, 2015

New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
2015	2014	2015	2014	2015	2014

$2,992	$2,907	$2,513	$2,490	$35,333	$26,826
609	(75)	503	(1,011)	(9,016)	(4,186)
(1,592)	4,852	(881)	4,017	864	55,962
2,009	7,684	2,135	5,496	27,181	78,602

(2,989)	(2,906)	(2,163)	(1,937)	(33,458)	(25,632)
N/A	N/A	(351)	(550)	N/A	N/A
N/A	N/A	N/A	N/A	(106)	N/A

(116)	(330)	—	—	—	(1,898)
N/A	N/A	—	—	N/A	N/A
N/A	N/A	N/A	N/A	—	N/A
(3,105)	(3,236)	(2,514)	(2,487)	(33,564)	(27,530)

32,313	36,425	28,866	37,151	326,009	291,173
2,790	2,891	1,952	1,735	28,918	23,542
(21,558)	(18,287)	(24,597)	(16,155)	(158,439)	(147,380)
13,545	21,029	6,221	22,731	196,488	167,335

N/A	N/A	575	2,398	N/A	N/A
N/A	N/A	54	59	N/A	N/A
N/A	N/A	(13,753)	(3,667)	N/A	N/A
N/A	N/A	(13,124)	(1,210)	N/A	N/A

N/A	N/A	N/A	N/A	9,435	N/A
N/A	N/A	N/A	N/A	102	N/A
N/A	N/A	N/A	N/A	(473)	N/A
N/A	N/A	N/A	N/A	9,064	N/A
13,545	21,029	(6,903)	21,521	205,552	167,335
12,449	25,477	(7,282)	24,530	199,169	218,407

149,940	124,463	125,135	100,605	783,176	564,769
$162,389	$149,940	$117,853	$125,135	$982,345	$783,176
$9	$6	$5	$12	$(313)	$(519)

SEI Tax Exempt Trust / Annual Report / August 31, 2015	105

Financial Highlights

For the Years or Period Ended August 31,

For a Share Outstanding Throughout the Years or Period

	Net Asset Value, Beginning of Year or Period	Net Investment Income*	Net Realized and Unrealized Gains/ (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year or Period	Total Return†	Net Assets End of Year or Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Tax Free Fund
Class A
2015	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.01%	$1,009,173	0.06	%(1)	0.62%	0.01%	N/A
2014	1.00	—	—	—	—	—	—	1.00	0.01	980,727	0.09	(1)	0.68	0.01	N/A
2013	1.00	—	—	—	—	—	—	1.00	0.01	691,373	0.16	(1)	0.68	0.01	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.01	555,705	0.23	(1)	0.69	0.01	N/A
2011	1.00	—	—	—	—	—	—	1.00	0.03	584,917	0.30	(1)	0.69	0.01	N/A
Institutional Tax Free Fund
Class A
2015	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.02%	$993,061	0.05	%(1)	0.62%	0.02%	N/A
2014	1.00	—	—	—	—	—	—	1.00	0.02	760,291	0.09	(1)	0.68	0.02	N/A
2013	1.00	—	—	—	—	—	—	1.00	0.02	758,204	0.15	(1)	0.68	0.02	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.03	778,284	0.22	(1)	0.69	0.03	N/A
2011	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.06	781,975	0.27	(1)	0.69	0.05	N/A
Class B
2015	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.02%	$191,319	0.05	%(1)	0.67%	0.02%	N/A
2014	1.00	—	—	—	—	—	—	1.00	0.02	175,546	0.09	(1)	0.73	0.02	N/A
2013	1.00	—	—	—	—	—	—	1.00	0.02	171,465	0.15	(1)	0.73	0.02	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.03	163,330	0.22	(1)	0.74	0.03	N/A
2011	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.06	176,468	0.27	(1)	0.74	0.05	N/A
Class C
2015	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.02%	$2,244	0.05	%(1)	0.87%	0.02%	N/A
2014	1.00	—	—	—	—	—	—	1.00	0.02	2,481	0.09	(1)	0.93	0.02	N/A
2013	1.00	—	—	—	—	—	—	1.00	0.02	4,308	0.15	(1)	0.93	0.02	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.03	3,806	0.22	(1)	0.94	0.03	N/A
2011	1.00	0.001	—	0.001	(0.001)	—	(0.001)	1.00	0.06	2,994	0.27	(1)	0.93	0.05	N/A
Intermediate-Term Municipal Fund
Class A
2015	$11.72	$0.29	$(0.10)	$0.19	$(0.29)	$—	$(0.29)	$11.62	1.67%	$1,483,982	0.63%		0.85%	2.52%	10%
2014	11.16	0.31	0.56	0.87	(0.31)	—	(0.31)	11.72	7.88	1,320,144	0.63		0.85	2.70	13
2013	11.81	0.32	(0.65)	(0.33)	(0.32)	—	(0.32)	11.16	(2.92)	1,073,555	0.63		0.85	2.70	24
2012	11.39	0.35	0.42	0.77	(0.35)	—	(0.35)	11.81	6.83	1,010,330	0.64		0.86	2.98	27
2011	11.48	0.38	(0.09)	0.29	(0.38)	—	(0.38)	11.39	2.62	932,396	0.63		0.86	3.37	23
Class Y@
2015	$11.67	$0.11	$(0.06)	$0.05	$(0.10)	$—	$(0.10)	$11.62	0.45%	$20	0.38%		0.60%	2.85%	10%
Short Duration Municipal Fund
Class A
2015	$10.05	$0.03	$(0.01)	$0.02	$(0.03)	$—	$(0.03)	$10.04	0.16%	$1,383,170	0.63%		0.85%	0.26%	37%
2014	10.02	0.05	0.03	0.08	(0.05)	—	(0.05)	10.05	0.85	1,140,679	0.63		0.85	0.54	42
2013	10.07	0.07	(0.05)	0.02	(0.07)	—	(0.07)	10.02	0.17	1,006,702	0.63		0.85	0.69	42
2012	10.08	0.11	(0.01)	0.10	(0.11)	—	(0.11)	10.07	1.03	762,626	0.64		0.86	1.09	42
2011	10.11	0.14	(0.03)	0.11	(0.14)	—	(0.14)	10.08	1.06	614,293	0.63		0.86	1.36	69
Class Y@
2015	$10.04	$0.02	$(0.01)	$0.01	$(0.01)	$—	$(0.01)	$10.04	0.11%	$20	0.38%		0.52%	0.52%	37%
California Municipal Bond Fund
Class A
2015	$10.92	$0.23	$(0.07)	$0.16	$(0.23)	$(0.01)	$(0.24)	$10.84	1.53%	$273,702	0.60%		0.85%	2.14%	13%
2014	10.47	0.25	0.51	0.76	(0.25)	(0.06)	(0.31)	10.92	7.37	254,068	0.60		0.85	2.30	7
2013	11.13	0.27	(0.58)	(0.31)	(0.27)	(0.08)	(0.35)	10.47	(2.92)	207,529	0.60		0.85	2.47	10
2012	10.78	0.32	0.35	0.67	(0.32)	—	(0.32)	11.13	6.27	176,713	0.61		0.86	2.89	20
2011	10.85	0.34	(0.07)	0.27	(0.34)	—	(0.34)	10.78	2.64	171,933	0.60		0.86	3.20	12
Massachusetts Municipal Bond Fund
Class A
2015	$10.78	$0.21	$(0.08)	$0.13	$(0.21)	$—	$(0.21)	$10.70	1.27%	$56,768	0.63%		0.85%	1.98%	16%
2014	10.34	0.24	0.49	0.73	(0.24)	(0.05)	(0.29)	10.78	7.16	51,394	0.63		0.85	2.31	7
2013	11.03	0.27	(0.64)	(0.37)	(0.27)	(0.05)	(0.32)	10.34	(3.45)	41,827	0.63		0.85	2.45	18
2012	10.77	0.29	0.32	0.61	(0.29)	(0.06)	(0.35)	11.03	5.71	40,750	0.64		0.86	2.63	10
2011	10.83	0.31	(0.03)	0.28	(0.31)	(0.03)	(0.34)	10.77	2.72	39,102	0.63		0.86	2.93	17
New Jersey Municipal Bond Fund
Class A
2015	$10.57	$0.23	$(0.18)	$0.05	$(0.23)	$(0.02)	$(0.25)	$10.37	0.47%	$103,303	0.60%		0.85%	2.17%	15%
2014	10.32	0.24	0.26	0.50	(0.24)	(0.01)	(0.25)	10.57	4.93	97,012	0.60		0.85	2.33	8
2013	10.85	0.27	(0.49)	(0.22)	(0.27)	(0.04)	(0.31)	10.32	(2.15)	83,263	0.60		0.85	2.50	9
2012	10.65	0.30	0.21	0.51	(0.30)	(0.01)	(0.31)	10.85	4.83	76,595	0.61		0.86	2.81	16
2011	10.80	0.32	(0.12)	0.20	(0.32)	(0.03)	(0.35)	10.65	1.90	75,437	0.60		0.86	3.04	6

106	SEI Tax Exempt Trust / Annual Report / August 31, 2015

	Net Asset Value, Beginning of Year or Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year or Period	Total Return†	Net Assets End of Year or Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
New York Municipal Bond Fund
Class A
2015	$10.83	$0.21	$(0.06)	$0.15	$(0.21)	$(0.02)	$(0.23)	$10.75	1.25%	$162,389	0.60%	0.85%	1.91%	17%
2014	10.48	0.22	0.38	0.60	(0.22)	(0.03)	(0.25)	10.83	5.80	149,940	0.60	0.85	2.11	10
2013	11.05	0.24	(0.50)	(0.26)	(0.24)	(0.07)	(0.31)	10.48	(2.41)	124,463	0.60	0.85	2.23	13
2012	10.94	0.28	0.22	0.50	(0.28)	(0.11)	(0.39)	11.05	4.67	111,760	0.61	0.87	2.59	17
2011	11.08	0.32	(0.06)	0.26	(0.32)	(0.08)	(0.40)	10.94	2.42	103,395	0.60	0.86	2.95	18
Pennsylvania Municipal Bond Fund
Class A
2015	$10.73	$0.22	$(0.03)	$0.19	$(0.22)	$—	$(0.22)	$10.70	1.77%	$107,636	0.63%	0.83%	2.04%	19%
2014	10.45	0.23	0.28	0.51	(0.23)	—	(0.23)	10.73	4.94	101,802	0.63	0.83	2.18	6
2013	10.98	0.27	(0.53)	(0.26)	(0.27)	—	(0.27)	10.45	(2.41)	76,703	0.63	0.83	2.51	9
2012	10.65	0.31	0.33	0.64	(0.31)	—	(0.31)	10.98	6.08	64,117	0.63	0.84	2.89	12
2011	10.71	0.33	(0.05)	0.28	(0.34)	—	(0.34)	10.65	2.70	59,344	0.63	0.84	3.17	14
Class B
2015	$10.74	$0.23	$(0.04)	$0.19	$(0.23)	$—	$(0.23)	$10.70	1.83%	$10,217	0.48%	0.88%	2.17%	19%
2014	10.45	0.25	0.29	0.54	(0.25)	—	(0.25)	10.74	5.19	23,333	0.48	0.88	2.34	6
2013	10.99	0.29	(0.54)	(0.25)	(0.29)	—	(0.29)	10.45	(2.35)	23,902	0.48	0.88	2.66	9
2012	10.66	0.33	0.33	0.66	(0.33)	—	(0.33)	10.99	6.24	23,380	0.48	0.89	3.04	12
2011	10.72	0.35	(0.06)	0.29	(0.35)	—	(0.35)	10.66	2.85	22,116	0.48	0.89	3.33	14
Tax-Advantaged Income Fund
Class A
2015	$10.07	$0.40	$(0.08)	$0.32	$(0.38)	$—	$(0.38)	$10.01	3.23%	$973,359	0.86%	1.08%	3.99%	22%
2014	9.31	0.39	0.78	1.17	(0.38)	(0.03)	(0.41)	10.07	12.78	783,176	0.86	1.13	4.04	28
2013	9.99	0.41	(0.69)	(0.28)	(0.40)	—	(0.40)	9.31	(3.04)	564,769	0.86	1.13	4.06	32
2012	9.19	0.44	0.79	1.23	(0.43)	—	(0.43)	9.99	13.72	429,335	0.87	1.14	4.61	13
2011	9.53	0.45	(0.35)	0.10	(0.44)	—	(0.44)	9.19	1.16	297,626	0.86	1.14	4.90	19
Class Y@
2015	$10.14	$0.17	$(0.17)	$—	$(0.14)	$—	$(0.14)	$10.00	(0.05)%	$8,986	0.61%	1.33%	4.94%	22%

(1)	The Distributor and/or the Administrator have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Tax Free Fund and Institutional Tax Free Fund in order to limit one-day net income yield to not less than 0.01% of the each Fund’s average daily net assets of the share class. Had this waiver been excluded, the expense ratio would have been equal to, or less than, the expense cap ratio. See Note 3 in Notes to Financial Statements.
@	Class Y commenced operations on May 1, 2015. All ratios for the period have been annualized.
*	Per share calculations were performed using average shares.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	The expense ratio includes Trustee fees that are not subject to any voluntary or reimbursement agreement. Had the fees been excluded, the expense ratios would have been equal to, or less than, the expense cap ratio. See Note 3.
N/A	— Not applicable.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	107

Notes to Financial Statements

August 31, 2015

1. ORGANIZATION

SEI Tax Exempt Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with ten operational funds (“Funds”): the Tax Free and Institutional Tax Free Funds, (each a “Fund”, collectively “the Money Market Funds”), and the Intermediate-Term Municipal, Short Duration Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, and Tax-Advantaged Income Funds (each a “Fund”, collectively “the Fixed Income Funds”). The Funds are registered to offer up to four classes of shares: Class A, Class B, Class C and Class Y. Currently, the Money Market Funds and the Fixed Income Funds have operational Class A shares, the Institutional Tax Free and Pennsylvania Municipal Bond Funds have operational Class B shares, and the Institutional Tax Free Fund has operational Class C shares. On May 1, 2015, Class Y shares commenced operations in the Intermediate-Term Municipal, Short Duration Municipal and Tax-Advantaged Income Funds.

The Trust’s prospectuses provide a description of each Fund’s investment objective, policies and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of August 31, 2015, there were no fair valued securities in the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

108	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stock, bank loans, warrants, swaps and forward contracts.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The valuation techniques used by the Funds to measure fair value during the year ended August 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended August 31, 2015, the Funds did not have transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2015, the Funds did not have transfers in or out of Level 3 assets and liabilities.

For the year ended August 31, 2015, there were no Level 3 securities held by the Funds.

For the year ended August 31, 2015, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At August 31, 2015, the Funds did not own any illiquid securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Swap Agreements — To the extent consistent with its investment objective and strategies, the Fixed Income Funds may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fixed Income Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to a Fixed Income Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. At August 31, 2015, the Funds did not own any swap agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	109

Notes to Financial Statements (Continued)

August 31, 2015

To reduce counterparty risk with respect to over-the counter (“OTC”) transactions, the Tax-Advantaged Income Fund may enter into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund. The right of set-off exists in the event of default or other termination events. In the event of a default, the total market value exposure will be set-off against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Settlements of transactions, in the ordinary course of business, are not typically subject to net settlement.

For financial reporting purposes, the Tax-Advantaged Income Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Tax-Advantaged Income Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in its Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following is a summary of the variation margin of centrally cleared financial derivative instruments of the Funds as of August 31, 2015 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
	Variation Margin Asset		Variation Margin Liability
Fund	Futures Contracts	Total	Futures Contracts	Total
Tax-Advantaged Income Fund	$160	$160	$—	$—

Total Centrally Cleared	$160	$160	$—	$—

Cash and securities with an aggregate market value of $1,422 ($ Thousands) have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of August 31, 2015.

Investment in Affiliated Security — The Funds may invest in affiliated money market funds. Income received from such investments is listed under dividend income from affiliated investments in the Statement of Operations.

The following is a summary of the transactions with affiliates for the year ended August 31, 2015 ($ Thousands):

SEI TAX EXEMPT TRUST, INSTITUTIONAL TAX FREE FUND
	Value 8/31/2014	Purchases at Cost	Proceeds from Sales	Value 8/31/2015	Dividend Income
Intermediate-Term Municipal Fund	$23,943	$295,274	$(312,327)	$6,890	$3
Short Duration Municipal Fund	31,153	463,268	(493,186)	1,235	3
California Municipal Bond Fund	2,483	67,627	(65,903)	4,207	1
Massachusetts Municipal Bond Fund	1,262	16,877	(16,383)	1,756	—
New Jersey Municipal Bond Fund	1,699	22,522	(21,842)	2,379	—
New York Municipal Bond Fund	676	43,407	(43,011)	1,072	—
Pennsylvania Municipal Bond Fund	1,423	34,886	(35,708)	601	—
Tax-Advantaged Income Fund	11,377	143,082	(146,546)	7,913	2

Discount and Premium Amortization — All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

110	SEI Tax Exempt Trust / Annual Report / August 31, 2015

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as the Investment Adviser (the “Adviser”) to each Fund. In connection with serving as Adviser to the Fixed Income Funds, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. In connection with serving as Adviser to the Money Market Funds, SIMC is entitled to a tiered fee, which is calculated daily and paid monthly, based on the combined assets of the Money Market Funds. The annual fee received by SIMC for the Money Market Funds is paid to the sub-advisers of the Money Market Funds in accordance with the sub-advisory agreements. Accordingly, SIMC does not retain a fee for its services as Adviser to the Money Market Funds.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agent services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation.

Such plans provide fees payable to the Distributor up to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expense incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser, Administrator and/or Distributor and the voluntary expense limitations for each fund:

	Advisory Fees		Administration Fees		Shareholder Servicing Fees	Administrative Service Fees	Voluntary Expense Limitations
Tax Free Fund
Class A	0.05	%(1)	0.30	%(2)	0.25%	—	0.45%
Institutional Tax Free Fund
Class A	0.05	%(1)	0.30	%(2)	0.25%	—	0.33%
Class B	0.05	%(1)	0.30	%(2)	0.25%	0.05%	0.63%
Class C	0.05	%(1)	0.30	%(2)	0.25%	0.25%	0.83%
Intermediate-Term Municipal Fund
Class A	0.33%		0.24%		0.25%	—	0.63%
Class Y	0.33%		0.24%		—	—	0.38%
Short Duration Municipal Fund
Class A	0.33%		0.24%		0.25%	—	0.63%
Class Y	0.33%		0.24%		—	—	0.38%
California Municipal Bond Fund
Class A	0.33%		0.24%		0.25%	—	0.60%
Massachusetts Municipal Bond Fund
Class A	0.33%		0.24%		0.25%	—	0.63%
New Jersey Municipal Bond Fund
Class A	0.33%		0.24%		0.25%	—	0.60%
New York Municipal Bond Fund
Class A	0.33%		0.24%		0.25%	—	0.60%
Pennsylvania Municipal Bond Fund
Class A	0.35%		0.20%		0.25%	—	0.63%
Class B	0.35%		0.20%		0.25%	0.05%	0.48%
Tax-Advantaged Income Fund
Class A	0.50%		0.30	%(3)	0.25%	—	0.86%
Class Y	0.50%		0.30	%(3)	—	—	0.61%

(1)	The Adviser receives an annual fee equal to 0.05% on the first $500 million of net assets, 0.04% for the next $500 million and 0.03% of net assets in excess of $1 billion. The fee is calculated based on the combined assets of the Tax Free and Institutional Tax Free Funds.
(2)	Prior to October 1, 2014, the annual fees payable to the Administrator were 0.36%. Effective October 1, 2014, the annual fees payable to the Administrator is 0.30%.
(3)	Prior to October 1, 2014, the annual fees payable to the Administrator were 0.35%. Effective October 1, 2014, the annual fees payable to the Administrator is 0.30%.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	111

Notes to Financial Statements (Continued)

August 31, 2015

The Administrator and/or Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to ensure the one-day net income yield of the Money Market Funds is not less than 0.01% of the Money Market Funds’ average daily net assets. The waiver is voluntary and can be terminated by the Money Market Funds’ Administrator and/or Distributor at any time. The following table shows the waivers by class for the year ended August 31, 2015:

	Administration Fee Waiver ($ Thousands)	Administrative and Shareholder Servicing Fee Waiver ($ Thousands)
Tax Free Fund, Cl A	$2,986	$—
Institutional Tax Free Fund, Cl A	2,670	—
Institutional Tax Free Fund, Cl B	517	521
Institutional Tax Free Fund, Cl C	8	14

As of August 31, 2015, SIMC has entered into investment sub-advisory agreements with the following parties:

Investment Sub-Adviser
Tax Free Fund
BofA Advisors, LLC
Institutional Tax Free Fund
BofA Advisors, LLC
Intermediate-Term Municipal Fund
Delaware Investments Fund Advisers
Standish Mellon Asset Management Company, LLC
Short Duration Municipal Fund
Neuberger Berman Fixed Income, LLC
Wells Capital Management, Inc.
California Municipal Bond Fund
Standish Mellon Asset Management Company, LLC
Massachusetts Municipal Bond Fund
Standish Mellon Asset Management Company, LLC
New Jersey Municipal Bond Fund
Standish Mellon Asset Management Company, LLC
New York Municipal Bond Fund
Standish Mellon Asset Management Company, LLC
Pennsylvania Municipal Bond Fund
Standish Mellon Asset Management Company, LLC
Tax-Advantaged Income Fund
Pacific Investment Management Company, LLC
Spectrum Asset Management, Inc.

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee paid by SIMC.

Other — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, the Distributor, and/or SIMC, a wholly owned subsidiary of SEI Investments. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of Officers and affiliated Trustees. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of August 31, 2015 and for the year then ended, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended August 31, 2015, were as follows:

	Intermediate- Term Municipal Fund ($ Thousands)	Short Duration Municipal Fund ($ Thousands)	California Municipal Bond Fund ($ Thousands)	Massachusetts Municipal Bond Fund ($ Thousands)
Purchases	$324,783	$325,455	$58,457	$16,095
Sales	137,678	194,359	35,043	8,528

	New Jersey Municipal Bond Fund ($ Thousands)	New York Municipal Bond Fund ($ Thousands)	Pennsylvania Municipal Bond Fund ($ Thousands)	Tax-Advantaged Income Fund ($ Thousands)
Purchases	$22,102	$39,851	$23,099	$403,674
Sales	14,804	25,763	26,708	163,748

The Tax-Advantaged Income Fund had purchases and sales of U.S. Government securities during the year ended August 31, 2015. The cost of security purchases and the proceeds from the sale of U.S. Government securities were $— ($ Thousands) and $8,903 ($ Thousands), respectively.

5. CONCENTRATIONS/RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

The Funds invest in debt instruments of municipal issuers. The Funds invest in securities which include revenue bonds, tax exempt

112	SEI Tax Exempt Trust / Annual Report / August 31, 2015

commercial paper, tax and revenue anticipation notes, and general obligation bonds. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments.

State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value a Fund’s securities.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Fund.

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub-chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of components of net assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income, accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of distributions, swap adjustments and market discount adjustments have been reclassified to/from the following accounts as of August 31, 2015.

	Paid-in Capital ($ Thousands)	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Net Realized Gain (Loss) ($ Thousands)
Intermediate-Term Municipal Fund	$—	$(29)	$29
Short Duration Municipal Fund	—	(8)	8
California Municipal Bond Fund	—	(3)	3
Pennsylvania Municipal Bond Fund	—	(6)	6
Tax-Advantaged Income Fund	—	(1,563)	1,563

These reclassifications have no impact on net assets or net asset value per share.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	113

Notes to Financial Statements (Continued)

August 31, 2015

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Totals ($ Thousands)
Tax Free Fund	2015	$96	$2	$—	$98
	2014	82	6	—	88
Institutional Tax Free Fund	2015	195	2	31	228
	2014	187	16	30	233
Intermediate-Term Municipal Fund	2015	35,577	30	—	35,607
	2014	32,220	32	—	32,252
Short Duration Municipal Fund	2015	3,279	4	—	3,283
	2014	5,776	16	—	5,792
California Municipal Bond Fund	2015	5,665	3	304	5,972
	2014	5,234	17	1,307	6,558
Massachusetts Municipal Bond Fund	2015	1,062	—	16	1,078
	2014	1,060	—	193	1,253
New Jersey Municipal Bond Fund	2015	2,200	—	206	2,406
	2014	2,107	—	81	2,188
New York Municipal Bond Fund	2015	2,989	19	97	3,105
	2014	2,906	—	330	3,236
Pennsylvania Municipal Bond Fund	2015	2,509	5	—	2,514
	2014	2,485	2	—	2,487
Tax-Advantaged Income Fund	2015	23,515	10,049	—	33,564
	2014	19,099	6,537	1,894	27,530

As of August 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income ($ Thousands)	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post-October Losses ($ Thousands)	Unrealized Appreciation/ (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings ($ Thousands)
Tax Free Fund	$15	$—	$66	$—	$—	$—	$(9)	$72
Institutional Tax Free Fund	16	—	14	—	—	—	(9)	21
Intermediate-Term Municipal Fund	3,308	—	—	(3,873)	—	60,136	(3,258)	56,313
Short Duration Municipal Fund	353	—	—	(1,319)	(248)	1,643	(336)	93
California Municipal Bond Fund	507	9	649	—	—	10,329	(479)	11,015
Massachusetts Municipal Bond Fund	94	—	434	—	—	2,166	(91)	2,603
New Jersey Municipal Bond Fund	194	—	247	—	—	1,909	(190)	2,160
New York Municipal Bond Fund	261	—	418	—	—	4,595	(254)	5,020
Pennsylvania Municipal Bond Fund	210	—	—	(1,762)	—	4,217	(204)	2,461
Tax-Advantaged Income Fund	1,712	—	—	(3,383)	(7,489)	51,556	(3,347)	39,049

Post-October losses represent losses realized on investment transactions from November 1, 2014 through August 31, 2015, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

For tax purposes, the losses in the Funds, incurred in taxable years beginning before December 22, 2010 can be carried forward for a maximum of eight years to offset any net realized capital gains. Each Fund’s capital loss carryforwards will expire as follows:

	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2016 ($ Thousands)	Total Capital Loss Carryforward 8/31/2015 ($ Thousands)
Intermediate-Term Municipal Fund	$—	$972	$—	$—	$972
Pennsylvania Municipal Bond Fund	—	1,262	—	—	1,262

114	SEI Tax Exempt Trust / Annual Report / August 31, 2015

During the year ended August 31, 2015, the following Funds utilized capital loss carryforwards to offset realized capital gains.

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Amount ($ Thousands)
Intermediate-Term Municipal Fund	$—	$2,810	$2,810
Short Duration Municipal Fund	45	—	45
Pennsylvania Municipal Bond Fund	—	511	511
Tax-Advantaged Income Fund	22	—	22

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the Internal Revenue Service. Post-enactment losses in the Funds are as follows:

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 8/31/2015 ($ Thousands)
Intermediate-Term Municipal Fund	$1,940	$961	$2,901
Short Duration Municipal Fund	381	938	1,319
Pennsylvania Municipal Bond Fund	2	498	500
Tax-Advantaged Income Fund	3,378	5	3,383

At August 31, 2015, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fixed Income Funds is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ Depreciation ($ Thousands)
Intermediate-Term Municipal Fund	$1,412,196	$64,257	$(4,121)	$60,136
Short Duration Municipal Fund	1,392,233	2,505	(862)	1,643
California Municipal Bond Fund	261,024	10,692	(363)	10,329
Massachusetts Municipal Bond Fund	55,571	2,246	(80)	2,166
New Jersey Municipal Bond Fund	100,252	2,605	(696)	1,909
New York Municipal Bond Fund	156,441	4,815	(220)	4,595
Pennsylvania Municipal Bond Fund	113,329	4,314	(97)	4,217
Tax-Advantaged Income Fund	940,346	57,880	(6,300)	51,580

At August 31, 2015, the cost of securities held by the Money Market Funds for Federal income tax purposes approximates the cost located in the Schedules of Investments.

7. SHARE TRANSACTIONS (Thousands):

	Tax Free Fund		Institutional Tax Free Fund		Intermediate-Term Municipal Fund
	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	7,862,049	6,217,717	4,340,868	3,082,682	33,453	34,434
Reinvestments of Dividends & Distributions	94	85	69	78	2,684	2,455
Cost of Shares Redeemed	(7,833,766)	(5,928,447)	(4,108,161)	(3,080,668)	(21,030)	(20,403)
Total Class A Transactions	28,377	289,355	232,776	2,092	15,107	16,486
Class B:
Proceeds from Shares Issued	N/A	N/A	592,155	500,793	N/A	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	21	23	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	(576,401)	(496,736)	N/A	N/A
Total Class B Transactions	N/A	N/A	15,775	4,080	N/A	N/A
Class C:
Proceeds from Shares Issued	N/A	N/A	8,669	16,196	N/A	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	1	—	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	(8,907)	(18,023)	N/A	N/A
Total Class C Transactions	N/A	N/A	(237)	(1,827)	N/A	N/A
Class Y(1):
Proceeds from Shares Issued	N/A	N/A	N/A	N/A	2	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	N/A	N/A	—	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A	—	N/A
Total Class Y Transactions	N/A	N/A	N/A	N/A	2	N/A
Increase in Share Transactions	28,377	289,355	248,314	4,345	15,109	16,486

SEI Tax Exempt Trust / Annual Report / August 31, 2015	115

Notes to Financial Statements (Concluded)

August 31, 2015

	Short Duration Municipal Fund		California Municipal Bond Fund		Massachusetts Municipal Bond Fund
	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	59,871	48,619	5,379	6,856	1,239	1,175
Reinvestments of Dividends & Distributions	273	489	481	538	89	105
Cost of Shares Redeemed	(35,868)	(36,146)	(3,890)	(3,947)	(790)	(556)
Total Class A Transactions	24,276	12,962	1,970	3,447	538	724
Class Y(1):
Proceeds from Shares Issued	2	N/A	N/A	N/A	N/A	N/A
Reinvestments of Dividends & Distributions	—	N/A	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	—	N/A	N/A	N/A	N/A	N/A
Total Class Y Transactions	2	N/A	N/A	N/A	N/A	N/A
Increase in Share Transactions	24,278	12,962	1,970	3,447	538	724

	New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	1,939	2,376	2,994	3,422	2,692	3,503	32,269	29,943
Reinvestments of Dividends & Distributions	214	197	258	271	182	163	2,864	2,413
Cost of Shares Redeemed	(1,367)	(1,461)	(1,998)	(1,716)	(2,298)	(1,522)	(15,682)	(15,248)
Total Class A Transactions	786	1,112	1,254	1,977	576	2,144	19,451	17,108
Class B:
Proceeds from Shares Issued	N/A	N/A	N/A	N/A	53	226	N/A	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	N/A	N/A	5	6	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A	(1,277)	(345)	N/A	N/A
Total Class B Transactions	N/A	N/A	N/A	N/A	(1,219)	(113)	N/A	N/A
Class Y(1):
Proceeds from Shares Issued	N/A	N/A	N/A	N/A	N/A	N/A	936	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	N/A	N/A	N/A	N/A	10	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A	N/A	N/A	(47)	N/A
Total Class Y Transactions	N/A	N/A	N/A	N/A	N/A	N/A	899	N/A
Increase (Decrease) in Share Transactions	786	1,112	1,254	1,977	(643)	2,031	20,350	17,108

N/A — Not applicable. Share classes currently not offered.

(1)	Class Y commenced operations on May 1, 2015.

8. OTHER MATTERS

The SEC recently adopted changes to the regulations governing money market mutual funds, such as the Tax Free Fund and Institutional Tax Free Fund. As a result of these changes, money market mutual funds will be required to trade at a floating net asset value instead of a stable $1.00 net asset per share, unless they either limit their portfolios to investments in cash, government securities and fully collateralized repurchase agreements or limit their shareholders to natural persons. Certain money market mutual funds will also be required to consider taking certain protective actions if their weekly liquid assets fall below a certain percentage of their total assets. Such protective actions may include imposing liquidity fees on redeeming shareholders or temporarily imposing a gate on redemptions entirely. The new regulations will also require the Money Market Funds to undertake additional stress testing of its portfolio and enhance certain disclosures on its website, offering documents and marketing materials. Most of these changes do not go into effect until October 2016. Nonetheless, as the compliance date for these new regulations approaches, the Money Market Funds may incur certain compliance and operating costs. The Money Market Funds do not currently have plans to make any changes to its investment portfolio and/or the eligibility requirements for fund shareholders during the current fiscal year, although they reserve the right to do so. To the extent the Money Market Funds make any changes to comply with the new regulations that are expected to impact fund shareholders, they will provide fund shareholders with advance notice.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of August 31, 2015.

116	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

SEI Tax Exempt Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Tax Exempt Trust, comprised of the Tax Free Fund, Institutional Tax Free Fund, Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and Tax-Advantaged Income Fund (collectively, “the Funds”), as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the SEI Tax Exempt Trust as of August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 30, 2015

SEI Tax Exempt Trust / Annual Report / August 31, 2015	117

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees as of August 31, 2015.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	104	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, The KP Funds, O’Connor EQUUS, Bishop Street Funds, Director of SEI since 1985. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), and SEI Global Nominee Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc., April 1997- December 2011.	104	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Trustee of The KP Funds, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

118	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008.	104	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	104	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	Since 2007	Private Investor since 1994.	104	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The KP Funds, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	104	Director of Aaron’s Inc.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Investments Global Funds Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Chief Compliance Officer of The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of Winton Series Trust since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Winton Diversified Opportunities Fund Gallery Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	General Counsel and Secretary of SIMC (since 2004), and Vice President (since 1999). Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

SEI Tax Exempt Trust / Annual Report / August 31, 2015	119

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	Since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

120	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2015 to August 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	121

Disclosure of Fund Expenses (Unaudited) (Concluded)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.07%	$0.35
Hypothetical 5% Return
Class A	$1,000.00	$1,024.85	0.07%	$0.36
Institutional Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.06%	$0.30
Class B	1,000.00	1,000.10	0.06	0.30
Class C	1,000.00	1,000.10	0.07	0.35
Hypothetical 5% Return
Class A	$1,000.00	$1,024.90	0.06%	$0.31
Class B	1,000.00	1,024.90	0.06	0.31
Class C	1,000.00	1,024.85	0.07	0.36
Intermediate-Term Municipal Fund
Actual Fund Return
Class A	$1,000.00	$1,002.60	0.63%	$3.18
Class Y‡	1,000.00	1,004.50	0.38	1.28	**
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21
Class Y‡	1,000.00	1,023.29	0.38	1.94
Short Duration Municipal Fund
Actual Fund Return
Class A	$1,000.00	$1,000.40	0.63%	$3.18
Class Y‡	1,000.00	1,001.10	0.38	1.28	**
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21
Class Y‡	1,000.00	1,023.29	0.38	1.94
California Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,001.30	0.60%	$3.03
Hypothetical 5% Return
Class A	$1,000.00	$1,022.18	0.60%	$3.06
Massachusetts Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,001.30	0.63%	$3.18
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratios	Expenses Paid During Period*
New Jersey Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$993.50	0.60%	$3.01
Hypothetical 5% Return
Class A	$1,000.00	$1,022.18	0.60%	$3.06
New York Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,002.00	0.60%	$3.03
Hypothetical 5% Return
Class A	$1,000.00	$1,022.18	0.60%	$3.06
Pennsylvania Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,003.80	0.63%	$3.18
Class B	1,000.00	1,003.60	0.48	2.42
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21
Class B	1,000.00	1,022.79	0.48	2.45
Tax-Advantaged Income Fund
Actual Fund Return
Class A	$1,000.00	$1,003.90	0.86%	$4.34
Class Y‡	1,000.00	999.50	0.61	2.06	**
Hypothetical 5% Return
Class A	$1,000.00	$1,020.87	0.86%	$4.38
Class Y‡	1,000.00	1,022.13	0.61	3.11

‡	Class Y commenced operations on May 1, 2015.
*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 123/365 (to reflect the period since inception to period end).

122	SEI Tax Exempt Trust / Annual Report / August 31, 2015

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Tax Exempt Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Lipper, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Lipper and the Funds’ benchmark indices.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	123

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

At the March 24, 2015 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement (other than certain of those operating under an initial two-year term) was either initially approved or, if the Sub-Advisory Agreement was already in effect, renewed at a meeting of the Board of Trustees during the course of the Trust’s fiscal year. In each case, the Board’s approvals were based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Lipper, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Lipper Report”). The Lipper Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for each of the Funds with the exception of the New York Municipal Bond Fund, for which the Lipper Report included metrics on net total return and performance consistency. The Lipper Report also included metrics on risk analysis, volatility versus total return, net total return and performance consistency, as appropriate, for a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied of the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Lipper Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency,

124	SEI Tax Exempt Trust / Annual Report / August 31, 2015

shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Tax Exempt Trust / Annual Report / August 31, 2015	125

Notice to Shareholders (Unaudited)

For shareholders that do not have a August 31, 2015 taxable year end this notice is for information purposes only. For shareholders with a August 31, 2015, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2015, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax Exempt Income Distributions	Total Distributions	(D) Dividends Received Deduction (1)
Tax Free Fund(6)	0.00%	1.62%	98.38%	100.00%	0.00%
Institutional Tax Free Fund(6)	13.11%	0.81%	86.08%	100.00%	0.00%
Intermediate-Term Municipal Fund(6)	0.00%	0.08%	99.92%	100.00%	0.00%
Short Duration Municipal Fund(6)(7)	0.00%	0.14%	99.86%	100.00%	0.00%
California Municipal Bond Fund(7)	5.09%	0.05%	94.86%	100.00%	0.00%
Massachusetts Municipal Bond Fund(6)	1.52%	0.00%	98.48%	100.00%	0.00%
New Jersey Municipal Bond Fund	8.56%	0.00%	91.44%	100.00%	0.00%
New York Municipal Bond Fund	3.12%	0.61%	96.27%	100.00%	0.00%
Pennsylvania Municipal Bond Fund(6)	0.00%	0.19%	99.81%	100.00%	0.00%
Tax-Advantaged Income Fund(6)(7)	0.00%	30.75%	69.25%	100.00%	29.56%

Fund	(E) Qualifying Dividend Income (2)	(F) U.S. Government Interest (3)	(G) Interest Related Dividends (4)	(H) Short-Term Captital Gain Dividends (5)
Tax Free Fund(6)	0.00%	0.00%	0.00%	0.00%
Institutional Tax Free Fund(6)	0.00%	0.00%	0.00%	0.00%
Intermediate-Term Municipal Fund(6)	0.00%	0.00%	0.00%	0.00%
Short Duration Municipal Fund(6)(7)	0.00%	0.00%	0.00%	0.00%
California Municipal Bond Fund(7)	0.00%	0.00%	0.00%	0.00%
Massachusetts Municipal Bond Fund(6)	0.00%	0.00%	0.00%	0.00%
New Jersey Municipal Bond Fund	0.00%	0.00%	0.00%	0.00%
New York Municipal Bond Fund	0.00%	0.00%	0.00%	100.00%
Pennsylvania Municipal Bond Fund(6)	0.00%	0.00%	0.00%	0.00%
Tax-Advantaged Income Fund(6)(7)	29.56%	0.53%	32.91%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction, and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions. It is the intention of each of the Funds to designate the maximum amount permitted by law.

(3)	‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of ‘‘Interest Related Dividends’’ and is reflected as a percentage of ordinary income distributions for calendar year ended 2015 that are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of ‘‘Short-Term Capital Gain Dividends’’ and is reflected as a percentage of short- term capital gain distributions for the calendar year ended 2015 that are exempt from U.S. withholding tax when paid to foreign investors.

(6)	“Exempt-Interest Dividends” represent the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income tax.

(7)	For California income tax purposes, for the fiscal year ended August 31, 2015, the Tax Free, Institutional Tax Free, the Intermediate-Term Municipal, the Short Duration Municipal, the California Municipal, the New York Municipal Bond, and the Tax-Advantaged Income Funds designated 4.52, 4.77%, 13.76%, 2.90%, 0.38%, 100% and 9.66% respectively, of their distributions paid from net investment income as exempt interest dividends under Section 17145 of the California Revenue and Taxation Code.

Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.

Items (D) and (E) are based on the percentage of “Ordinary Income Distributions.”

Item (F) is based on the percentage of gross income of each Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of short-term capital gain distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

126	SEI Tax Exempt Trust / Annual Report / August 31, 2015

SEI TAX-EXEMPT TRUST ANNUAL REPORT AUGUST 31, 2015

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-024 (8/15)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer and any person that performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least two Audit Committee financial experts serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2015			Fiscal Year 2014
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$201,000	$0	$0	$199,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$0	$0	$0	$0	$23,000	$0
(d)	All Other Fees(2)	$0	$246,385	$0	$0	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services for various service affiliates of the Registrant.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Service Pre-Approval Policy (the “Policy”), which sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal years 2015 and 2014 were $246,385 and $237,000, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SEI Tax Exempt Trust

By	/s/ Robert A. Nesher
Robert A. Nesher President & CEO

Date: November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 5, 2015

By	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: November 5, 2015